UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock Energy Opportunities Fund (Formerly BlackRock All-Cap Energy &

Resources Portfolio)

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Technology Opportunities Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2020

Date of reporting period: 03/31/2020

Item 1 – Report to Stockholders

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Energy Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

At a meeting held on July 31, 2019, the Board of Trustees of BlackRock FundsSM approved the Reorganization (the “Reorganization”) of BlackRock Energy & Resources Portfolio (the “Target Fund”) with and into BlackRock All-Cap Energy & Resources Portfolio (the “Acquiring Fund”). The Reorganization closed on January 13, 2020 and was not subject to approval by each Fund’s shareholders. Effective upon the closing of the Reorganization, the Acquiring Fund changed its name to BlackRock Energy Opportunities Fund.

On November 13, 2019, the Board of Trustees of the Fund approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Energy stocks suffered a substantial downturn during the six-month period. The bulk of the slump occurred in March, when the start of a price war between Russia and Saudi Arabia led to a significant increase in crude oil supply. At the same time, the demand outlook cratered as the spread of coronavirus prompted many world governments to shut down large portions of their economies. These unfavorable conditions contributed to a decline in the price of West Texas Intermediate crude oil to its lowest level in more than 20 years.

The Fund’s positions in more defensive energy companies were generally the leading contributors to its relative performance. Among these were the European integrated oil companies TOTAL SA and BP PLC, as well as the oil pipeline company TC Energy Corp. The Fund further benefited from not owning Occidental Petroleum Corp. and holding a large underweight in Schlumberger Ltd., as both stocks experienced sharp price declines.

The oil refiner Marathon Petroleum Corp., which lagged due to the rising supply of gasoline, was a key detractor. The smaller exploration and production (“E&P”) companies Kosmos Energy Ltd. and Noble Energy, Inc. also detracted from results, as did the Brazilian energy giant Petróleo Brasileiro SA.

Describe recent portfolio activity.

The investment adviser sought to capitalize on elevated market volatility by purchasing what it believed were higher-quality, financially strong companies near historically low valuations. The investment adviser primarily added to existing positions in large-cap international companies that it saw as being in the best position to take advantage of an eventual recovery.

Describe portfolio positioning at period end.

The Fund was positioned in a defensive manner, favoring companies that are maintaining capital discipline and focusing on returning cash flows to shareholders. Conversely, the Fund was underweight in higher-cost producers, companies with weak balance sheets, and commoditized oil services companies.

The Fund was overweight in the E&P subsector, and it was underweight in the integrated, distribution, oil services, and refining and marketing industries. The investment adviser maintained an above-average cash position to help cushion the effect of ongoing market volatility. The Fund’s cash position did not have a material impact on Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Royal Dutch Shell PLC, Class A	12%
Chevron Corp.	11
TOTAL SA	10
BP PLC	8
ConocoPhillips	5
TC Energy Corp.	4
Williams Cos., Inc.	4
Kinder Morgan, Inc.	4
EOG Resources, Inc.	3
Equinor ASA	3

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Oil, Gas & Consumable Fuels	90%
Energy Equipment & Services	1
Short-Term Securities	9

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Energy Opportunities Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(39.71)%	(43.84)%	N/A	(12.93)%	N/A	(6.88)%	N/A
Service	(39.85)	(44.11)	N/A	(13.30)	N/A	(7.26)	N/A
Investor A	(39.86)	(44.08)	(47.02)%	(13.30)	(14.23)%	(7.28)	(7.77)%
Investor C	(40.02)	(44.45)	(44.99)	(13.90)	(13.90)	(7.93)	(7.93)
MSCI World Energy Index(c)	(42.03)	(46.23)	N/A	(11.17)	N/A	(4.36)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$602.90	$3.65	$1,000.00	$1,020.45	$4.60	0.91%
Service	1,000.00	601.50	5.27	1,000.00	1,018.42	6.64	1.32
Investor A	1,000.00	601.40	5.29	1,000.00	1,018.40	6.66	1.32
Investor C	1,000.00	599.80	8.16	1,000.00	1,014.80	10.28	2.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020), are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example is intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	BlackRock Energy Opportunities Fund

Security	Shares	Value

Common Stocks — 91.4%

Energy Equipment & Services — 1.6%
Baker Hughes Co.	142,651	$1,497,835
Poseidon Concepts Corp.(a)	35,081	4

		1,497,839

Oil, Gas & Consumable Fuels — 89.8%
BP PLC	1,746,062	7,160,485
Cairn Energy PLC(a)	659,913	625,554
Canadian Natural Resources Ltd.	88,608	1,212,040
Chevron Corp.	134,217	9,725,364
CNOOC Ltd.	1,364,000	1,417,434
Concho Resources, Inc.	36,006	1,542,857
ConocoPhillips	132,490	4,080,692
Enbridge, Inc.	50,500	1,470,539
EOG Resources, Inc.	81,170	2,915,626
Equinor ASA	189,140	2,357,846
Exxon Mobil Corp.	55,802	2,118,802
Galp Energia SGPS SA	123,562	1,413,079
Gazprom PJSC — ADR	39,400	178,669
Hess Corp.(b)	57,784	1,924,207
Kinder Morgan, Inc.	259,706	3,615,107
Kosmos Energy Ltd.	631,583	565,646
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000)(a)(c)(d)	85,400	125,538
Lukoil PJSC — ADR	3,050	179,742
Lundin Energy AB	94,740	1,788,367
Marathon Petroleum Corp.	66,181	1,563,195

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	68,591	$414,290
Oil Search Ltd.	416,855	604,548
Petroleo Brasileiro SA — ADR	221,329	1,217,309
Pioneer Natural Resources Co.	27,064	1,898,540
Royal Dutch Shell PLC, Class A	614,958	10,684,059
Suncor Energy, Inc.	113,140	1,805,673
TC Energy Corp.	91,373	4,061,239
TOTAL SA	239,036	9,006,599
Valero Energy Corp.	35,300	1,601,208
Williams Cos., Inc.	265,139	3,751,717

		81,025,971

Total Long-Term Investments — 91.4% (Cost: $126,877,220)		82,523,810

Short-Term Securities — 8.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(e)(g)	7,788,803	7,788,803
SL Liquidity Series, LLC, Money Market Series, 0.88%(e)(f)(g)	2,818	2,818

Total Short-Term Securities — 8.7% (Cost: $7,791,620)		7,791,621

Total Investments — 100.1% (Cost: $134,668,840)		90,315,431

Liabilities in Excess of Other Assets — (0.1)%		(45,410)

Net Assets — 100.0%		$90,270,021

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $125,538, representing 0.1% of its net assets as of period end, and an original cost of $1,281,000.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,409,004	6,379,799	(b)	—	7,788,803	$7,788,803	$16,282		$4	$—
SL Liquidity Series, LLC, Money Market Series	—	2,818	(b)	—	2,818	2,818	2	(c)	(33)	1

						$7,791,621	$16,284		$(29)	$1

(a)	Includes net capital gain distributions, if applicable. (b) Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$1,497,835	$4	$—	$1,497,839
Oil, Gas & Consumable Fuels	45,484,051	35,416,382	125,538	81,025,971
Short-Term Securities	7,788,803	—	—	7,788,803

Subtotal	$54,770,689	$35,416,386	$125,538	$90,312,613

Investments Valued at NAV(a)				2,818

Total Investments				$90,315,431

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

8	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2020

BlackRock Energy Opportunities Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,864) (cost — $126,877,220)	$82,523,810
Investments at value — affiliated (cost — $7,791,620)	7,791,621
Cash	31,997
Foreign currency at value (cost — $10)	1,468
Receivables:
Investments sold	512,246
Capital shares sold	499,244
Dividends — affiliated	2,650
Dividends — unaffiliated	272,452
Securities lending income — affiliated	2
From the Manager	17,710
Prepaid expenses	69,505

Total assets	91,722,705

LIABILITIES
Cash collateral on securities loaned at value	2,817
Payables:
Investments purchased	1,056,526
Administration fees	3,234
Capital shares redeemed	173,308
Investment advisory fees	45,634
Trustees’ and Officer’s fees	6,240
Other accrued expenses	4,991
Other affiliates	2,641
Printing fees	34,967
Professional fees	25,468
Reorganization expenses	32,320
Service and distribution fees	21,679
Transfer agent fees	42,859

Total liabilities	1,452,684

NET ASSETS	$90,270,021

NET ASSETS CONSIST OF
Paid-in capital	$184,970,934
Accumulated loss	(94,700,913)

NET ASSETS	$90,270,021

NET ASSET VALUE
Institutional
Net assets	$24,528,500

Shares outstanding(a)	4,349,436

Net asset value	$5.64

Service
Net assets	$255,868

Shares outstanding(a)	46,331

Net asset value	$5.52

Investor A
Net assets	$57,046,583

Shares outstanding(a)	10,387,173

Net asset value	$5.49

Investor C
Net assets	$8,439,070

Shares outstanding(a)	1,590,224

Net asset value	$5.31

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended March 31, 2020

BlackRock Energy Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,277,739
Dividends — affiliated	16,282
Interest — Unaffiliated	12
Securities lending income — affiliated — net	2
Foreign taxes withheld	(168,357)

Total investment income	2,125,678

EXPENSES
Investment advisory	344,620
Service and distribution — class specific	114,653
Transfer agent — class specific	112,176
Professional	63,770
Reorganization	56,433
Registration	39,839
Printing	26,095
Accounting services	20,872
Administration	19,530
Administration — class specific	9,188
Trustees and Officer	6,314
Custodian	5,216
Miscellaneous	4,847

Total expenses	823,553
Less:
Administration fees waived — class specific	(9,184)
Transfer agent fees waived and/or reimbursed — class specific	(62,423)
Fees waived and/or reimbursed by the Manager	(169,243)

Total expenses after fees waived and/or reimbursed	582,703

Net investment income	1,542,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,565,241)
Investments — affiliated	(33)
Capital gain distributions received from affiliated investment companies	4
Foreign currency transactions	695

(12,564,575)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,232,106)
Investments — affiliated	1
Foreign currency translations	(395)

(50,232,500)

Realized and unrealized loss	(62,797,075)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(61,254,100)

See notes to financial statements.

10	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Energy Opportunities Fund
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,542,975	$1,667,707
Net realized loss	(12,564,575)	(2,066,863)
Net change in unrealized appreciation (depreciation)	(50,232,500)	(15,753,878)

Net decrease in net assets resulting from operations	(61,254,100)	(16,153,034)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(816,189)	(495,974)
Service	(13,464)	(12,604)
Investor A	(914,901)	(998,577)
Investor C	(141,501)	(71,490)

Decrease in net assets resulting from distributions to shareholders	(1,886,055)	(1,578,645)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	87,252,466	(2,487,880)

NET ASSETS
Total increase (decrease) in net assets	24,112,311	(20,219,559)
Beginning of period	66,157,710	86,377,269

End of period	$90,270,021	$66,157,710

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund
	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.66		$12.34	$11.13	$11.06		$9.91	$16.26

Net investment income(a)	0.16		0.29	0.23	0.31	(b)	0.22	0.23
Net realized and unrealized gain (loss)	(3.87)		(2.66)	1.30	0.04		1.17	(6.34)

Net increase (decrease) from investment operations	(3.71)		(2.37)	1.53	0.35		1.39	(6.11)

Distributions from net investment income(c)	(0.30)		(0.31)	(0.32)	(0.28)		(0.24)	(0.24)

Net asset value, end of period	$5.64		$9.66	$12.34	$11.13		$11.06	$9.91

Total Return(d)
Based on net asset value	(39.71	)%(e)	(19.24)%	14.08%	2.98%		14.33%	(37.94)%

Ratios to Average Net Assets
Total expenses	1.33	%(f)	1.30%	1.29%	1.25%		1.18%	1.11	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(f)(h)	0.91%	0.92%	0.91%		0.95%	0.96%

Net investment income	3.52	%(h)	2.91%	1.97%	2.89	%(b)	2.16%	1.75%

Supplemental Data
Net assets, end of period (000)	$24,529		$23,579	$22,255	$18,703		$25,123	$20,753

Portfolio turnover rate	34%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Annualized.

See notes to financial statements.

12	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016	2015

Net asset value, beginning of period	$9.44		$12.05		$10.88	$10.81		$9.65	$15.81

Net investment income(a)	0.13		0.23		0.17	0.25	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(3.79)		(2.59)		1.28	0.04		1.14	(6.16)

Net increase (decrease) from investment operations	(3.66)		(2.36)		1.45	0.29		1.31	(5.99)

Distributions from net investment income(c)	(0.26)		(0.25)		(0.28)	(0.22)		(0.15)	(0.17)

Net asset value, end of period	$5.52		$9.44		$12.05	$10.88		$10.81	$9.65

Total Return(d)
Based on net asset value	(39.85	)%(e)	(19.63)%		13.63%	2.58%		13.77%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.67	%(f)	1.57	%(g)	1.55%	1.50%		1.51%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(f)(h)	1.33%		1.34%	1.33%		1.36%	1.38%

Net investment income	2.86	%(h)	2.34%		1.51%	2.35	%(b)	1.67%	1.33%

Supplemental Data
Net assets, end of period (000)	$256		$451		$599	$628		$787	$1,025

Portfolio turnover rate	34%		37%		37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.83% and 1.32%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	1.55%	N/A	N/A	N/A	N/A

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$9.39		$11.99	$10.83	$10.76		$9.63	$15.77

Net investment income(a)	0.14		0.24	0.17	0.26	(b)	0.17	0.17
Net realized and unrealized gain (loss)	(3.78)		(2.59)	1.27	0.03		1.14	(6.15)

Net increase (decrease) from investment operations	(3.64)		(2.35)	1.44	0.29		1.31	(5.98)

Distributions from net investment income(c)	(0.26)		(0.25)	(0.28)	(0.22)		(0.18)	(0.16)

Net asset value, end of period	$5.49		$9.39	$11.99	$10.83		$10.76	$9.63

Total Return(d)
Based on net asset value	(39.86	)%(e)	(19.61)%	13.59%	2.57%		13.88%	(38.17)%

Ratios to Average Net Assets
Total expenses	1.71	%(f)	1.66%	1.65%	1.60%		1.55%	1.48	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(f)(h)	1.33%	1.34%	1.33%		1.36%	1.38%

Net investment income	3.42	%(h)	2.44%	1.52%	2.42	%(b)	1.72%	1.33%

Supplemental Data
Net assets, end of period (000)	$57,047		$34,574	$41,644	$43,765		$59,065	$51,005

Portfolio turnover rate	34%		37%	37%	14%		66%	51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.83% and 1.32%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Annualized.

See notes to financial statements.

14	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)
	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017		2016		2015

Net asset value, beginning of period	$9.03		$11.39		$10.30	$10.23		$9.14		$14.94

Net investment income(a)	0.10		0.14		0.09	0.17	(b)	0.09		0.07
Net realized and unrealized gain (loss)	(3.64)		(2.44)		1.22	0.03		1.08		(5.82)

Net increase (decrease) from investment operations	(3.54)		(2.30)		1.31	0.20		1.17		(5.75)

Distributions from net investment income(c)	(0.18)		(0.06)		(0.22)	(0.13)		(0.08)		(0.05)

Net asset value, end of period	$5.31		$9.03		$11.39	$10.30		$10.23		$9.14

Total Return(d)
Based on net asset value	(40.02	)%(e)	(20.21)%		12.90%	1.84%		12.91%		(38.60)%

Ratios to Average Net Assets
Total expenses	2.43	%(f)	2.35	%(g)	2.36%	2.32%		2.28	%(g)	2.18%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.04	%(f)(h)	2.05%		2.06%	2.05%		2.09%		2.10%

Net investment income	2.53	%(h)	1.48%		0.80%	1.66	%(b)	1.00%		0.61%

Supplemental Data
Net assets, end of period (000)	$8,439		$7,554		$21,878	$23,996		$31,847		$32,693

Portfolio turnover rate	34%		37%		37%	14%		66%		51%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.56% and 2.04%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	2.35%	N/A	N/A	2.27%	N/A

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Energy Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (‘‘CDSC“) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 31, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in name of the Fund, effective as of January 13, 2020, from BlackRock All-Cap Energy & Resources Portfolio to BlackRock Energy Opportunities Fund.

On November 13, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board and shareholders of the Fund and the Board and shareholders of BlackRock Energy & Resources (the “Target Fund” ) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed certain liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on January 10, 2020, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BlackRock Energy Opportunities Fund’s Share Class	Shares of BlackRock Energy Opportunities Fund
Institutional	666,762	1.64341300	Institutional	1,095,766
Class A	4,649,385	1.44165000	Investor A	6,702,786
Class C	861,498	1.03784900	Class C	894,104

The Target Fund’s net assets and composition of net assets on January 10, 2020, the valuation date of the reorganization, were as follows:

Target Fund
Net assets	$84,426,614
Paid-in capital	344,108,684
Accumulated losses	(259,682,070)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $72,394,256. The aggregate net assets of the Fund immediately after the reorganization amounted to $156,820,870. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
BlackRock Energy Opportunities Fund	$84,656,807	$81,991,609

The purpose of this transaction was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on January 13, 2020.

16	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Assuming the reorganization had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the period ended March 31, 2020, are as follows:

•	Net investment income: $1,728,488

•	Net realized and change in unrealized loss on investments: $(58,159,170)

•	Net decrease in net assets resulting from operations: $(56,430,682)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the fund’s Statement of Operations since January 13, 2020.

Reorganization costs incurred in connection with the reorganization were expensed by BlackRock Energy Opportunities Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

18	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is are a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount (b)
State Street Bank & Trust Company	$2,864	$2,817	$47

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor C	Total
$531	$67,261	$46,861	$114,653

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Total
$2,820	$42	$5,384	$942	$9,188

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor C	Total
$544	$—	$6,245	$759	$7,548

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Total
$18,142	$398	$81,858	$11,778	$112,176

20	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $3,020.

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

Investor A	Investor C
$ 86	$ 325

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amount waived was $977.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C
0.91%	1.32%	1.32%	2.04%

For the six months ended March 31, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statement of Operations was $168,266.

These amounts waived and/or reimbursed are included in administrative fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor C	Total
Administration fees waived	$2,820	$38	$5,384	$942	$9,184
Transfer agent fees waived and/or reimbursed	$18,142	$74	$38,797	$5,410	$62,423

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019 the repayment arrangement between the Fund and the Manager, pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019.

Fund Level	$316,846
Institutional	73,788
Service	132
Investor A	95,531
Investor C	31,471

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2020, the Fund did not incur any fees for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities, were $28,669,705 and $30,968,911, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2019, the Fund had non-expiring capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $35,127,564.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$139,824,182

Gross unrealized appreciation	$699,968
Gross unrealized depreciation	(50,208,719)

Net unrealized depreciation	$(49,508,751)

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Fund did not borrow under the credit agreement.

22	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Institutional
Shares issued in the reorganization	1,095,766	$10,918,076	—	$—
Shares sold	3,217,098	21,900,503	2,483,977	24,371,687
Shares issued in reinvestment of distributions	87,022	810,172	49,857	489,099
Shares redeemed	(2,491,546)	(16,861,447)	(1,895,756)	(19,174,792)

Net increase	1,908,340	$16,767,304	638,078	$5,685,994

Service
Shares sold	9,943	$90,029	24,220	243,144
Shares issued in reinvestment of distributions	1,476	13,464	1,310	12,604
Shares redeemed	(12,819)	(117,617)	(27,520)	(270,216)

Net decrease	(1,400)	$(14,124)	(1,990)	$(14,468)

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
	Shares	Amount	Shares	Amount
Investor A
Shares issued in the reorganization	6,702,786	$65,103,473	—	$—
Shares sold and automatic conversion of shares	1,377,255	9,619,205	1,317,090	13,255,143
Shares issued in reinvestment distributions	98,657	894,817	102,248	978,518
Shares redeemed	(1,472,857)	(12,077,467)	(1,210,425)	(11,796,567)

Net increase	6,705,841	$63,540,028	208,913	$2,437,094

Investor C
Shares issued in the reorganization	894,104	$8,405,065	—	$—
Shares sold	217,825	1,384,712	57,281	536,851
Shares issued in reinvestment of distributions	15,328	134,730	7,437	68,863
Shares redeemed and automatic conversion of shares	(373,527)	(2,965,249)	(1,149,546)	(11,202,214)

Net increase (decrease)	753,730	$6,959,258	(1,084,828)	$(10,596,500)

Total Net Increase (Decrease)	9,366,511	$87,252,466	(239,827)	$(2,487,880)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

24	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Energy Opportunities Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	25

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

26	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	27

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

USD	US Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

28	2020 BLACK ROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-3/20-SAR

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage Large Cap Growth Fund
•	BlackRock Advantage Small Cap Growth Fund
•	BlackRock Mid-Cap Growth Equity Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The Fund struggled amidst a highly volatile market backdrop during the period. Equity returns experienced a sharp bifurcation over the six months. Initially, markets were touching new highs in a strong risk-on rally driven by excitement around a phase one trade deal between the United States and China. The anticipation of the deal and its actual resolution helped boost stocks through mid-February of 2020. However, the spread of a novel coronavirus across the globe resulted in an inflection point leading to a rapid and steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, which severely impacted expectations for growth and employment. The selloff in the first quarter of 2020 represented one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the global financial crisis. In response, policymakers stepped in with extraordinary fiscal and monetary packages aimed at supporting the market. While this helped equities recover some of the lost ground as the period drew to a close, it was not enough to prevent broadly negative returns for the six-month period.

Losses in March drove the Fund’s underperformance for the period, as economic shutdowns forced investors to question prior growth and earnings expectations. This ultimately led to sharp declines across fundamental stock selection insights, notably valuation-based measures. These more contrarian insights detracted as investors focused on the long-term economic impact of shutdowns needed to stop the spread of coronavirus, which brought into question the future earnings prospects of cyclical parts of the market. More traditional signals that seek to identify attractively priced growth companies, such as comparing valuations across earnings, struggled given the backdrop. Elsewhere, text-based analyses that seek to identify trends across company fundamentals and earnings detracted as investors doubted prior guidance. Additionally, certain macro-thematic insights struggled amid the changing trends in hiring. Insights that look to job market data struggled as the evolving coronavirus concerns impacted the market backdrop. Similarly, macro insights that that look toward import costs were also weak in the period.

Despite the underperformance, select insights were able to provide gains. Sentiment measures were broadly additive helping to offset the broader portfolio decline. This was noticeable in signals that evaluate cross-asset class sentiment, such as bond market-related measures, which worked well given credit spread volatility. Trend-based sentiment measures were broadly able to successfully navigate the evolving market condition. This was most observable across the use of alternative data sets to capture supply chain disruptions. Unsurprisingly, given the volatility, fundamental stock selection signals provided needed portfolio ballast. Notably, the defensive profile of quality measures, such as balance sheet strength and a preference for lower volatility stocks, were able to produce strong results given the sharp risk-off tone to the market. Performance strength was also seen across less traditional quality measures, such as environmental, social and governance insights. Specifically, a recently added insight that captures an evolving investor preference for sustainability was one of the top-performing signals.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create allocation models across individual stocks, building upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signals constructed to identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the consumer discretionary and utilities sectors and slight underweight positions in the materials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.48)%	(0.91)%	N/A	8.77%	N/A	8.60%	N/A
Service	(5.55)	(1.15)	N/A	8.48	N/A	8.28	N/A
Investor A	(5.55)	(1.14)	(6.33)%	8.46	7.29%	8.28	7.70%
Investor C	(5.90)	(1.86)	(2.80)	7.64	7.64	7.45	7.45
Class K	(5.43)	(0.86)	N/A	8.60	N/A	8.35	N/A
Class R	(5.66)	(1.43)	N/A	8.14	N/A	7.91	N/A
Russell 1000® Growth Index(c)	(4.98)	0.91	N/A	10.36	N/A	12.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$945.20	$3.02	$1,000.00	$1,021.90	$3.13	0.62%
Service	1,000.00	944.50	4.23	1,000.00	1,020.65	4.40	0.87
Investor A	1,000.00	944.50	4.23	1,000.00	1,020.65	4.39	0.87
Investor C	1,000.00	941.00	7.86	1,000.00	1,016.90	8.17	1.62
Class K	1,000.00	945.70	2.77	1,000.00	1,022.15	2.88	0.57
Class R	1,000.00	943.40	5.44	1,000.00	1,019.40	5.65	1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Microsoft Corp.	10%
Apple Inc.	8
Amazon.com, Inc.	7
Facebook, Inc., Class A	3
Alphabet, Inc., Class C	3
Mastercard, Inc., Class A	3
Alphabet, Inc., Class A	2
UnitedHealth Group, Inc.	2
Adobe, Inc.	2
Merck & Co., Inc.	1

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Health Care	15
Consumer Discretionary	14
Communication Services	11
Industrials	8
Consumer Staples	5
Financials	3
Real Estate	2
Materials	1
Short-Term Securities	11
Liabilities in Excess of Other Assets	(8)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	5

Fund Summary as of March 31, 2020	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

Overall, the Fund performed well, navigating a highly volatile market backdrop that created a sharp bifurcation in equity returns into two distinct return environments. Markets initially reached new highs in a strong risk-on rally that lasted through mid-February, driven by excitement about a phase-one trade deal between the United States and China. However, the spread of coronavirus across the globe was an inflection point and led to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment fell sharply. The speed of the selloff in the first quarter of 2020 led to one of the worst quarterly returns for domestic equities on record, as volatility hit levels last observed during the global financial crisis. Policymakers stepped in with both fiscal and monetary stimulus packages aimed at supporting the market. This helped equities recover some of their lost ground by period-end, but it was not enough to fully offset prior losses.

Unsurprisingly, given the volatility, fundamental stock selection signals drove the Fund’s relative outperformance. Notably, the defensive profile of quality measures, such as balance sheet strength and dividend policy, helped insulate the portfolio from losses. Identifying management quality once again performed well, with noted strength from an insight that compares management commentary to regulatory filings that added to returns in the industrials sector. Less traditional quality measures, such as environmental, social and governance (“ESG”)-related insights, also remained strong. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainability. Elsewhere, insights that seek to identify growth companies that are attractively priced or that have a contrarian orientation also provided gains. Specifically, an insight that evaluates valuations across research and development expenditures performed well, as it demonstrates a growth preference. This insight drove gains through successful stock selection among biotechnology companies. Finally, trend-based sentiment measures were able to identify key trends in the evolving environment successfully. This was most easily seen through alternative data sets that captured supply chain disruptions, company linkages, and more nuanced trends such as hotel bookings.

Despite demonstrating resilience throughout the period, the Fund struggled in March amid the sizable market rotations. Specifically, observations of historic levels of deleveraging from the normally informed investor community detracted from Fund performance. Unsurprisingly, sentiment-based stock selection insights that seek to capture informed-investor positioning struggled as a result. Noted weakness stemmed from a recently implemented signal that looks at meeting activity among corporate managers to impute potential institutional interest in stocks. Having demonstrated strong performance prior to the period, the signal struggled after motivating the Fund to take an overweight position in restaurant stocks prior to the implementation of large-scale economic shutdowns. Similarly, sentiment insights that look to capture positioning from the hedge fund community detracted in the financial sector. Importantly, though, insights looking at bond markets to gauge sentiment performed well, helping to reduce weakness across the signal composite. These insights demonstrated more of a quality tone because of their focus on corporate resilience and debt servicing and performed well as investors sought relative safety. Macro-thematic insights were more mixed, as strength from industry positioning offset losses from a regional model.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all of its major drivers of returns during the period. However, there were several new stock selection insights added to the Fund. These included a new signal that uses the existing library of systematic active equity insights to create bespoke allocation models at the individual stock level. This signal builds on earlier machine-learned capabilities the investment adviser developed. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector neutral. The Fund had slight sector overweight positions at period end to information technology and health care stocks, and maintained slight sector underweights in industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Advantage Small Cap Growth Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(16.66)%	(16.52)%	N/A	2.27%	N/A	8.01%	N/A
Service	(16.75)	(16.63)	N/A	2.02	N/A	7.72	N/A
Investor A	(16.68)	(16.68)	(21.06)%	2.01	0.91%	7.69	7.11%
Investor C	(17.07)	(17.36)	(18.06)	1.21	1.21	6.83	6.83
Class K	(16.62)	(16.43)	N/A	2.29	N/A	8.02	N/A
Class R	(16.85)	(16.91)	N/A	1.76	N/A	7.47	N/A
Russell 2000® Growth Index(c)	(17.31)	(18.58)	N/A	1.70	N/A	8.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$833.40	$2.29	$1,000.00	$1,022.50	$2.53	0.50%
Service	1,000.00	832.50	3.44	1,000.00	1,021.25	3.79	0.75
Investor A	1,000.00	833.20	3.44	1,000.00	1,021.25	3.79	0.75
Investor C	1,000.00	829.30	6.86	1,000.00	1,017.50	7.57	1.50
Class K	1,000.00	833.80	2.06	1,000.00	1,022.75	2.28	0.45
Class R	1,000.00	831.50	4.58	1,000.00	1,020.00	5.05	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
Teladoc Health, Inc.	1%
ESCO Technologies, Inc.	1
QTS Realty Trust, Inc., Class A	1
Comfort Systems USA, Inc.	1
SPS Commerce, Inc.	1
EastGroup Properties, Inc.	1
Cirrus Logic, Inc.	1
Cogent Communications Holdings, Inc.	1
Novocure Ltd.	1
FirstCash, Inc.	1

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	34%
Information Technology	19
Industrials	17
Consumer Discretionary	10
Financials	5
Real Estate	4
Consumer Staples	3
Communication Services	2
Materials	2
Utilities	1
Short-Term Securities	10
Liabilities in Excess of Other Assets	(7)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	7

Fund Summary as of March 31, 2020	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period were stock selection in the financials and information technology (“IT”) sectors as well as positioning in consumer discretionary. In financials, an overweight to capital markets, most notably an overweight position in MSCI, Inc. and an out-of-benchmark position in Tradeweb Markets, Inc., drove relative performance. Within IT, stock selection in the IT services subsector with an out-of-benchmark position in Adyen NV added to relative results. Lastly, selective positioning within the specialty retail and internet & direct marketing retail industries within consumer discretionary proved advantageous.

The largest detractors from relative performance were positioning in health care, exposure to consumer staples and selection in communication services. Within health care, a lack of exposure to the health care providers & services, biotechnology, and health care technology subsectors detracted the most from results. In consumer staples, a lack of exposure to household products weighed on relative performance. Lastly, selection in communication services with overweight positions to Live Nation Entertainment, Inc. and Madison Square Garden Co. within the entertainment subsector detracted from relative performance.

Describe recent portfolio activity.

During the period, the Fund’s exposure to financials increased, most notably to the capital markets industry. Exposure to the health care sector increased as well. Conversely, the Fund’s exposure to consumer discretionary experienced the largest decrease, specifically holdings within diversified consumer services. Exposure to the communication services sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, the Fund’s largest overweight allocation was to the financials sector, followed by communication services and industrials. The largest underweight was to consumer discretionary, followed by consumer staples and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.04)%	(3.80)%	N/A	9.71%	N/A	12.46%	N/A
Service	(10.14)	(4.08)	N/A	9.45	N/A	12.07	N/A
Investor A	(10.21)	(4.09)	(9.13)%	9.38	8.21%	12.11	11.50%
Investor C	(10.51)	(4.82)	(5.76)	8.58	8.58	11.26	11.26
Class K	(10.02)	(3.76)	N/A	9.78	N/A	12.50	N/A
Class R	(10.27)	(4.29)	N/A	9.11	N/A	11.85	N/A
Russell Midcap® Growth Index(c)	(13.50)	(9.45)	N/A	5.61	N/A	10.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$899.60	$3.80	$1,000.00	$1,021.00	$4.04	0.80%
Service	1,000.00	898.60	4.98	1,000.00	1,019.75	5.30	1.05
Investor A	1,000.00	897.90	4.98	1,000.00	1,019.75	5.30	1.05
Investor C	1,000.00	894.90	8.53	1,000.00	1,016.00	9.07	1.80
Class K	1,000.00	899.80	3.52	1,000.00	1,021.29	3.75	0.74
Class R	1,000.00	897.30	6.17	1,000.00	1,018.50	6.56	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
MSCI, Inc.	3%
Fair Isaac Corp.	3
Copart, Inc.	3
IDEXX Laboratories, Inc.	3
SBA Communications Corp.	3
Synopsys, Inc.	3
CoStar Group, Inc.	3
Teleflex, Inc.	2
Masimo Corp.	2
Adyen NV	2

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	32%
Industrials	19
Health Care	17
Financials	9
Communication Services	9
Consumer Discretionary	8
Real Estate	3
Short-Term Securities	9
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage Large Cap Growth Fund Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Advantage Small Cap Growth Fund Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage Large Cap Growth Fund Class R Share performance shown prior to the Class R Shares inception date of July 30, 2010 is that of Investor A Shares and was restated to reflect Class R Shares fees. BlackRock Advantage Small Cap Growth Fund Class R Share performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES AND DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) March 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.7%

Aerospace & Defense — 2.3%
Boeing Co.	18,750	$2,796,375
HEICO Corp.(a)	28,598	2,133,697
Hexcel Corp.	4,018	149,429
Lockheed Martin Corp.	16,755	5,679,107
Northrop Grumman Corp.(a)	5,358	1,621,063
Raytheon Co.	10,665	1,398,715
Teledyne Technologies, Inc.(b)	7,100	2,110,617

		15,889,003

Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B	25,542	2,386,134

Airlines — 0.0%
Delta Air Lines, Inc.	6,514	185,844

Automobiles — 0.5%
Tesla, Inc.(b)	7,012	3,674,288

Banks — 0.1%
Cullen/Frost Bankers, Inc.	15,343	855,986

Beverages — 1.8%
Coca-Cola Co.	84,891	3,756,427
Coca-Cola European Partners PLC	8,036	301,591
Molson Coors Beverage Co., Class B	16,700	651,467
PepsiCo, Inc.	63,100	7,578,310

		12,287,795

Biotechnology — 4.6%
AbbVie, Inc.	123,459	9,406,341
Alexion Pharmaceuticals, Inc.(b)	3,468	311,392
Amgen, Inc.	25,656	5,201,241
Gilead Sciences, Inc.	72,346	5,408,587
Incyte Corp.(b)	25,396	1,859,749
Moderna, Inc.(b)	11,355	340,082
Regeneron Pharmaceuticals, Inc.(b)	1,804	880,875
Vertex Pharmaceuticals, Inc.(b)	31,587	7,516,127

		30,924,394

Building Products — 0.7%
Allegion PLC(a)	54,421	5,007,820

Capital Markets — 2.0%
Charles Schwab Corp.	54,219	1,822,843
FactSet Research Systems, Inc.	9,732	2,536,938
Intercontinental Exchange, Inc.	21,092	1,703,179
Moody’s Corp.	5,433	1,149,080
Morgan Stanley	26,541	902,394
S&P Global, Inc.	20,268	4,966,673
T Rowe Price Group, Inc.	1,928	188,269
TD Ameritrade Holding Corp.	11,673	404,586

		13,673,962

Chemicals — 0.5%
Cabot Corp.	1	26
Ecolab, Inc.	1,715	267,248
PPG Industries, Inc.	2,520	210,672
Sherwin-Williams Co.	6,034	2,772,744

		3,250,690

Commercial Services & Supplies — 0.6%
Cintas Corp.	17,739	3,072,750
Copart, Inc.(b)	13,171	902,477

		3,975,227

Communications Equipment — 1.2%
Ciena Corp.(b)	17,787	708,100
Cisco Systems, Inc.	174,250	6,849,768
Lumentum Holdings, Inc.(b)	2,368	174,522

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	1,419	$188,614

		7,921,004

Construction & Engineering — 0.4%
EMCOR Group, Inc.	28,707	1,760,313
MasTec, Inc.(b)	22,576	738,912

		2,499,225

Consumer Finance — 0.4%
Ally Financial, Inc.	75,636	1,091,427
American Express Co.	20,347	1,741,907

		2,833,334

Distributors — 0.1%
Pool Corp.	4,702	925,213

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(a)(b)	7,507	765,714
Grand Canyon Education, Inc.(b)	3,214	245,180
H&R Block, Inc.	67,082	944,515

		1,955,409

Electric Utilities — 0.3%
Eversource Energy	10,466	818,546
NextEra Energy, Inc.	4,950	1,191,069

		2,009,615

Electrical Equipment — 0.4%
AMETEK, Inc.	8,616	620,524
Hubbell, Inc.	15,956	1,830,791

		2,451,315

Electronic Equipment, Instruments & Components — 0.5%
Avnet, Inc.	24,470	614,197
CDW Corp.	6,494	605,695
Keysight Technologies, Inc.(b)	1,833	153,385
National Instruments Corp.	58,760	1,943,781

		3,317,058

Entertainment — 1.4%
Cinemark Holdings, Inc.	31,225	318,183
Electronic Arts, Inc.(b)	6,097	610,736
Netflix, Inc.(b)	17,698	6,645,599
Spotify Technology SA(b)	5,793	703,502
Zynga, Inc., Class A(a)(b)	167,181	1,145,190

		9,423,210

Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc.	3,111	426,394
American Tower Corp.	11,490	2,501,948
Apartment Investment & Management Co., Class A	4,394	154,449
AvalonBay Communities, Inc.	1,551	228,261
Boston Properties, Inc.	26,140	2,410,892
Crown Castle International Corp.	1,451	209,524
Douglas Emmett, Inc.	9,913	302,446
Equinix, Inc.	1,228	766,972
Equity Residential	3,377	208,395
Host Hotels & Resorts, Inc.	12,585	138,938
Lamar Advertising Co., Class A	33,325	1,708,906
Park Hotels & Resorts, Inc.	76,067	601,690
Prologis, Inc.	18,123	1,456,546
QTS Realty Trust, Inc., Class A	1,630	94,556
Realty Income Corp.	3,436	171,319
RLJ Lodging Trust	11,492	88,718
SBA Communications Corp.(a)	622	167,921
Ventas, Inc.	2,429	65,097
Welltower, Inc.	13,331	610,293

		12,313,265

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	23,650	$6,743,325

Food Products — 1.0%
General Mills, Inc.	51,032	2,692,959
Hershey Co.	29,029	3,846,343

		6,539,302

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	4,912	387,606
DexCom, Inc.(b)	6,772	1,823,496
Edwards Lifesciences Corp.(b)	25,362	4,783,780
Hologic, Inc.(b)	5,600	196,560
IDEXX Laboratories, Inc.(b)	13,839	3,352,359
STERIS PLC	3,130	438,106
Stryker Corp.	48,347	8,049,292

		19,031,199

Health Care Providers & Services — 2.8%
AMN Healthcare Services, Inc.(b)	6,411	370,620
Anthem, Inc.	12,975	2,945,844
Cigna Corp.	5,129	908,756
McKesson Corp.(a)	776	104,962
UnitedHealth Group, Inc.	58,488	14,585,738

		18,915,920

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	3,893	603,454
Veeva Systems, Inc., Class A (b)	12,236	1,913,343

		2,516,797

Hotels, Restaurants & Leisure — 1.8%
Boyd Gaming Corp.	18,889	272,379
Chipotle Mexican Grill, Inc.(a)(b)	3,686	2,412,118
Choice Hotels International, Inc.	24,775	1,517,469
Darden Restaurants, Inc.	14,907	811,835
Domino’s Pizza, Inc.	1,719	557,076
Dunkin’ Brands Group, Inc.	11,965	635,342
McDonald’s Corp.	2,354	389,234
Penn National Gaming, Inc.(b)	10,449	132,180
Starbucks Corp.	47,761	3,139,808
Texas Roadhouse, Inc.	21,741	897,903
Vail Resorts, Inc.	2,973	439,142
Yum China Holdings, Inc.	5,206	221,932
Yum! Brands, Inc.	6,873	471,007

		11,897,425

Household Durables — 0.1%
DR Horton, Inc.	18,287	621,758

Household Products — 0.6%
Church & Dwight Co., Inc.	11,443	734,412
Clorox Co.	11,796	2,043,657
Procter & Gamble Co.	8,650	951,500

		3,729,569

Industrial Conglomerates — 0.7%
3M Co.	7,726	1,054,676
Carlisle Cos., Inc.	2,045	256,198
Honeywell International, Inc.	18,279	2,445,547
Roper Technologies, Inc.	2,185	681,305

		4,437,726

Insurance — 0.2%
Aon PLC	2,632	434,385
Cincinnati Financial Corp.	4,478	337,865
First American Financial Corp.	16,103	682,928
Prudential Financial, Inc.	3,102	161,738

		1,616,916

Interactive Media & Services — 8.4%
Alphabet, Inc., Class A(b)	13,283	15,434,182

Security	Shares	Value

Interactive Media & Services (continued)
Alphabet, Inc., Class C(b)	15,061	$17,513,081
Cargurus, Inc.(b)	8,409	159,266
Facebook, Inc., Class A(b)	129,219	21,553,729
Pinterest, Inc., Class A(b)	18,652	287,987
TripAdvisor, Inc.	31,561	548,846
Twitter, Inc.(b)	51,721	1,270,268
Yelp, Inc.(b)	14,933	269,242

		57,036,601

Internet & Direct Marketing Retail — 7.2%
Amazon.com, Inc.(a)(b)	24,371	47,516,626
Booking Holdings, Inc.(b)	707	951,141
Wayfair, Inc., Class A(b)	1,707	91,222

		48,558,989

IT Services — 8.3%
Accenture PLC, Class A	21,779	3,555,640
Automatic Data Processing, Inc.	69,364	9,480,672
Fiserv, Inc.(a)(b)	25,411	2,413,791
Gartner, Inc.(b)	11,769	1,171,839
Jack Henry & Associates, Inc.	13,531	2,100,552
Mastercard, Inc., Class A	72,460	17,503,438
Paychex, Inc.	84,725	5,330,897
PayPal Holdings, Inc.(b)	52,038	4,982,118
Square, Inc., Class A(b)	4,839	253,467
Twilio, Inc., Class A(a)(b)	1,178	105,419
VeriSign, Inc.(b)	3,245	584,392
Visa, Inc., Class A	52,930	8,528,082

		56,010,307

Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., Class A(b)	2,831	992,435
Illumina, Inc.(b)	1,186	323,920
Mettler-Toledo International, Inc.(b)	607	419,140
Waters Corp.(b)	785	142,909

		1,878,404

Machinery — 1.0%
IDEX Corp.	3,164	436,980
Oshkosh Corp.	24,263	1,560,839
PACCAR, Inc.	74,280	4,540,736
Snap-on, Inc.	3,851	419,066
Xylem, Inc.	1,523	99,193

		7,056,814

Media — 1.4%
AMC Networks, Inc., Class A(b)	26,611	646,913
Comcast Corp., Class A	40,669	1,398,200
Discovery, Inc., Class A(b)	86,857	1,688,500
Interpublic Group of Cos., Inc.	141,056	2,283,697
Nexstar Media Group, Inc., Class A	1,632	94,215
Sirius XM Holdings, Inc.	659,126	3,256,082

		9,367,607

Metals & Mining — 0.0%
Reliance Steel & Aluminum Co.	1,891	165,633

Multiline Retail — 0.6%
Dollar General Corp.	24,226	3,658,368
Target Corp.	2,102	195,423

		3,853,791

Multi-Utilities — 0.1%
CMS Energy Corp.	11,251	660,996

Oil, Gas & Consumable Fuels — 0.1%
Continental Resources, Inc.(a)	27,234	208,068
EOG Resources, Inc.	4,418	158,695
Marathon Oil Corp.	67,848	223,220

		589,983

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 0.1%
Domtar Corp.	31,527	$682,244

Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A(a)	19,950	3,178,833

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	28,628	1,595,725
Eli Lilly & Co.	19,393	2,690,197
Johnson & Johnson	35,680	4,678,718
Merck & Co., Inc.	131,456	10,114,225
Zoetis, Inc.	53,671	6,316,540

		25,395,405

Professional Services — 0.4%
IHS Markit Ltd.	16,805	1,008,300
Robert Half International, Inc.	35,414	1,336,879
TransUnion	5,689	376,498

		2,721,677

Road & Rail — 0.5%
Landstar System, Inc.	3,218	308,477
Union Pacific Corp.	20,727	2,923,336

		3,231,813

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc.(b)	26,529	1,206,539
Applied Materials, Inc.	12,025	550,986
Broadcom, Inc.	7,352	1,743,159
Cabot Microelectronics Corp.	1	114
Cirrus Logic, Inc.(b)	29,031	1,905,305
Lam Research Corp.	16,427	3,942,480
Maxim Integrated Products, Inc.	13,126	638,055
Monolithic Power Systems, Inc.	1,451	242,984
NVIDIA Corp.	34,098	8,988,233
QUALCOMM, Inc.	25,474	1,723,316
Skyworks Solutions, Inc.	28,196	2,520,159
Texas Instruments, Inc.	36,020	3,599,479

		27,060,809

Software — 16.1%
Adobe, Inc.(b)	37,148	11,821,980
Atlassian Corp. PLC, Class A(a)(b)	10,517	1,443,563
Cadence Design Systems, Inc.(b)	6,005	396,570
Citrix Systems, Inc.	9,917	1,403,751
Cloudflare, Inc., Class A(b)	27,708	650,584
DocuSign, Inc.(a)(b)	15,645	1,445,598
FreedomPay, Inc.(b)(c)	43,051	—
Intuit, Inc.	16,156	3,715,880
Manhattan Associates, Inc.(b)	8,778	437,320
Microsoft Corp.	413,126	65,154,101
New Relic, Inc.(b)	17,379	803,605
Paycom Software, Inc.(b)	474	95,753
Paylocity Holding Corp.(b)	20,890	1,845,005
RingCentral, Inc., Class A(b)	6,405	1,357,284
salesforce.com, Inc.(a)(b)	47,775	6,878,645
ServiceNow, Inc.(b)	18,898	5,415,789
Slack Technologies, Inc., Class A(b)	23,072	619,253
Smartsheet, Inc., Class A(b)	18,675	775,199
Workday, Inc., Class A(b)	24,381	3,174,894
Zoom Video Communications, Inc., Class A(b)	4,748	693,778

Security	Shares	Value

Software (continued)
Zscaler, Inc.(b)	14,429	$878,149

		109,006,701

Specialty Retail — 1.8%
Best Buy Co., Inc.	14,678	836,646
Home Depot, Inc.	34,330	6,409,754
Lithia Motors, Inc., Class A	3,987	326,097
Lowe’s Cos., Inc.	24,861	2,139,289
O’Reilly Automotive, Inc.(b)	2,029	610,830
Ross Stores, Inc.	1,532	133,238
TJX Cos., Inc.	41,969	2,006,538

		12,462,392

Technology Hardware, Storage & Peripherals — 8.4%
Apple Inc.	223,741	56,895,099

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.(b)	13,499	2,558,735
NIKE, Inc., Class B	99,081	8,197,962
Ralph Lauren Corp.	1,036	69,236

		10,825,933

Trading Companies & Distributors — 0.2%
GATX Corp.	23,480	1,468,909
SiteOne Landscape Supply, Inc.(b)	783	57,644

		1,526,553

Water Utilities — 0.0%
American Water Works Co., Inc.	1,965	234,935

Wireless Telecommunication Services — 0.2%
Telephone & Data Systems, Inc.	29,168	488,856
United States Cellular Corp.(b)	32,194	942,962

		1,431,818

Total Common Stocks — 96.7% (Cost: $573,252,534)		653,643,065

Rights — 0.0%

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co.—CVR(b)	36,866	140,091

Total Rights — 0.0% (Cost: $84,792)		140,091

Total Long-Term Investments — 96.7% (Cost: $573,337,326)		653,783,156

Short-Term Securities — 11.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(d)(f)	20,913,060	20,913,060
SL Liquidity Series, LLC, Money Market Series, 0.88%(d)(e)(f)	54,914,924	54,903,941

Total Short-Term Securities — 11.2% (Cost: $75,815,849)		75,817,001

Total Investments — 107.9% (Cost: $649,153,175)		729,600,157

Liabilities in Excess of Other Assets — (7.9)%		(53,386,123)

Net Assets — 100.0%		$676,214,034

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Large Cap Growth Fund

(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,520,756	13,392,304	(b)	—	20,913,060	$20,913,060	$55,532		$14	$—
SL Liquidity Series, LLC Money Market Series	706,825	54,208,099	(b)	—	54,914,924	54,903,941	9,027	(c)	(1,422)	1,134

						$75,817,001	$64,559		$(1,408)	$1,134

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

S&P	Standard & Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	180	06/19/20	$23,127	$1,463,707

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$1,463,707	$—	$—	$—	$1,463,707

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(3,555,789)	$—	$—	$—	$(3,555,789)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,545,900	$—	$—	$—	$1,545,900

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,410,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Large Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$653,643,065	$—	$—	$653,643,065
Rights(a)	140,091	—	—	140,091
Short-Term Securities	20,913,060	—	—	20,913,060

Subtotal	$674,696,216	$—	$—	$674,696,216

Investments Valued at NAV(b)				54,903,941

Total Investments				$729,600,157

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,463,707	$—	$—	$1,463,707

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.4%

Aerospace & Defense — 1.1%
AAR Corp.	14,015	$248,906
Aerojet Rocketdyne Holdings, Inc.(a)	22,596	945,191
AeroVironment, Inc.(a)	2,675	163,068
Axon Enterprise, Inc.(a)	23,614	1,671,163
Kratos Defense & Security Solutions, Inc.(a)	14,342	198,493
Mercury Systems, Inc.(a)	23,520	1,677,917
Moog, Inc., Class A	5,989	302,624

		5,207,362

Air Freight & Logistics — 0.3%
Hub Group, Inc., Class A(a)	30,748	1,398,112

Airlines — 0.1%
Spirit Airlines, Inc.(a)	34,369	443,016

Auto Components — 0.8%
Dorman Products, Inc.(a)	1,881	103,963
Fox Factory Holding Corp.(a)	13,156	552,552
LCI Industries	43,702	2,920,605
Standard Motor Products, Inc.	5,664	235,452

		3,812,572

Banks — 1.1%
Atlantic Union Bankshares Corp.	4	88
Central Pacific Financial Corp.	54,615	868,379
Civista Bancshares, Inc.	3,483	52,106
CNB Financial Corp.	2,394	45,175
First Community Bankshares, Inc.	514	11,976
First Financial Bankshares, Inc.	39,615	1,063,267
First Financial Northwest, Inc.	7,677	77,077
Republic First Bancorp, Inc.(a)	65,929	144,385
Sandy Spring Bancorp, Inc.	34,261	775,669
ServisFirst Bancshares, Inc.	1,986	58,230
Synovus Financial Corp.	27,977	491,276
TriState Capital Holdings, Inc.(a)(b)	122,269	1,182,341
United Community Banks, Inc.	22,171	405,951

		5,175,920

Beverages — 0.4%
Boston Beer Co., Inc., Class A(a)	3,240	1,190,894
National Beverage Corp.(a)	12,870	548,906

		1,739,800

Biotechnology — 14.6%
ACADIA Pharmaceuticals, Inc.(a)(b)	78,266	3,306,739
Acceleron Pharma, Inc.(a)	19,117	1,718,045
Adverum Biotechnologies, Inc.(a)	11,801	115,296
Agenus, Inc.(a)(b)	241,277	591,129
Aimmune Therapeutics, Inc.(a)	29,944	431,792
Akcea Therapeutics, Inc.(a)(b)	13,643	195,095
Akebia Therapeutics, Inc.(a)	43,095	326,660
Akero Therapeutics, Inc.(a)	9,699	205,619
Alector, Inc.(a)	26,593	641,689
Allakos, Inc.(a)	5,617	249,900
Allogene Therapeutics, Inc.(a)	16,781	326,223
Amicus Therapeutics, Inc.(a)(b)	143,924	1,329,858
Apellis Pharmaceuticals, Inc.(a)	32,870	880,587
Arcus Biosciences, Inc.(a)	27,050	375,454
Arena Pharmaceuticals, Inc.(a)	13,970	586,740
Arrowhead Pharmaceuticals, Inc.(a)(b)	66,296	1,907,336
Atara Biotherapeutics, Inc.(a)	61,841	526,267
Athenex, Inc.(a)	24,215	187,424
Athersys, Inc.(a)(b)	261,342	784,026
Avrobio, Inc.(a)	4,048	62,987
Beam Therapeutics, Inc.(a)	24,793	446,274
Beyondspring, Inc.(a)(b)	10,236	131,123
BioCryst Pharmaceuticals, Inc.(a)	177,975	355,950
Biohaven Pharmaceutical Holding Co. Ltd.(a)	22,786	775,408
Blueprint Medicines Corp.(a)	34,346	2,008,554
Bridgebio Pharma, Inc.(a)(b)	22,290	646,410

Security	Shares	Value

Biotechnology (continued)
Calithera Biosciences, Inc.(a)	51,192	$227,292
CareDx, Inc.(a)	7,851	171,387
Castle Biosciences, Inc.(a)(b)	12,524	373,340
ChemoCentryx, Inc.(a)	35,739	1,435,993
Clovis Oncology, Inc.(a)(b)	13,054	83,023
Coherus Biosciences, Inc.(a)	43,904	712,123
Cortexyme, Inc.(a)	1,028	46,887
Corvus Pharmaceuticals, Inc.(a)(b)	53,821	113,562
Crinetics Pharmaceuticals, Inc.(a)	9,181	134,961
CytomX Therapeutics, Inc.(a)	48,477	371,819
Deciphera Pharmaceuticals, Inc.(a)	21,463	883,632
Denali Therapeutics, Inc.(a)	20,282	355,138
Dicerna Pharmaceuticals, Inc.(a)	9,502	174,552
Dynavax Technologies Corp.(a)	24,261	85,641
Eagle Pharmaceuticals, Inc.(a)	12,535	576,610
Editas Medicine, Inc.(a)	50,903	1,009,407
Eidos Therapeutics, Inc.(a)	2,346	114,931
Eiger BioPharmaceuticals, Inc.(a)	39,131	266,091
Emergent BioSolutions, Inc.(a)(b)	30,936	1,789,957
Enanta Pharmaceuticals, Inc.(a)	19,768	1,016,668
EPIRUS Biopharmaceuticals, Inc.(a)	6,060	5
Epizyme, Inc.(a)	45,204	701,114
Esperion Therapeutics, Inc.(a)	4,659	146,898
Exact Sciences Corp.(a)	6,032	349,856
Fate Therapeutics, Inc.(a)(b)	53,158	1,180,639
FibroGen, Inc.(a)	56,225	1,953,819
Flexion Therapeutics, Inc.(a)	58,707	462,024
Forty Seven, Inc.(a)	11,365	1,084,448
Frequency Therapeutics, Inc.(a)	24,741	440,637
G1 Therapeutics, Inc.(a)	4,213	46,427
Global Blood Therapeutics, Inc.(a)	42,584	2,175,617
Gossamer Bio, Inc.(a)(b)	17,611	178,752
Halozyme Therapeutics, Inc.(a)	104,070	1,872,219
Harpoon Therapeutics, Inc.(a)	34,308	397,287
Heron Therapeutics, Inc.(a)	27,847	326,924
ImmunoGen, Inc.(a)	15,847	54,038
Immunomedics, Inc.(a)	105,022	1,415,697
Inovio Pharmaceuticals, Inc.(a)(b)	84,562	629,141
Insmed, Inc.(a)	47,314	758,443
Intellia Therapeutics, Inc.(a)(b)	49,904	610,326
Intercept Pharmaceuticals, Inc.(a)	20,880	1,314,605
Invitae Corp.(a)	61,790	844,669
Iovance Biotherapeutics, Inc.(a)(b)	65,217	1,952,271
Ironwood Pharmaceuticals, Inc.(a)	137,150	1,383,844
Jounce Therapeutics, Inc.(a)(b)	20,195	95,926
Kadmon Holdings, Inc.(a)	12,326	51,646
KalVista Pharmaceuticals, Inc.(a)(b)	11,454	87,623
Karuna Therapeutics, Inc.(a)	2,112	152,064
Karyopharm Therapeutics, Inc.(a)(b)	28,580	549,022
Kezar Life Sciences, Inc.(a)	5,529	24,106
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	8,718	134,955
Kodiak Sciences, Inc.(a)	10,505	501,089
Ligand Pharmaceuticals, Inc.(a)	6,852	498,277
MacroGenics, Inc.(a)	61,202	356,196
Magenta Therapeutics, Inc.(a)	4,279	26,872
MeiraGTx Holdings PLC(a)	6,062	81,473
Mirati Therapeutics, Inc.(a)	15,438	1,186,719
Momenta Pharmaceuticals, Inc.(a)	52,295	1,422,424
Natera, Inc.(a)	54,264	1,620,323
Novavax, Inc.(a)(b)	24,985	339,296
Nymox Pharmaceutical Corp.(a)	4,639	10,855
Organogenesis Holdings, Inc.(a)	21,460	69,316
Portola Pharmaceuticals, Inc.(a)(b)	63,891	455,543
Principia Biopharma, Inc.(a)	12,283	729,365
PTC Therapeutics, Inc.(a)	28,076	1,252,470
Puma Biotechnology, Inc.(a)(b)	66,414	560,534
Ra Pharmaceuticals, Inc.(a)	20,236	971,530
Radius Health, Inc.(a)(b)	35,008	455,104
REGENXBIO, Inc.(a)	9,493	307,383
Replimune Group, Inc.(a)(b)	26,416	263,368

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Retrophin, Inc.(a)	60,299	$879,762
Rigel Pharmaceuticals, Inc.(a)	257,169	401,184
Rubius Therapeutics, Inc.(a)	13,802	61,419
Sangamo Therapeutics, Inc.(a)	66,638	424,484
Seres Therapeutics, Inc.(a)	120,618	430,606
Spectrum Pharmaceuticals, Inc.(a)	78,038	181,829
Stemline Therapeutics, Inc.(a)(b)	35,202	170,378
TG Therapeutics, Inc.(a)	9,246	90,981
Turning Point Therapeutics, Inc.(a)(b)	9,187	410,291
Twist Bioscience Corp.(a)	4,955	151,524
Ultragenyx Pharmaceutical, Inc.(a)(b)	42,977	1,909,468
UNITY Biotechnology, Inc.(a)	34,524	200,239
UroGen Pharma Ltd.(a)(b)	9,546	170,301
Vanda Pharmaceuticals, Inc.(a)	48,279	500,170
Veracyte, Inc.(a)	47,293	1,149,693
Vericel Corp.(a)(b)	65,851	603,854
Vir Biotechnology, Inc.(a)	9,805	336,017
Voyager Therapeutics, Inc.(a)	15,291	139,913
vTv Therapeutics, Inc., Class A(a)	2	4
Xencor, Inc.(a)(b)	40,490	1,209,841
Y-mAbs Therapeutics, Inc.(a)	12,601	328,886
ZIOPHARM Oncology, Inc.(a)	17,625	43,181

		71,332,803

Building Products — 1.7%
AAON, Inc.	7,355	355,394
Advanced Drainage Systems, Inc.	50,541	1,487,927
Builders FirstSource, Inc.(a)	168,393	2,059,446
Gibraltar Industries, Inc.(a)	4,303	184,685
Trex Co., Inc.(a)	43,967	3,523,515
Universal Forest Products, Inc.	20,676	768,940

		8,379,907

Capital Markets — 1.7%
Ares Management Corp., Class A	53,923	1,667,838
Artisan Partners Asset Management, Inc., Class A	10,174	218,639
Brightsphere Investment Group, Inc.	35,296	225,541
Cohen & Steers, Inc.	3,096	140,713
Federated Hermes, Inc.	42,574	811,035
Focus Financial Partners, Inc., Class A(a)	20,622	474,512
Hamilton Lane, Inc., Class A	16,121	891,653
Houlihan Lokey, Inc.	28,285	1,474,214
Moelis & Co., Class A	40,704	1,143,782
Pzena Investment Management, Inc., Class A	5,425	24,196
Stifel Financial Corp.	6,213	256,473
Virtus Investment Partners, Inc.	11,782	896,728

		8,225,324

Chemicals — 1.4%
Amyris, Inc.(a)	20,132	51,538
Balchem Corp.	6,766	667,940
Chase Corp.	1,208	99,406
Ingevity Corp.(a)	21,821	768,099
Innospec, Inc.	12,183	846,597
Orion Engineered Carbons SA	8,104	60,456
PolyOne Corp.	202,121	3,834,235
Quaker Chemical Corp.	1,015	128,174
Trinseo SA	8,982	162,664

		6,619,109

Commercial Services & Supplies — 2.2%
Advanced Disposal Services, Inc.(a)	28,704	941,491
Healthcare Services Group, Inc.	28,073	671,225
Kimball International, Inc., Class B	16,382	195,110
McGrath RentCorp	73,990	3,875,596
Mobile Mini, Inc.	83,194	2,182,179
MSA Safety, Inc.	4,605	466,026
Steelcase, Inc., Class A	161,289	1,591,922

Security	Shares	Value

Commercial Services & Supplies (continued)
Tetra Tech, Inc.	13,325	$941,012

		10,864,561

Communications Equipment — 0.6%
Acacia Communications, Inc.(a)	9,983	670,658
Calix, Inc.(a)	72,345	512,203
Ciena Corp.(a)	46,635	1,856,539

		3,039,400

Construction & Engineering — 2.0%
Comfort Systems USA, Inc.	127,537	4,661,477
Dycom Industries, Inc.(a)	17,046	437,230
EMCOR Group, Inc.	42,796	2,624,251
MasTec, Inc.(a)(b)	52,654	1,723,365
MYR Group, Inc.(a)	2,415	63,249
WillScot Corp.(a)	11,539	116,890

		9,626,462

Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)(b)	41,832	627,480

Consumer Finance — 1.0%
Enova International, Inc.(a)(b)	41,006	594,177
FirstCash, Inc.	54,319	3,896,845
Green Dot Corp., Class A(a)	13,247	336,341
Regional Management Corp.(a)	8,748	119,498

		4,946,861

Distributors — 0.3%
Core-Mark Holding Co., Inc.	45,171	1,290,535

Diversified Consumer Services — 1.4%
Chegg, Inc.(a)	93,945	3,361,352
Perdoceo Education Corp.(a)	33,602	362,566
Strategic Education, Inc.	21,414	2,992,821

		6,716,739

Diversified Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc.	50,726	4,158,010
IDT Corp., Class B(a)	16,274	88,205
Ooma, Inc.(a)	82,386	982,865
Vonage Holdings Corp.(a)	16,665	120,488

		5,349,568

Electric Utilities — 0.2%
El Paso Electric Co.	4,083	277,481
IDACORP, Inc.	7,460	654,913

		932,394

Electrical Equipment — 0.8%
Atkore International Group, Inc.(a)	88,968	1,874,556
AZZ, Inc.	2,962	83,291
Encore Wire Corp.	2,877	120,805
Generac Holdings, Inc.(a)	15,044	1,401,649
Plug Power, Inc.(a)	47,314	167,492
Sunrun, Inc.(a)	21,324	215,372

		3,863,165

Electronic Equipment, Instruments & Components — 2.0%
Badger Meter, Inc.	5,639	302,250
ePlus, Inc.(a)	24,594	1,540,076
Fabrinet(a)	14,384	784,791
FARO Technologies, Inc.(a)	1,283	57,094
Novanta, Inc.(a)	6,897	550,932
OSI Systems, Inc.(a)	56,073	3,864,551
PC Connection, Inc.(b)	47,443	1,955,126
Rogers Corp.(a)	5,305	500,898

		9,555,718

Energy Equipment & Services — 0.1%
Archrock, Inc.	11,853	44,567

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Aspen Aerogels, Inc.(a)	30	$184
Cactus, Inc., Class A	24,909	288,944
Oceaneering International, Inc.(a)	84,572	248,642
RPC, Inc.	64,897	133,688

		716,025

Entertainment — 0.1%
IMAX Corp.(a)	33,509	303,256

Equity Real Estate Investment Trusts (REITs) — 3.5%
City Office REIT, Inc.	18,245	131,911
DiamondRock Hospitality Co.(b)	68,729	349,143
EastGroup Properties, Inc.	42,563	4,446,982
First Industrial Realty Trust, Inc.	3,618	120,226
Four Corners Property Trust, Inc.	76,918	1,439,136
Hersha Hospitality Trust	70,228	251,416
National Storage Affiliates Trust	5,205	154,068
NexPoint Residential Trust, Inc.	64,909	1,636,356
Plymouth Industrial REIT, Inc.	14,590	162,824
QTS Realty Trust, Inc., Class A	96,262	5,584,159
RLJ Lodging Trust	81,297	627,613
Ryman Hospitality Properties, Inc.	51,785	1,856,492
Uniti Group, Inc.	51,749	312,047

		17,072,373

Food & Staples Retailing — 0.4%
BJ’s Wholesale Club Holdings, Inc.(a)	8,838	225,104
Performance Food Group Co.(a)	79,683	1,969,764

		2,194,868

Food Products — 2.3%
Calavo Growers, Inc.	46,518	2,683,623
Freshpet, Inc.(a)	52,899	3,378,659
J&J Snack Foods Corp.	19,442	2,352,482
John B. Sanfilippo & Son, Inc.	24,193	2,162,854
Lancaster Colony Corp.	4,522	654,062

		11,231,680

Gas Utilities — 0.6%
New Jersey Resources Corp.	22,567	766,601
Northwest Natural Holding Co.	3,574	220,695
ONE Gas, Inc.	3,583	299,610
Southwest Gas Holdings, Inc.	25,324	1,761,537

		3,048,443

Health Care Equipment & Supplies — 5.8%
Accuray, Inc.(a)(b)	64,912	123,333
AtriCure, Inc.(a)	22,121	743,044
Axogen, Inc.(a)(b)	22,214	231,026
Cardiovascular Systems, Inc.(a)	36,783	1,295,129
Cerus Corp.(a)	51,873	241,209
GenMark Diagnostics, Inc.(a)(b)	77,407	318,917
Glaukos Corp.(a)	8,656	267,124
Globus Medical, Inc., Class A(a)(b)	78,509	3,338,988
Haemonetics Corp.(a)	11,382	1,134,330
Inogen, Inc.(a)	26,085	1,347,551
Integer Holdings Corp.(a)	24,506	1,540,447
iRadimed Corp.(a)(b)	10,456	223,236
iRhythm Technologies, Inc.(a)(b)	25,870	2,104,525
LivaNova PLC(a)	8,804	398,381
Merit Medical Systems, Inc.(a)	36,640	1,145,000
Neogen Corp.(a)	24,052	1,611,243
Nevro Corp.(a)	13,938	1,393,521
Novocure Ltd.(a)	60,302	4,060,737
NuVasive, Inc.(a)(b)	13,529	685,379
Quidel Corp.(a)	12,259	1,199,053
Shockwave Medical, Inc.(a)(b)	22,069	732,249
SI-BONE, Inc.(a)	47,780	570,971
Silk Road Medical, Inc.(a)	24,537	772,425
Tactile Systems Technology, Inc.(a)	13,311	534,570
Tandem Diabetes Care, Inc.(a)	22,375	1,439,831

Security	Shares	Value

Health Care Equipment & Supplies (continued)
TransMedics Group, Inc.(a)	32,536	$393,035
Varex Imaging Corp.(a)	5,925	134,557
Wright Medical Group NV(a)	5,742	164,508

		28,144,319

Health Care Providers & Services — 3.7%
Amedisys, Inc.(a)	8,750	1,605,975
AMN Healthcare Services, Inc.(a)	47,407	2,740,599
Ensign Group, Inc.	28,686	1,078,880
HealthEquity, Inc.(a)(b)	50,356	2,547,510
Joint Corp.(a)	16,901	183,376
LHC Group, Inc.(a)	24,422	3,423,964
Magellan Health, Inc.(a)	4,666	224,481
National Research Corp.	6,062	275,700
Patterson Cos., Inc.	84,222	1,287,754
Select Medical Holdings Corp.(a)	133,275	1,999,125
Tenet Healthcare Corp.(a)	9,782	140,861
U.S. Physical Therapy, Inc.	38,576	2,661,744

		18,169,969

Health Care Technology — 3.9%
Allscripts Healthcare Solutions, Inc.(a)	79,876	562,327
Castlight Health, Inc., Class B(a)(b)	212,342	153,545
Evolent Health, Inc., Class A(a)	32,248	175,107
HMS Holdings Corp.(a)	19,254	486,549
Inovalon Holdings, Inc., Class A(a)	117,632	1,959,749
Inspire Medical Systems, Inc.(a)	26,188	1,578,613
Livongo Health, Inc.(a)	10,554	301,106
NextGen Healthcare, Inc.(a)	21,526	224,731
Omnicell, Inc.(a)	53,606	3,515,481
Phreesia, Inc.(a)(b)	94,393	1,985,085
Tabula Rasa HealthCare, Inc.(a)	1,429	74,722
Teladoc Health, Inc.(a)(b)	45,571	7,063,961
Vocera Communications, Inc.(a)	47,136	1,001,169

		19,082,145

Hotels, Restaurants & Leisure — 2.4%
BJ’s Restaurants, Inc.	27,488	381,808
Bloomin’ Brands, Inc.	13,963	99,696
Boyd Gaming Corp.	40,079	577,939
Brinker International, Inc.	28,797	345,852
Cheesecake Factory, Inc.	45,584	778,575
Churchill Downs, Inc.	21,897	2,254,296
Cracker Barrel Old Country Store, Inc.	7,793	648,533
Dave & Buster’s Entertainment, Inc.	9,996	130,748
Denny’s Corp.(a)	60,581	465,262
Eldorado Resorts, Inc.(a)	22,498	323,971
Everi Holdings, Inc.(a)	50,234	165,772
Papa John’s International, Inc.	6,146	328,012
Red Rock Resorts, Inc., Class A	35,195	300,917
Ruth’s Hospitality Group, Inc.	53,489	357,307
Scientific Games Corp.(a)	14,396	139,641
Shake Shack, Inc., Class A(a)	6,592	248,782
Target Hospitality Corp.(a)(b)	81,315	161,817
Texas Roadhouse, Inc.	54,056	2,232,513
Wingstop, Inc.	24,764	1,973,691

		11,915,132

Household Durables — 1.7%
Century Communities, Inc.(a)	4,409	63,975
Helen of Troy Ltd.(a)	11,852	1,707,044
iRobot Corp.(a)(b)	17,300	707,570
La-Z-Boy, Inc.	5,087	104,538
LGI Homes, Inc.(a)	15,276	689,711
MDC Holdings, Inc.	121,375	2,815,900
Sonos, Inc.(a)(b)	25,243	214,061
TopBuild Corp.(a)	28,040	2,008,786

		8,311,585

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 0.1%
WD-40 Co.	1,653	$332,005

Insurance — 1.0%
BRP Group, Inc., Class A(a)	11,400	120,270
eHealth, Inc.(a)(b)	10,904	1,535,501
FBL Financial Group, Inc., Class A	1,679	78,359
Heritage Insurance Holdings, Inc.	7,865	84,234
Kinsale Capital Group, Inc.	4,499	470,280
National General Holdings Corp.	54,209	897,159
RLI Corp.(b)	14,388	1,265,137
Trupanion, Inc.(a)	12,294	320,013
United Insurance Holdings Corp.	14,000	129,360
Universal Insurance Holdings, Inc.	6,124	109,742

		5,010,055

Interactive Media & Services — 0.8%
Cargurus, Inc.(a)(b)	77,953	1,476,430
EverQuote, Inc., Class A(a)	16,104	422,730
QuinStreet, Inc.(a)(b)	44,294	356,567
TrueCar, Inc.(a)	85,047	205,814
Yelp, Inc.(a)(b)	79,874	1,440,128

		3,901,669

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com, Inc., Class A(a)(b)	87,429	1,156,686
Blue Apron Holdings, Inc., Class A(a)(b)	40,447	487,386
RealReal, Inc.(a)(b)	19,268	135,069

		1,779,141

IT Services — 2.8%
CSG Systems International, Inc.	76,875	3,217,219
Evo Payments, Inc., Class A(a)	12,978	198,563
Hackett Group, Inc.	88,004	1,119,411
International Money Express, Inc.(a)	86,718	791,735
ManTech International Corp., Class A	44,132	3,207,072
MAXIMUS, Inc.	29,549	1,719,752
Perficient, Inc.(a)	28,552	773,474
Repay Holdings Corp.(a)(b)	88,314	1,267,306
Verra Mobility Corp.(a)(b)	150,299	1,073,135
Virtusa Corp.(a)(b)	16,501	468,628

		13,836,295

Leisure Products — 0.3%
Malibu Boats, Inc., Class A(a)(b)	40,647	1,170,227
YETI Holdings, Inc.(a)	6,942	135,508

		1,305,735

Life Sciences Tools & Services — 1.8%
Adaptive Biotechnologies Corp.(a)(b)	5,809	161,374
Codexis, Inc.(a)(b)	29,997	334,767
Luminex Corp.	14,327	394,422
Medpace Holdings, Inc.(a)	22,410	1,644,446
NanoString Technologies, Inc.(a)(b)	29,384	706,685
NeoGenomics, Inc.(a)	72,410	1,999,240
Pacific Biosciences of California, Inc.(a)(b)	137,542	420,879
Personalis, Inc.(a)(b)	30,787	248,451
Repligen Corp.(a)	27,063	2,612,662
Syneos Health, Inc.(a)	6,996	275,782

		8,798,708

Machinery — 3.4%
Albany International Corp., Class A	5,578	264,007
Blue Bird Corp.(a)	79,113	864,705
Chart Industries, Inc.(a)	4,755	137,800
ESCO Technologies, Inc.	86,878	6,594,909
Evoqua Water Technologies Corp.(a)	106,386	1,192,587
Federal Signal Corp.	46,480	1,267,974
Franklin Electric Co., Inc.	15,753	742,439
Helios Technologies, Inc.	5,014	190,131
Hillenbrand, Inc.	15,591	297,944
John Bean Technologies Corp.	21,206	1,574,970
Miller Industries, Inc.	6,108	172,734

Security	Shares	Value

Machinery (continued)
RBC Bearings, Inc.(a)	12,367	$1,394,874
SPX Corp.(a)	39,166	1,278,378
Wabash National Corp.	15,302	110,481
Watts Water Technologies, Inc., Class A	4,590	388,544

		16,472,477

Media — 0.3%
Cardlytics, Inc.(a)	13,159	460,039
Entravision Communications Corp., Class A	43,277	87,852
Gray Television, Inc.(a)	1,775	19,064
iHeartMedia, Inc., Class A(a)	9,453	69,101
MSG Networks, Inc., Class A(a)	16,770	171,054
TechTarget, Inc.(a)	33,869	698,040
Tremor International Ltd.(a)	2,418	4,205

		1,509,355

Metals & Mining — 0.4%
Materion Corp.	46,129	1,614,976
Novagold Resources, Inc.(a)	48,373	356,993
Ryerson Holding Corp.(a)	18,782	99,920
Worthington Industries, Inc.	2,048	53,760

		2,125,649

Oil, Gas & Consumable Fuels — 0.2%
Brigham Minerals, Inc., Class A	30,995	256,329
Delek U.S. Holdings, Inc.	12,378	195,077
Evolution Petroleum Corp.	196,661	513,285
Montage Resources Corp.(a)	1	2

		964,693

Paper & Forest Products — 0.4%
Boise Cascade Co.	87,652	2,084,365

Personal Products — 0.2%
BellRing Brands, Inc., Class A(a)	4,733	80,698
elf Beauty, Inc.(a)	10,479	103,113
Medifast, Inc.	3,445	215,313
USANA Health Sciences, Inc.(a)	9,717	561,254

		960,378

Pharmaceuticals — 3.6%
Aerie Pharmaceuticals, Inc.(a)(b)	8,966	121,041
Amneal Pharmaceuticals, Inc.(a)(b)	164,099	571,065
Amphastar Pharmaceuticals, Inc.(a)(b)	82,854	1,229,553
Arvinas, Inc.(a)	15,950	642,785
Axsome Therapeutics, Inc.(a)	10,114	595,007
BioDelivery Sciences International, Inc.(a)	107,008	405,560
Cara Therapeutics, Inc.(a)(b)	29,430	388,770
Corcept Therapeutics, Inc.(a)	124,607	1,481,577
Horizon Therapeutics PLC(a)	37,159	1,100,650
Innoviva, Inc.(a)	104,049	1,223,616
Intersect ENT, Inc.(a)	52,522	622,386
Intra-Cellular Therapies, Inc.(a)	3,552	54,594
MyoKardia, Inc.(a)(b)	19,842	930,193
NGM Biopharmaceuticals, Inc.(a)	45,120	556,330
Omeros Corp.(a)(b)	57,263	765,606
Pacira BioSciences, Inc.(a)	56,451	1,892,802
Phibro Animal Health Corp., Class A	13,579	328,204
Prestige Consumer Healthcare, Inc.(a)	28,703	1,052,826
Reata Pharmaceuticals, Inc., Class A(a)	5,866	846,698
Supernus Pharmaceuticals, Inc.(a)	72,691	1,307,711
TherapeuticsMD, Inc.(a)(b)	79,493	84,263
Theravance Biopharma, Inc.(a)(b)	36,437	842,059
Tricida, Inc.(a)	24,134	530,948
Zogenix, Inc.(a)	7,498	185,426

		17,759,670

Professional Services — 3.0%
ASGN, Inc.(a)	47,133	1,664,738
CRA International, Inc.	17,296	577,859
Exponent, Inc.	38,869	2,795,070
Forrester Research, Inc.(a)	18,746	547,946

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Franklin Covey Co.(a)	64,835	$1,007,536
ICF International, Inc.	22,682	1,558,253
Insperity, Inc.	61,597	2,297,568
Kforce, Inc.	87,837	2,245,992
TriNet Group, Inc.(a)	49,199	1,852,834

		14,547,796

Real Estate Management & Development — 0.3%
RE/MAX Holdings, Inc., Class A	8,238	180,577
Redfin Corp.(a)	23,374	360,427
RMR Group, Inc., Class A	28,088	757,533

		1,298,537

Road & Rail — 0.2%
Avis Budget Group, Inc.(a)	8,325	115,718
Covenant Transportation Group, Inc., Class A(a)	2,823	24,475
Marten Transport Ltd.	4,494	92,217
Saia, Inc.(a)	1,323	97,293
Universal Logistics Holdings, Inc.	43,741	573,007

		902,710

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Energy Industries, Inc.(a)	29,795	1,444,760
Ambarella, Inc.(a)	43,721	2,123,092
Amkor Technology, Inc.(a)	168,442	1,312,163
Brooks Automation, Inc.	31,306	954,833
Cabot Microelectronics Corp.	5,104	582,571
Cirrus Logic, Inc.(a)	65,319	4,286,886
Enphase Energy, Inc.(a)	35,504	1,146,424
FormFactor, Inc.(a)	85,735	1,722,416
Inphi Corp.(a)	23,301	1,844,740
Lattice Semiconductor Corp.(a)	6,753	120,338
Power Integrations, Inc.	19,720	1,741,868
Semtech Corp.(a)	4,715	176,813
Silicon Laboratories, Inc.(a)	4,422	377,683

		17,834,587

Software — 8.8%
8x8, Inc.(a)	85,994	1,191,877
A10 Networks, Inc.(a)	98,232	610,021
ACI Worldwide, Inc.(a)	8,288	200,155
Alarm.com Holdings, Inc.(a)	59,678	2,322,071
Appfolio, Inc., Class A(a)	850	94,308
Appian Corp.(a)	4,193	168,684
Benefitfocus, Inc.(a)(b)	212,530	1,893,642
Blackbaud, Inc.	13,207	733,649
Blackline, Inc.(a)	21,592	1,135,955
Bottomline Technologies DE, Inc.(a)	66,500	2,437,225
Box, Inc., Class A(a)	188,636	2,648,449
CommVault Systems, Inc.(a)	90,196	3,651,134
Cornerstone OnDemand, Inc.(a)	16,289	517,176
Everbridge, Inc.(a)	15,640	1,663,470
Five9, Inc.(a)	37,759	2,887,053
LivePerson, Inc.(a)	13,344	303,576
Model N, Inc.(a)(b)	62,723	1,393,078
Paylocity Holding Corp.(a)	36,533	3,226,595
Progress Software Corp.	2,427	77,664
PROS Holdings, Inc.(a)	21,879	678,905
Q2 Holdings, Inc.(a)	1,498	88,472
Qualys, Inc.(a)(b)	30,618	2,663,460
Rapid7, Inc.(a)(b)	68,760	2,979,371
Rimini Street, Inc.(a)	21,335	87,260
RingCentral, Inc., Class A(a)	7,824	1,657,984
SPS Commerce, Inc.(a)	96,590	4,492,401
SVMK, Inc.(a)	52,786	713,139
Tenable Holdings, Inc.(a)	14,865	324,949
Varonis Systems, Inc.(a)	7,603	484,083

Security	Shares	Value

Software (continued)
Workiva, Inc.(a)	14,122	$456,564
Yext, Inc.(a)(b)	129,577	1,320,390

		43,102,760

Specialty Retail — 1.2%
Aaron’s, Inc.	6,826	155,496
America’s Car-Mart, Inc.(a)	9,378	528,450
Asbury Automotive Group, Inc.(a)(b)	37,894	2,092,886
Group 1 Automotive, Inc.	3,557	157,433
Haverty Furniture Cos., Inc.	12	143
Lithia Motors, Inc., Class A	15,982	1,307,168
MarineMax, Inc.(a)(b)	37,932	395,251
Monro, Inc.	8,344	365,551
National Vision Holdings, Inc.(a)	24,328	472,450
Sleep Number Corp.(a)	18,409	352,716
Sonic Automotive, Inc., Class A	12,278	163,052

		5,990,596

Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc.(a)	34,912	593,155
Deckers Outdoor Corp.(a)	9,004	1,206,536
Oxford Industries, Inc.	54,411	1,972,943
Steven Madden Ltd.	80,180	1,862,581

		5,635,215

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.	12,689	334,228
Federal Agricultural Mortgage Corp., Class C	8,797	489,377
NMI Holdings, Inc., Class A(a)	20,677	240,060
Riverview Bancorp, Inc.	32,170	161,172
Timberland Bancorp, Inc.	3,379	61,802

		1,286,639

Tobacco — 0.1%
Vector Group Ltd.	28,089	264,598

Trading Companies & Distributors — 1.9%
Applied Industrial Technologies, Inc.	72,927	3,334,222
BMC Stock Holdings, Inc.(a)	68,949	1,222,466
Foundation Building Materials, Inc.(a)	59,370	610,917
H&E Equipment Services, Inc.	60,450	887,406
Herc Holdings, Inc.(a)	55,034	1,125,996
SiteOne Landscape Supply, Inc.(a)	30,204	2,223,618

		9,404,625

Water Utilities — 0.5%
American States Water Co.	20,282	1,657,851
California Water Service Group	10,578	532,285
SJW Group	1,694	97,862

		2,287,998

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	14,374	152,508
Shenandoah Telecommunications Co.	11,014	542,440

		694,948

Total Common Stocks — 96.4% (Cost: $537,558,987)		469,427,807

Preferred Stocks — 0.7%

Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 06/03/14, cost $0)(a)(c)(d)(e)	8,264	—
Series 8 (Acquired 08/31/15, cost $1,174,984)(a)(c)(d)(e)	192,156	2

		2

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 0.7%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(d)(e)	311,155	$1,232,174
Palantir Technologies, Inc., Series I (Acquired 02/06/14, cost $2,499,998)(a)(d)(e)	407,830	2,251,221

		3,483,395

Total Preferred Stocks — 0.7% (Cost: $4,675,299)		3,483,397

Rights — 0.0%

Metals & Mining — 0.0%
Pan American Silver Corp. — CVR(a)	57,348	19,498

Pharmaceuticals — 0.0%
H. Lundbeck A/S — CVR(a)(d)	46,530	40,947

Total Rights — 0.0% (Cost: $—)		60,445

Total Long-Term Investments — 97.1% (Cost: $542,234,286)		472,971,649

Security	Shares	Value

Short-Term Securities — 9.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)(h)	15,617,471	$15,617,471
SL Liquidity Series, LLC, Money Market Series, 0.88%(f)(g)(h)	32,275,223	32,268,767

Total Short-Term Securities — 9.8% (Cost: $47,881,718)		47,886,238

Total Investments — 106.9% (Cost: $590,116,004)		520,857,887

Liabilities in Excess of Other Assets—(6.9)%		(33,628,000)

Net Assets — 100.0%		$487,229,887

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,483,397, representing 0.7% of its net assets as of period end, and an original cost of $4,675,299.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold		Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,370,690	10,246,781	(b)	—		15,617,471	$15,617,471	$45,225		$13	$—
SL Liquidity Series, LLC, Money Market Series	42,970,281	—		(10,695,058	)(b)	32,275,223	32,268,767	130,816	(c)	(3,458)	(2,857)

							$47,886,238	$176,041		$(3,445)	$(2,857)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	300	06/19/20	$17,214	$1,547,131

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$1,547,131	$—	$—	$—	$1,547,131

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(4,265,136)	$—	$—	$—	$(4,265,136)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,740,123	$—	$—	$—	$1,740,123

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,822,905

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$469,427,807	$—	$—	$469,427,807
Preferred Stocks(a)	—	—	3,483,397	3,483,397
Rights(a)	19,498	—	40,947	60,445
Short-Term Securities	15,617,471	—	—	15,617,471

Subtotal	$485,064,776	$—	$3,524,344	$488,589,120

Investments Valued at NAV(b)				32,268,767

Total Investments.				$520,857,887

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,547,131	$—	$—	$1,547,131

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) March 31, 2020	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.4%

Aerospace & Defense — 5.7%
HEICO Corp.(a)	1,349,329	$100,673,437
Mercury Systems, Inc.(a)(b)	1,496,567	106,765,090
Teledyne Technologies, Inc.(b)	373,357	110,987,835

		318,426,362

Automobiles — 1.8%
Ferrari NV	657,555	100,323,166

Banks — 0.7%
SVB Financial Group(a)(b)	251,446	37,988,462

Capital Markets — 8.5%
KKR & Co., Inc., Class A	3,324,159	78,018,012
MarketAxess Holdings, Inc.(a)	296,066	98,462,670
MSCI, Inc.	622,867	179,983,648
Tradeweb Markets, Inc., Class A(h)	2,835,472	119,203,243

		475,667,573

Commercial Services & Supplies — 4.5%
Copart, Inc.(a)(b)	2,365,465	162,081,662
Waste Connections, Inc.	1,202,904	93,225,060

		255,306,722

Communications Equipment — 1.8%
Motorola Solutions, Inc.	760,852	101,132,448

Diversified Consumer Services — 1.7%
Bright Horizons Family Solutions, Inc.(a)(b)	931,716	95,035,032

Diversified Telecommunication Services — 2.1%
GCI Liberty, Inc., Class A(b)	2,024,314	115,325,169

Electronic Equipment, Instruments & Components — 2.0%
Keysight Technologies, Inc.(a)(b)	1,367,746	114,452,985

Entertainment — 5.3%
Liberty Media Corp.—Liberty Formula One, Class C(b)	3,197,369	87,064,358
Live Nation Entertainment, Inc.(a)(b)	2,304,203	104,749,068
Madison Square Garden Co., Class A(b)	338,828	71,631,628
Netflix, Inc.(b)	92,743	34,824,996

		298,270,050

Equity Real Estate Investment Trusts (REITs) — 2.7%
SBA Communications Corp.(a)	569,873	153,848,614

Health Care Equipment & Supplies — 14.7%
Cooper Cos., Inc.(a)	326,685	90,057,254
DexCom, Inc.(a)(b)	169,153	45,547,828
IDEXX Laboratories, Inc.(b)	655,451	158,776,450
Masimo Corp.(b)	772,266	136,783,754
STERIS PLC	874,494	122,402,925
Teleflex, Inc.	473,539	138,680,632
West Pharmaceutical Services, Inc.	862,118	131,257,466

		823,506,309

Hotels, Restaurants & Leisure — 3.3%
Churchill Downs, Inc.(a)	988,089	101,723,763
Planet Fitness, Inc., Class A(a)(b)	1,730,844	84,292,103

		186,015,866

Interactive Media & Services — 1.7%
IAC/InterActiveCorp(b)	534,518	95,801,661

Internet & Direct Marketing Retail — 0.9%
MercadoLibre, Inc.(b)	102,838	50,244,590

IT Services — 7.6%
Adyen NV(b)(c)	155,911	132,508,014
Booz Allen Hamilton Holding Corp.	816,539	56,047,237
Jack Henry & Associates, Inc.	402,702	62,515,459
Okta, Inc.(a)(b)	1,021,616	124,902,772

Security	Shares	Value

IT Services (continued)
Wix.com Ltd.(a)(b)	483,380	$48,734,372

		424,707,854

Life Sciences Tools & Services — 0.5%
Adaptive Biotechnologies Corp.(a)(b)	1,010,098	28,060,522

Machinery — 2.5%
Dover Corp.	846,637	71,066,710
IDEX Corp.	484,730	66,946,060

		138,012,770

Pharmaceuticals — 1.5%
Catalent, Inc.(a)(b)	1,635,971	84,988,694

Professional Services — 6.3%
CoStar Group, Inc.(b)	255,768	150,189,527
TransUnion	1,539,251	101,867,631
Verisk Analytics, Inc.(a)	735,935	102,574,620

		354,631,778

Semiconductors & Semiconductor Equipment — 3.9%
Cree, Inc.(a)(b)	578,052	20,497,724
Entegris, Inc.	2,789,508	124,886,273
Monolithic Power Systems, Inc.	432,229	72,381,068

		217,765,065

Software — 16.7%
ANSYS, Inc.(a)(b)	380,423	88,436,935
Cadence Design Systems, Inc.(a)(b)	1,602,343	105,818,732
Coupa Software, Inc.(a)(b)	506,510	70,774,642
Fair Isaac Corp.(b)	564,371	173,651,313
Paycom Software, Inc.(a)(b)	575,404	116,237,362
Paylocity Holding Corp.(b)	500,604	44,213,345
RealPage, Inc.(a)(b)	1,257,166	66,541,796
Synopsys, Inc.(b)	1,180,885	152,086,179
Tyler Technologies, Inc.(a)(b)	404,065	119,829,516

		937,589,820

Total Common Stocks — 96.4% (Cost: $5,087,515,902)		5,407,101,512

Preferred Stocks — 0.2%

Internet & Direct Marketing Retail — 0.2%
Postmates, Inc., Series F (Acquired 01/08/19, cost $16,580,003)(b)(d)(e)	2,077,929	12,135,106

Software — 0.0%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $2,811,905)(b)(d)(e)	458,712	2,532,090

Total Preferred Stocks — 0.2% (Cost: $19,391,908)		14,667,196

Total Long-Term Investments — 96.6% (Cost: $5,106,907,810)		5,421,768,708

Short-Term Securities — 9.3%

BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)(h)	178,245,112	178,245,112
SL Liquidity Series, LLC, Money Market Series, 0.88%(f)(g)(h)	340,202,787	340,134,746

Total Short-Term Securities — 9.3% (Cost: $518,376,052)		518,379,858

Total Investments — 105.9% (Cost: $5,625,283,862)		5,940,148,566

Liabilities in Excess of Other Assets—(5.9)%		(329,559,911)

Net Assets — 100.0%		$5,610,588,655

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2020	BlackRock Mid-Cap Growth Equity Portfolio

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $14,667,196, representing 0.3% of its net assets as of period end, and an original cost of $19,391,308.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	44,963,337	133,281,775	(b)	—	178,245,112	$178,245,112	$331,391		$65	$—
SL Liquidity Series, LLC, Money Market Series	287,383,414	52,819,373	(b)	—	340,202,787	340,134,746	1,902,564	(c)	(138,698)	(21,099)
Tradeweb Markets, Inc., Class A(d)	2,306,843	536,982		(8,353)	2,835,472	N/A	411,385		(27,454)	5,206,594

						$518,379,858	$2,645,340		$(166,087)	$5,185,495

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$5,407,101,512	$—	$—	$5,407,101,512
Preferred Stocks(a):	—	—	14,667,196	14,667,196
Short-Term Securities	178,245,112	—	—	178,245,112

Subtotal	$5,585,346,624	$—	$14,667,196	$5,600,013,820

Investments Valued at NAV(b)				340,134,746

Total Investments.				$5,940,148,566

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Statements of Assets and Liabilities  (unaudited)

March 31, 2020

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$653,783,156	$472,971,649	$5,421,768,708
Investments at value — affiliated(c)	75,817,001	47,886,238	518,379,858
Cash	22,577	1,378	12,132,279
Cash pledged for futures contracts	2,109,000	2,214,000	—
Foreign currency at value(d)	80,040	—	1,642
Receivables:
Investments sold	7,119,795	4,146,342	12,558,803
Securities lending income — affiliated	2,251	29,700	196,574
Capital shares sold	471,460	1,227,942	33,707,107
Dividends — affiliated	6,996	4,035	23,053
Dividends — unaffiliated	378,844	300,710	1,258,284
From the Manager	55,476	51,287	235,521
Prepaid expenses	55,907	75,342	334,809

Total assets	739,902,503	528,908,623	6,000,596,638

LIABILITIES
Cash collateral on securities loaned at value	54,904,956	32,263,221	340,267,297
Payables:
Investments purchased	6,982,223	4,880,716	27,981,665
Administration fees	24,554	18,531	183,152
Capital shares redeemed	625,419	3,450,629	16,551,320
Investment advisory fees	278,597	148,083	3,085,645
Trustees’ and Officer’s fees	8,243	7,901	9,623
Other accrued expenses	355,024	747,048	1,452,995
Other affiliates	1,637	3,661	678
Service and distribution fees	140,693	48,082	475,608
Variation margin on futures contracts	367,123	110,864	—

Total liabilities	63,688,469	41,678,736	390,007,983

NET ASSETS	$676,214,034	$487,229,887	$5,610,588,655

NET ASSETS CONSIST OF
Paid-in capital	$594,950,939	$552,939,055	$5,562,978,987
Accumulated earnings (loss)	81,263,095	(65,709,168)	47,609,668

NET ASSETS	$676,214,034	$487,229,887	$5,610,588,655

(a) Investments at cost — unaffiliated	$573,337,326	$542,234,286	$5,106,907,810
(b) Securities loaned at value	$53,314,603	$30,700,703	$328,346,506
(c) Investments at cost — affiliated	$75,815,849	$47,881,718	$518,376,052
(d) Foreign currency at cost	$84,187	$—	$1,927

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

NET ASSET VALUE

Institutional
Net assets	$72,387,006	$319,017,742	$3,040,525,572

Shares outstanding(a)	4,844,428	22,414,362	118,330,129

Net asset value	$14.94	$14.23	$25.70

Service
Net assets	$201,061	$9,545,483	$56,550,789

Shares outstanding(a)	13,707	832,536	2,438,919

Net asset value	$14.67	$11.47	$23.19

Investor A
Net assets	$589,674,115	$129,033,545	$1,288,320,064

Shares outstanding(a)	41,438,252	12,832,714	58,150,648

Net asset value	$14.23	$10.06	$22.15

Investor C
Net assets	$13,015,301	$13,511,207	$193,424,703

Shares outstanding(a)	1,080,239	3,411,971	11,314,762

Net asset value	$12.05	$3.96	$17.09

Class K
Net assets	$531,670	$6,010,857	$995,141,689

Shares outstanding(a)	35,587	422,356	38,637,321

Net asset value	$14.94	$14.23	$25.76

Class R
Net assets	$404,881	$10,111,053	$36,625,838

Shares outstanding(a)	27,263	1,005,775	1,684,896

Net asset value	$14.85	$10.05	$21.74

(a)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations  (unaudited)

Six Months Ended March 31, 2020

	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,045,007	$2,767,568	$10,470,798
Dividends — affiliated	55,532	45,225	742,776
Interest — unaffiliated	17	12	9,381
Securities lending income — affiliated — net	9,027	130,816	1,902,564
Foreign taxes withheld	—	(243)	(61,661)

Total investment income	5,109,583	2,943,378	13,063,858

EXPENSES
Investment advisory	2,233,630	1,446,196	18,751,839
Service and distribution — class specific	940,149	367,900	3,103,690
Transfer agent — class specific	726,076	546,800	3,172,238
Administration	162,996	134,749	1,031,602
Administration — class specific	78,388	64,290	576,136
Professional	60,467	48,900	46,269
Registration	53,305	51,486	559,199
Accounting services	40,244	36,297	179,899
Printing	38,526	34,256	44,239
Custodian	23,003	18,113	28,666
Trustees and Officer	12,138	11,023	42,931
Recoupment of past waived and/or reimbursed fees — class specific	—	—	8,901
Miscellaneous	13,362	13,967	36,239

Total expenses	4,382,284	2,773,977	27,581,848
Less:
Fees waived and/or reimbursed by the Manager	(403,587)	(348,704)	(17,906)
Administration fees waived — class specific	(78,381)	(64,290)	(489,017)
Transfer agent fees waived and/or reimbursed — class specific	(531,592)	(387,747)	(1,151,659)

Total expenses after fees waived and/or reimbursed	3,368,724	1,973,236	25,923,266

Net investment income (loss)	1,740,859	970,142	(12,859,408)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	11,682,501	13,464,728	(238,615,361)
Investments — affiliated	(1,422)	(3,458)	(166,152)
Capital gain distributions from investment companies — affiliated	14	13	65
Futures contracts	(3,555,789)	(4,265,136)	—
Foreign currency transactions	(96)	—	(4,213)

	8,125,208	9,196,147	(238,785,661)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(48,832,195)	(109,336,143)	(453,336,725)
Investments — affiliated	1,134	(2,857)	5,185,495
Futures contracts	1,545,900	1,740,123	—
Foreign currency translations	1,051	—	(38)

	(47,284,110)	(107,598,877)	(448,151,268)

Net realized and unrealized loss	(39,158,902)	(98,402,730)	(686,936,929)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,418,043)	$(97,432,588)	$(699,796,337)

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund		BlackRock Advantage Small Cap Growth Fund		BlackRock Mid-Cap Growth Equity Portfolio
	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,740,859	$4,508,395	$970,142	$1,807,638	$(12,859,408)	$(15,689,683)
Net realized gain (loss)	8,125,208	23,288,382	9,196,147	42,235,986	(238,785,661)	28,921,072
Net change in unrealized appreciation (depreciation)	(47,284,110)	(25,417,065)	(107,598,877)	(103,128,580)	(448,151,268)	264,145,012

Net increase (decrease) in net assets resulting from operations	(37,418,043)	2,379,712	(97,432,588)	(59,084,956)	(699,796,337)	277,376,401

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,224,616)	(5,518,754)	(22,542,659)	(74,458,038)	(11,711,597)	(46,726,775)
Service	(8,242)	(11,470)	(796,771)	(2,791,794)	(273,908)	(1,401,342)
Investor A	(28,134,628)	(54,769,508)	(13,203,809)	(44,990,538)	(6,421,423)	(34,767,549)
Investor C	(647,014)	(1,425,491)	(3,146,455)	(9,282,270)	(1,289,821)	(7,179,094)
Class K	(43,395)	(44,757)	(278,739)	(350,176)	(3,237,003)	(6,780,414)
Class R	(30,985)	(108,589)	(1,135,168)	(4,253,264)	(199,360)	(1,021,014)

Decrease in net assets resulting from distributions to shareholders	(32,088,880)	(61,878,569)	(41,103,601)	(136,126,080)	(23,133,112)	(97,876,188)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(50,405,289)	(1,592,425)	(1,537,838)	19,995,066	1,333,166,656	2,596,390,711

NET ASSETS
Total increase (decrease) in net assets	(119,912,212)	(61,091,282)	(140,074,027)	(175,215,970)	610,237,207	2,775,890,924
Beginning of period	796,126,246	857,217,528	627,303,914	802,519,884	5,000,351,448	2,224,460,524

End of period	$676,214,034	$796,126,246	$487,229,887	$627,303,914	$5,610,588,655	$5,000,351,448

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017(a)	2016(a)	2015(a)

Net asset value, beginning of period	$16.49		$17.89	$15.20	$12.32	$12.07	$14.51

Net investment income(b)	0.06		0.13	0.13	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.88)		(0.22)	3.52	2.87	1.06	(0.25)

Net increase (decrease) from investment operations	(0.82)		(0.09)	3.65	2.99	1.16	(0.19)

Distributions(c)
From net investment income	(0.14)		(0.13)	(0.08)	(0.11)	(0.07)	(0.41)
From net realized gain	(0.59)		(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions	(0.73)		(1.31)	(0.96)	(0.11)	(0.91)	(2.25)

Net asset value, end of period	$14.94		$16.49	$17.89	$15.20	$12.32	$12.07

Total Return(d)
Based on net asset value	(5.48	)%(e)	0.41%	25.31%	24.43%	9.75%	(2.15)%

Ratios to Average Net Assets
Total expenses	0.87	%(f)	0.87%	0.86%	1.10%	1.14%	1.11	%(g)

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.62%	0.62%	0.84%	0.92%	0.92	%(g)

Net investment income	0.68	%(f)	0.82%	0.83%	0.91%	0.86%	0.46	%(g)

Supplemental Data
Net assets, end of period (000)	$72,387		$79,564	$74,886	$36,574	$37,417	$40,870

Portfolio turnover rate	54%		154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019		2018	2017(a)	2016(a)		2015(a)

Net asset value, beginning of period	$16.18		$17.57		$14.95	$12.12	$11.86		$14.29

Net investment income(b)	0.04		0.09		0.09	0.08	0.06		0.01
Net realized and unrealized gain (loss)	(0.86)		(0.22)		3.46	2.82	1.05		(0.24)

Net increase (decrease) from investment operations	(0.82)		(0.13)		3.55	2.90	1.11		(0.23)

Distributions(c)
From net investment income	(0.10)		(0.08)		(0.05)	(0.07)	(0.01)		(0.36)
From net realized gain	(0.59)		(1.18)		(0.88)	—	(0.84)		(1.84)

Total distributions	(0.69)		(1.26)		(0.93)	(0.07)	(0.85)		(2.20)

Net asset value, end of period	$14.67		$16.18		$17.57	$14.95	$12.12		$11.86

Total Return(d)
Based on net asset value	(5.55	)%(e)	0.15%		24.96%	24.03%	9.44%		(2.49)%

Ratios to Average Net Assets
Total expenses	1.09	%(f)(g)	0.98	%(f)	1.03%	1.24%	1.26	%(f)	1.33	%(f)(h)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.87%		0.87%	1.11%	1.24%		1.23	%(h)

Net investment income	0.43	%(g)	0.57%		0.55%	0.59%	0.54%		0.10	%(h)

Supplemental Data
Net assets, end of period (000)	$201		$198		$160	$189	$119		$108

Portfolio turnover rate	54%		154%		162%	130%	36%		156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Expense ratios	NA	0.97%	N/A	N/A	1.21%	1.30%

(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017(a)	2016(a)	2015(a)

Net asset value, beginning of period	$15.71		$17.11	$14.59	$11.83	$11.61	$14.04

Net investment income(b)	0.04		0.09	0.09	0.08	0.06	0.02
Net realized and unrealized gain (loss)	(0.84)		(0.22)	3.37	2.75	1.02	(0.24)

Net increase (decrease) from investment operations	(0.80)		(0.13)	3.46	2.83	1.08	(0.22)

Distributions(c)
From net investment income	(0.09)		(0.09)	(0.06)	(0.07)	(0.02)	(0.37)
From net realized gain	(0.59)		(1.18)	(0.88)	—	(0.84)	(1.84)

Total distributions	(0.68)		(1.27)	(0.94)	(0.07)	(0.86)	(2.21)

Net asset value, end of period	$14.23		$15.71	$17.11	$14.59	$11.83	$11.61

Total Return(d)
Based on net asset value	(5.55	)%(e)	0.15%	24.98%	24.03%	9.39%	(2.46)%

Ratios to Average Net Assets
Total expenses	1.13	%(f)	1.12%	1.12%	1.35%	1.42%	1.41	%(g)

Total expenses after fees waived and/or reimbursed	0.87	%(f)	0.87%	0.87%	1.13%	1.24%	1.24	%(g)

Net investment income	0.43	%(f)	0.57%	0.58%	0.60%	0.54%	0.14	%(g)

Supplemental Data
Net assets, end of period (000)	$589,674		$699,247	$730,996	$351,398	$323,297	$355,844

Portfolio turnover rate	54%		154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017(a)	2016(a)	2015(a)

Net asset value, beginning of period	$13.35		$14.55	$12.53	$10.19	$10.16	$12.57

Net investment loss(b)	(0.02)		(0.03)	(0.03)	(0.02)	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(0.70)		(0.17)	2.89	2.36	0.89	(0.20)

Net increase (decrease) from investment operations	(0.72)		(0.20)	2.86	2.34	0.87	(0.27)

Distributions(c)
From net investment income	—		—	—	—	—	(0.30)
From net realized gain	(0.58)		(1.00)	(0.84)	—	(0.84)	(1.84)

Total distributions	(0.58)		(1.00)	(0.84)	—	(0.84)	(2.14)

Net asset value, end of period	$12.05		$13.35	$14.55	$12.53	$10.19	$10.16

Total Return(d)
Based on net asset value	(5.90	)%(e)	(0.59)%	24.09%	22.96%	8.63%	(3.26)%

Ratios to Average Net Assets
Total expenses	1.84	%(f)	1.85%	1.87%	2.12%	2.17%	2.15	%(g)

Total expenses after fees waived and/or reimbursed	1.62	%(f)	1.62%	1.62%	1.91%	2.01%	2.01	%(g)

Net investment loss	(0.31	)%(f)	(0.22)%	(0.19)%	(0.16)%	(0.23)%	(0.63	)%(g)

Supplemental Data
Net assets, end of period (000)	$13,015		$15,277	$48,702	$46,804	$63,586	$72,966

Portfolio turnover rate	54%		154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/2019	Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$16.49		$17.89	$16.37

Net investment income(b)	0.06		0.14	0.11
Net realized and unrealized gain (loss)	(0.87)		(0.23)	1.41

Net increase (decrease) from investment operations	(0.81)		(0.09)	1.52

Distributions(c)
From net investment income	(0.15)		(0.13)	—
From net realized gain	(0.59)		(1.18)	—

Total distributions	(0.74)		(1.31)	—

Net asset value, end of period	$14.94		$16.49	$17.89

Total Return(d)
Based on net asset value	(5.43	)%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.71	%(f)	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57	%(f)	0.57%	0.57	%(f)

Net investment income	0.75	%(f)	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$532		$973	$609

Portfolio turnover rate	54%		154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class R
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017(a)	2016(a)	2015(a)

Net asset value, beginning of period	$16.32		$17.69	$15.01	$12.17	$11.94	$14.41

Net investment income (loss)(b)	0.02		0.05	0.05	0.04	0.02	(0.03)
Net realized and unrealized gain (loss)	(0.87)		(0.23)	3.49	2.84	1.05	(0.25)

Net increase (decrease) from investment operations	(0.85)		(0.18)	3.54	2.88	1.07	(0.28)

Distributions(c)
From net investment income	(0.03)		(0.01)	—	(0.04)	—	(0.35)
From net realized gain	(0.59)		(1.18)	(0.86)	—	(0.84)	(1.84)

Total distributions	(0.62)		(1.19)	(0.86)	(0.04)	(0.84)	(2.19)

Net asset value, end of period	$14.85		$16.32	$17.69	$15.01	$12.17	$11.94

Total Return(d)
Based on net asset value	(5.66	)%(e)	(0.15)%	24.68%	23.68%	9.04%	(2.86)%

Ratios to Average Net Assets
Total expenses	1.48	%(f)	1.42%	1.40%	1.66%	1.74%	1.69	%(g)

Total expenses after fees waived and/or reimbursed	1.12	%(f)	1.12%	1.12%	1.45%	1.60%	1.60	%(g)

Net investment income (loss)	0.18	%(f)	0.33%	0.30%	0.28%	0.20%	(0.23	)%(g)

Supplemental Data
Net assets, end of period (000)	$405		$867	$1,864	$2,332	$1,875	$1,138

Portfolio turnover rate	54%		154%	162%	130%	36%	156%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.01		$23.65	$21.37	$17.94	$17.82	$22.28

Net investment income(a)	0.04		0.07	0.07	0.07	0.03	0.02
Net realized and unrealized gain (loss)	(2.78)		(2.03)	4.48	3.37	1.11	0.49

Net increase (decrease) from investment operations	(2.74)		(1.96)	4.55	3.44	1.14	0.51

Distributions(b)
From net investment income	(0.07)		(0.05)	(0.09)	(0.01)	—	—
From net realized gain	(0.97)		(3.63)	(2.18)	—	(1.02)	(4.97)

Total distributions	(1.04)		(3.68)	(2.27)	(0.01)	(1.02)	(4.97)

Net asset value, end of period	$14.23		$18.01	$23.65	$21.37	$17.94	$17.82

Total Return(c)
Based on net asset value	(16.66	)%(d)	(6.80)%	23.62%	19.18%	6.81%	2.35%

Ratios to Average Net Assets
Total expenses	0.73	%(e)	0.74%	0.82%	0.77%	0.86%	0.82%

Total expenses after fees waived and/or reimbursed	0.50	%(e)	0.50%	0.50%	0.56%	0.86%	0.82%

Net investment income	0.42	%(e)	0.40%	0.32%	0.34%	0.20%	0.12%

Supplemental Data
Net assets, end of period (000)	$319,018		$396,388	$502,400	$533,904	$490,215	$503,423

Portfolio turnover rate	51%		120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.68		$20.07	$18.46	$15.53	$15.55		$20.05

Net investment income (loss)(a)	0.01		0.02	0.01	0.01	(0.01)		(0.03)
Net realized and unrealized gain (loss)	(2.22)		(1.76)	3.81	2.92	0.97		0.43

Net increase (decrease) from investment operations	(2.21)		(1.74)	3.82	2.93	0.96		0.40

Distributions(b)
From net investment income	(0.03)		(0.02)	(0.03)	—	—		—
From net realized gain	(0.97)		(3.63)	(2.18)	—	(0.98)		(4.90)

Total distributions	(1.00)		(3.65)	(2.21)	—	(0.98)		(4.90)

Net asset value, end of period	$11.47		$14.68	$20.07	$18.46	$15.53		$15.55

Total Return(c)
Based on net asset value	(16.75	)%(d)	(6.98)%	23.27%	18.87%	6.57%		2.00%

Ratios to Average Net Assets
Total expenses.	1.01	%(e)	1.00%	1.02%	1.04%	1.13	%(f)	1.12%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%	0.75%	0.82%	1.13%		1.12%

Net investment income (loss)	0.17	%(e)	0.15%	0.07%	0.07%	(0.07)%		(0.17)%

Supplemental Data
Net assets, end of period (000)	$9,545		$11,715	$15,257	$9,545	$12,054		$19,596

Portfolio turnover rate	51%		120%	129%	100%	103%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.98		$18.25	$16.97	$14.28	$14.38	$18.91

Net investment income (loss)(a)	0.01		0.02	0.01	0.01	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(1.92)		(1.65)	3.47	2.68	0.88	0.41

Net increase (decrease) from investment operations	(1.91)		(1.63)	3.48	2.69	0.87	0.38

Distributions(b)
From net investment income	(0.04)		(0.01)	(0.02)	—	—	—
From net realized gain	(0.97)		(3.63)	(2.18)	—	(0.97)	(4.91)

Total distributions	(1.01)		(3.64)	(2.20)	—	(0.97)	(4.91)

Net asset value, end of period	$10.06		$12.98	$18.25	$16.97	$14.28	$14.38

Total Return(c)
Based on net asset value	(16.68	)%(d)	(7.05)%	23.27%	18.84%	6.57%	2.01%

Ratios to Average Net Assets
Total expenses	1.03	%(e)	1.00%	1.11%	1.07%	1.14%	1.13%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%	0.75%	0.82%	1.14%	1.13%

Net investment income (loss)	0.16	%(e)	0.15%	0.06%	0.07%	(0.09)%	(0.17)%

Supplemental Data
Net assets, end of period (000)	$129,034		$178,847	$223,619	$198,777	$250,357	$255,692

Portfolio turnover rate	51%		120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$5.66		$10.34	$10.48	$8.88	$9.37	$13.99

Net investment loss(a)	(0.02)		(0.04)	(0.07)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	(0.70)		(1.07)	1.98	1.67	0.56	0.30

Net increase (decrease) from investment operations	(0.72)		(1.11)	1.91	1.60	0.48	0.20

Distributions(b)
From net investment income	(0.01)		—	—	—	—	—
From net realized gain	(0.97)		(3.57)	(2.05)	—	(0.97)	(4.82)

Total distributions	(0.98)		(3.57)	(2.05)	—	—	—

Net asset value, end of period	$3.96		$5.66	$10.34	$10.48	$8.88	$9.37

Total Return(c)
Based on net asset value	(17.07	)%(d)	(7.78)%	22.36%	18.02%	5.72%	1.19%

Ratios to Average Net Assets
Total expenses	1.81	%(e)	1.77%	1.93%	1.85%	1.95%	1.91%

Total expenses after fees waived and/or reimbursed	1.50	%(e)	1.50%	1.50%	1.57%	1.95%	1.91%

Net investment loss	(0.59	)%(e)	(0.62)%	(0.69)%	(0.69)%	(0.90)%	(0.96)%

Supplemental Data
Net assets, end of period (000)	$13,511		$19,205	$35,847	$19,605	$23,689	$28,109

Portfolio turnover rate	51%		120%	129%	100%	103%	137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/2019	Period from 01/25/2018(a) to 09/30/2018

Net asset value, beginning of period	$18.01		$23.65	$20.82

Net investment income(b)	0.05		0.09	0.05
Net realized and unrealized gain (loss)	(2.78)		(2.04)	2.78

Net increase (decrease) from investment operations	(2.73)		(1.95)	2.83

Distributions(c)
From net investment income	(0.08)		(0.06)	—
From net realized gain	(0.97)		(3.63)	—

Total distributions	(1.05)		(3.69)	—

Net asset value, end of period.	$14.23		$18.01	$23.65

Total Return(d)
Based on net asset value	(16.62	)%(e)	(6.75)%	13.59	%(e)

Ratios to Average Net Assets
Total expenses	0.59	%(f)	0.60%	0.67	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.45%	0.45	%(f)

Net investment income	0.51	%(f)	0.52%	0.30	%(f)

Supplemental Data
Net assets, end of period (000)	$6,011		$5,131	$2,221

Portfolio turnover rate	51%		120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.68%.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R
	Six Months Ended 03/31/20 (unaudited)		Year Ended 09/30/2019	Period from 03/02/2018(a) to 09/30/2018

Net asset value, beginning of period	$12.96		$18.22	$15.55

Net investment loss(b)	(0.01)		(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.93)		(1.64)	2.69

Net increase (decrease) from investment operations	(1.94)		(1.65)	2.67

Distributions from net realized gain(c)	(0.97)		(3.61)	—

Net asset value, end of period	$10.05		$12.96	$18.22

Total Return(d)
Based on net asset value	(16.85	)%(e)	(7.27)%	17.17	%(e)

Ratios to Average Net Assets
Total expenses	1.29	%(f)	1.30%	1.38	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.00	%(f)	1.00%	1.00	%(f)

Net investment loss	(0.09	)%(f)	(0.10)%	(0.20	)%(f)

Supplemental Data
Net assets, end of period (000)	$10,111		$16,019	$23,175

Portfolio turnover rate	51%		120%	129	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Offering, board realignment and consolidation and reorganization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.39%.

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$28.68		$27.87	$22.10		$17.87		$16.42		$17.67

Net investment loss(a)	(0.05)		(0.09)	(0.11)		(0.05	)(b)	(0.12)		(0.11)
Net realized and unrealized gain (loss)	(2.81)		1.95	6.63		4.28		2.00		0.77

Net increase (decrease) from investment operations	(2.86)		1.86	6.52		4.23		1.88		0.66

Distributions from net realized gain(c)	(0.12)		(1.05)	(0.75)		—		(0.43)		(1.91)

Net asset value, end of period	$25.70		$28.68	$27.87		$22.10		$17.87		$16.42

Total Return(d)
Based on net asset value	(10.04	)%(e)	7.43%	30.34%		23.67%		11.60%		4.37%

Ratios to Average Net Assets
Total expenses	0.86	%(f)	0.87%	0.93	%(g)	1.08	%(g)	1.11	%(g)	1.06	%(g)

Total expenses after fees waived and/or reimbursed	0.80	%(f)	0.80%	0.86%		1.08%		1.08%		1.05%

Net investment loss	(0.35	)%(f)	(0.34)%	(0.45)%		(0.25	)%(b)	(0.71)%		(0.61)%

Supplemental Data
Net assets, end of period (000)	$3,040,526		$2,700,531	$1,063,328		$278,701		$99,759		$84,605

Portfolio turnover rate	22%		38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	0.93%	1.07%	1.10%	1.06%

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$25.92		$25.30	$20.18		$16.35		$15.00		$16.34

Net investment loss(a)	(0.08)		(0.15)	(0.17)		(0.12	)(b)	(0.13)		(0.16)
Net realized and unrealized gain (loss)	(2.53)		1.76	6.04		3.95		1.82		0.71

Net increase (decrease) from investment operations	(2.61)		1.61	5.87		3.83		1.69		0.55

Distributions from net realized gain(c)	(0.12)		(0.99)	(0.75)		—		(0.34)		(1.89)

Net asset value, end of period	$23.19		$25.92	$25.30		$20.18		$16.35		$15.00

Total Return(d)
Based on net asset value	(10.14	)%(e)	7.15%	30.03%		23.43%		11.39%		3.94%

Ratios to Average Net Assets
Total expenses	1.10	%(f)	1.16%	1.25	%(g)	1.29%		1.26	%(g)	1.50	%(g)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.12%		1.29%		1.25%		1.48%

Net investment loss	(0.60	)%(f)	(0.59)%	(0.73)%		(0.67	)%(b)	(0.88)%		(1.00)%

Supplemental Data
Net assets, end of period (000)	$56,551		$61,293	$33,768		$12,718		$1,343		$1,384

Portfolio turnover rate	22%		38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.25%	N/A	1.24%	1.42%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$24.78		$24.22	$19.30		$15.66		$14.43	$15.78

Net investment loss(a)	(0.08)		(0.14)	(0.18)		(0.10	)(b)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	(2.43)		1.68	5.79		3.74		1.76	0.67

Net increase (decrease) from investment operations	(2.51)		1.54	5.61		3.64		1.61	0.53

Distributions from net realized gain(c)	(0.12)		(0.98)	(0.69)		—		(0.38)	(1.88)

Net asset value, end of period	$22.15		$24.78	$24.22		$19.30		$15.66	$14.43

Total Return(d)
Based on net asset value	(10.21	)%(e)	7.17%	29.98%		23.24%		11.29%	4.01%

Ratios to Average Net Assets
Total expenses	1.14	%(f)	1.16%	1.29	%(g)	1.41	%(g)	1.45%	1.43	%(g)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.19%		1.39%		1.39%	1.39%

Net investment loss	(0.60	)%(f)	(0.58)%	(0.82)%		(0.59	)%(b)	(1.02)%	(0.89)%

Supplemental Data
Net assets, end of period (000)	$1,288,320		$1,335,467	$801,263		$525,736		$394,544	$350,962

Portfolio turnover rate	22%		38%	43%		59%		81%	95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.26%	1.39%	N/A	1.43%

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$19.21		$19.04	$15.36		$12.55		$11.68		$13.16

Net investment loss(a)	(0.13)		(0.24)	(0.26)		(0.18	)(b)	(0.20)		(0.21)
Net realized and unrealized gain (loss)	(1.87)		1.28	4.57		2.99		1.41		0.55

Net increase (decrease) from investment operations	(2.00)		1.04	4.31		2.81		1.21		0.34

Distributions from net realized gain(c)	(0.12)		(0.87)	(0.63)		—		(0.34)		(1.82)

Net asset value, end of period	$17.09		$19.21	$19.04		$15.36		$12.55		$11.68

Total Return(d)
Based on net asset value	(10.51	)%(e)	6.33%	29.05%		22.39%		10.48%		3.23%

Ratios to Average Net Assets
Total expenses	1.85	%(f)	1.86%	1.94	%(g)	2.11	%(g)	2.14	%(g)	2.16	%(g)

Total expenses after fees waived and/or reimbursed	1.80	%(f)	1.80%	1.88%		2.10%		2.12%		2.16%

Net investment loss	(1.35	)%(f)	(1.33)%	(1.49)%		(1.30	)%(b)	(1.75)%		(1.67)%

Supplemental Data
Net assets, end of period (000)	$193,425		$209,923	$164,083		$72,814		$52,723		$44,719

Portfolio turnover rate	22%		38%	43%		59%		81%		95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.94%	2.10%	2.13%	2.12%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,						Period from 03/28/2016(a) to 09/30/2016
			2019		2018		2017

Net asset value, beginning of period	$28.74		$27.93		$22.14		$17.88		$15.57

Net investment loss(b)	(0.04)		(0.09)		(0.07)		(0.03	)(c)	(0.05)
Net realized and unrealized gain (loss)	(2.82)		1.96		6.62		4.29		2.36

Net increase (decrease) from investment operations	(2.86)		1.87		6.55		4.26		2.31

Distributions from net realized gain(d)	(0.12)		(1.06)		(0.76)		—		—

Net asset value, end of period	$25.76		$28.74		$27.93		$22.14		$17.88

Total Return(e)
Based on net asset value	(10.02	)%(f)	7.47%		30.46%		23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.74	%(g)(h)	0.76	%(g)	0.80	%(g)	0.95%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.74	%(h)	0.75%		0.76%		0.95%		0.97	%(h)

Net investment loss	(0.29	)%(h)	(0.31)%		(0.29)%		(0.17	)%(c)	(0.59	)%(h)

Supplemental Data
Net assets, end of period (000)	$995,142		$652,138		$139,138		$4,103		$230

Portfolio turnover rate	22%		38%		43%		59%		81	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,			Period from 03/28/2016(a) to 09/30/2016
		2019	2018	2017
Expense ratios	0.74%	0.75%	0.80%	N/A	N/A

(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R
	Six Months Ended 03/31/20 (unaudited)		Year Ended September 30,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$24.34		$23.83	$19.02		$15.47		$14.27	$15.63

Net investment loss(a)	(0.11)		(0.19)	(0.22)		(0.14	)(b)	(0.18)	(0.18)
Net realized and unrealized gain (loss)	(2.37)		1.65	5.69		3.69		1.72	0.68

Net increase (decrease) from investment operations	(2.48)		1.46	5.47		3.55		1.54	0.50

Distributions from net realized gain(c)	(0.12)		(0.95)	(0.66)		—		(0.34)	(1.86)

Net asset value, end of period	$21.74		$24.34	$23.83		$19.02		$15.47	$14.27

Total Return(d)
Based on net asset value	(10.27	)%(e)	6.89%	29.63%		22.95%		10.94%	3.79%

Ratios to Average Net Assets
Total expenses	1.45	%(f)	1.47%	1.59	%(g)	1.76%		1.78%	1.73%

Total expenses after fees waived and/or reimbursed	1.30	%(f)	1.30%	1.43%		1.65%		1.65%	1.65%

Net investment loss	(0.85	)%(f)	(0.83)%	(1.05)%		(0.86	)%(b)	(1.28)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$36,626		$40,999	$22,880		$10,177		$7,646	$7,495

Portfolio turnover rate	22%		38%	43%		59%		81%	95%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/20 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.58%	N/A	N/A	N/A

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of Advantage Large Cap Growth, effective as of May 31, 2020, from September 30 to May 31.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,498,126	$(1,498,126)	$—
Credit Suisse Securities (USA) LLC	1,059,498	1,059,498	—
Deutsche Bank Securities, Inc.	103,880	103,880	—
Goldman Sachs & Co.	49,699,551	49,699,551	—
JP Morgan Securities LLC	915,193	915,193	—
State Street Bank & Trust Co.	38,355	(38,355)	—

	$53,314,603	$(53,314,603)	$—

Advantage Small Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$186,806	$(186,806)	$—
BofA Securities, Inc.	697,549	(697,549)	—
Citigroup Global Markets, Inc.	4,904,662	(4,904,662)	—
Credit Suisse Securities (USA) LLC	2,112,726	(2,112,726)	—
Deutsche Bank Securities, Inc.	2,457,731	(2,457,731)	—
Goldman Sachs & Co.	7,341,537	(7,341,537)	—
Jefferies LLC	271,656	(271,656)	—
JP Morgan Securities LLC	8,797,570	(8,797,570)	—
National Financial Services LLC	3,785,915	(3,785,915)	—
State Street Bank & Trust Co.	62,507	(62,507)	—
UBS Securities LLC	82,044	(82,044)	—

	$30,700,703	$(30,700,703)	$—

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets, Inc.	$98,016,615	$(98,016,615)	$—
Credit Suisse Securities (USA) LLC	678,054	(676,102)	1,952
Goldman Sachs & Co.	12,153,606	(12,153,606)	—
JP Morgan Securities LLC	52,485,618	(52,485,618)	—
Morgan Stanley & Co. LLC	164,986,619	(164,986,619)	—
State Street Bank & Trust Co.	25,994	(25,994)	—

	$328,346,506	$(328,344,554)	$1,952

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
First $1 Billion	0.570%	0.450%	0.700%
$1 Billion — $3 Billion	0.540	0.420	0.660
$3 Billion — $5 Billion	0.510	0.410	0.630
$5 Billion — $10 Billion	0.500	0.390	0.610
Greater than $10 Billion	0.480	0.380	0.600

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Service Fees	0.25%	0.25%	0.25%	0.25%
Distribution Fees	—	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total
Advantage Large Cap Growth	$259	$859,620	$78,309	$1,961	$940,149
Advantage Small Cap Growth	15,570	221,250	92,985	38,095	367,900
Mid-Cap Growth Equity	81,276	1,807,276	1,106,402	108,736	3,103,690

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$7,922	$21	$68,696	$1,572	$99	$78	$78,388
Advantage Small Cap Growth	41,407	1,244	17,686	1,865	566	1,522	64,290
Mid-Cap Growth Equity	308,404	6,496	144,291	22,093	90,510	4,342	576,136

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Advantage Small Cap Growth	$1,703	$3,212	$4,915
Mid-Cap Growth Equity	348	980	1,328

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$941	$—	$36,976	$1,079	$9	$10	$39,015
Advantage Small Cap Growth	510	27	3,733	1,030	—	—	5,300
Mid-Cap Growth Equity	3,587	—	44,762	2,688	705	257	51,999

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$69,828	$150	$642,720	$12,180	$59	$1,139	$726,076
Advantage Small Cap Growth	322,584	11,173	175,261	21,355	377	16,050	546,800
Mid-Cap Growth Equity	1,865,556	35,525	1,089,331	119,392	15,854	46,580	3,172,238

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$9,668
Advantage Small Cap Growth	8,509
Mid-Cap Growth Equity	98,009

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Growth	$29	$446
Advantage Small Cap Growth	10,124	151
Mid-Cap Growth Equity	14,104	28,008

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2020, the amounts waived were as follows:

Advantage Large Cap Growth	$3,152
Advantage Small Cap Growth	2,495
Mid-Cap Growth Equity	17,906

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Advantage Large Cap Growth (a)		Advantage Small Cap Growth (b)	Mid-Cap Growth Equity (b)

Institutional	0.62%		0.50%	0.80%
Service	0.87		0.75	1.05
Investor A	0.87		0.75	1.05
Investor C	1.62		1.50	1.80
Class K	0.57		0.45	0.75
Class R	1.12	(c)	1.00	1.30

(a)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021 or January 31, 2030 with respect to Class R Shares, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(b)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(c)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

For the six months ended March 31, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage Large Cap Growth	$400,435
Advantage Small Cap Growth	346,209

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$7,922	$18	$68,696	$1,572	$95	$78	$78,381
Advantage Small Cap Growth	41,407	1,244	17,686	1,865	566	1,522	64,290
Mid-Cap Growth Equity	308,404	6,496	144,291	22,093	3,391	4,342	489,017

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$50,065	$101	$472,460	$7,958	$59	$949	$531,592
Advantage Small Cap Growth	219,094	8,090	131,383	16,500	377	12,303	387,747
Mid-Cap Growth Equity	590,081	8,766	495,358	28,581	—	28,873	1,151,659

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses was terminated.

For the six months ended March 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Growth Equity	$—	$—	$—	$—	$8,901	$—	$8,901

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Advantage Large Cap Growth
Fund Level	$1,619,082
Institutional	217,061
Service	146
Investor A	2,254,391
Investor C	100,376
Class K	421
Class R	6,613
Advantage Small Cap Growth
Fund Level	1,672,563
Institutional	1,440,826
Service	32,747
Investor A	726,364
Investor C	119,948
Class K	2,170
Class R	65,965
Mid-Cap Growth Equity
Fund Level	50,353
Institutional	1,893,276
Service	86,088
Investor A	1,872,538
Investor C	178,806
Class K	10,602
Class R	85,721

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$2,660
Advantage Small Cap Growth	38,490
Mid-Cap Growth Equity	607,412

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
Purchases	$411,959,629	$317,518,135	$2,396,276,666
Sales	509,396,675	370,935,152	1,259,349,658

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Advantage Small Cap Growth	Mid-Cap Growth Equity
Tax cost	$654,561,104	$596,485,303	$5,626,713,701

Gross unrealized appreciation	$123,469,763	$48,095,059	$684,843,196
Gross unrealized depreciation	(46,967,003)	(122,175,344)	(371,408,331)

Net unrealized appreciation	$76,502,760	$(74,080,285)	$313,434,865

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Funds did not borrow under the credit agreement.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Growth and Mid-Cap Growth Equity invested a significant portion of their assets in securities in the information technology sector and Advantage Small Cap Growth invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
Advantage Large Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,392,751	$23,839,754	1,417,588	$22,049,536
Shares issued in reinvestment of distributions	187,678	3,149,240	368,193	5,382,985
Shares redeemed	(1,562,277)	(26,439,911)	(1,146,041)	(18,321,402)

Net increase	18,152	$549,083	639,740	$9,111,119

Service
Shares sold	1,530	$22,350	5,103	$72,800
Shares issued in reinvestment of distributions	500	8,242	798	11,470
Shares redeemed	(585)	(9,741)	(2,748)	(38,251)

Net increase	1,445	$20,851	3,153	$46,019

Investor A
Shares sold and automatic conversion of shares	3,482,650	$56,043,012	6,662,252	$98,680,539
Shares issued in reinvestment of distributions	1,731,744	27,690,590	3,864,428	53,947,453
Shares redeemed	(8,279,042)	(133,125,206)	(8,739,543)	(133,123,440)

Net increase (decrease)	(3,064,648)	$(49,391,604)	1,787,137	$19,504,552

Investor C
Shares sold	87,398	$1,168,830	184,277	$1,733,438
Shares issued in reinvestment of distributions	47,034	638,252	70,938	1,408,299
Shares redeemed and automatic conversion of shares	(198,580)	(2,614,697)	(2,457,686)	(32,944,701)

Net decrease	(64,148)	$(807,615)	(2,202,471)	$(29,802,964)

Class K
Shares sold	1,715	$31,000	25,965	$399,000
Shares issued in reinvestment of distributions	2,052	34,414	1,964	28,695
Shares redeemed	(27,212)	(403,862)	(2,941)	(48,101)

Net increase (decrease)	(23,445)	$(338,448)	24,988	$379,594

Class R
Shares sold	10,080	$157,957	13,537	$208,300
Shares issued in reinvestment of distributions	1,855	30,985	7,473	108,590
Shares redeemed	(37,769)	(626,498)	(73,310)	(1,147,635)

Net decrease	(25,834)	$(437,556)	(52,300)	$(830,745)

Total Net Increase (Decrease)	(3,158,478)	$(50,405,289)	200,247	$(1,592,425)

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
Advantage Small Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,090,356	$55,254,574	6,450,881	$115,836,092
Shares issued in reinvestment of distributions	1,057,626	19,978,548	4,092,957	67,370,100
Shares redeemed	(3,740,716)	(65,267,185)	(9,779,328)	(178,127,806)

Net increase	407,266	$9,965,937	764,510	$5,078,386

Service
Shares sold	63,538	$893,948	182,363	$2,696,164
Shares issued in reinvestment of distributions	52,316	796,771	207,722	2,791,794
Shares redeemed	(81,566)	(1,054,161)	(351,903)	(5,249,510)

Net increase	34,288	$636,558	38,182	$238,448

Investor A
Shares sold and automatic conversion of shares.	1,640,897	$20,766,111	3,380,899	$45,870,296
Shares issued in reinvestment of distributions	967,337	12,923,621	3,700,056	43,993,503
Shares redeemed	(3,549,310)	(45,850,117)	(5,559,666)	(73,084,085)

Net increase (decrease)	(941,076)	$(12,160,385)	1,521,289	$16,779,714

Investor C
Shares sold	202,629	$1,003,386	539,522	$3,199,311
Shares issued in reinvestment of distributions	588,856	3,103,274	1,742,820	9,097,526
Shares redeemed and automatic conversion of shares	(772,985)	(4,036,487)	(2,356,800)	(16,761,791)

Net increase (decrease)	18,500	$70,173	(74,458)	$(4,464,954)

Class K
Shares sold	214,824	$4,067,581	337,013	$6,313,553
Shares issued in reinvestment of distributions	14,224	268,698	19,118	314,677
Shares redeemed	(91,491)	(1,612,990)	(165,215)	(3,008,110)

Net increase	137,557	$2,723,289	190,916	$3,620,120

Class R
Shares sold	125,894	$1,635,126	343,297	$4,624,723
Shares issued in reinvestment of distributions	84,897	1,135,066	357,385	4,252,884
Shares redeemed	(440,573)	(5,543,602)	(736,783)	(10,134,255)

Net decrease	(229,782)	$(2,773,410)	(36,101)	$(1,256,648)

Total Net Increase (Decrease)	(573,247)	$(1,537,838)	2,404,338	$19,995,066

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	51,292,560	$1,490,551,761	77,104,859	$2,090,482,380
Shares issued in reinvestment of distributions	380,726	11,273,295	1,898,609	45,281,831
Shares redeemed	(27,500,633)	(771,904,637)	(22,995,193)	(606,312,188)

Net increase	24,172,653	$729,920,419	56,008,275	$1,529,452,023

Service
Shares sold	764,593	$20,452,086	1,790,116	$44,014,646
Shares issued in reinvestment of distributions	10,189	272,453	64,877	1,401,341
Shares redeemed	(700,194)	(18,040,996)	(825,133)	(20,739,416)

Net increase	74,588	$2,683,543	1,029,860	$24,676,571

Investor A
Shares sold and automatic conversion of shares	15,050,981	$382,131,991	32,742,208	$775,528,504
Shares issued in reinvestment of distributions	248,010	6,336,666	1,655,927	34,178,259
Shares redeemed	(11,051,606)	(269,393,950)	(13,577,841)	(313,360,429)

Net increase	4,247,385	$119,074,707	20,820,294	$496,346,334

Investor C
Shares sold	2,181,520	$42,474,665	5,584,965	$101,748,422
Shares issued in reinvestment of distributions	64,402	1,272,593	443,988	7,151,409
Shares redeemed and automatic conversion of shares	(1,856,513)	(35,271,510)	(3,721,184)	(65,694,126)

Net increase	389,409	$8,475,748	2,307,769	$43,205,705

Class K
Shares sold	21,207,750	$623,461,032	20,683,547	$567,677,643
Shares issued in reinvestment of distributions	101,794	3,020,245	227,587	5,437,051
Shares redeemed	(5,363,327)	(153,532,139)	(3,201,951)	(86,697,184)

Net increase	15,946,217	$472,949,138	17,709,183	$486,417,510

Class R
Shares sold	482,298	$11,925,300	1,092,886	$24,805,586
Shares issued in reinvestment of distributions	7,946	199,359	50,247	1,021,014
Shares redeemed	(489,689)	(12,061,558)	(418,800)	(9,534,032)

Net increase	555	$63,101	724,333	$16,292,568

Total Net Increase	44,830,807	$1,333,166,656	98,599,714	$2,596,390,711

As of March 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Growth Fund and BlackRock Mid-Cap Growth Equity Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	61

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	63

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-3/20-SAR

MARCH 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage International Fund

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

•	BlackRock Technology Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2020	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund underperformed its benchmark, the MSCI EAFE ® Index.

What factors influenced performance?

Overall, the Fund struggled in the highly volatile market backdrop that created a sharp bifurcation in equity returns during the period. Markets initially reached new highs in a strong risk-on rally that lasted through mid-February, driven by anticipation of the resolution of trade disputes between the United States and China and excitement about the resulting phase-one trade deal. However, the spread of coronavirus across the globe was an inflection point and led to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment fell sharply. The speed of the selloff in the first quarter of 2020 led to one of the worst quarterly returns for equities on record, as volatility hit levels last observed during the global financial crisis. Policymakers stepped in with both fiscal and monetary stimulus packages aimed at supporting the market. The Bank of Japan, for example, invested in a record level of equity exchange traded funds to help bolster Japanese equity markets. This helped stocks recover some of their lost ground by period end, but it was not enough to fully offset prior losses.

The Fund’s performance followed a similar pattern. While returns were initially in line with the benchmark, market volatility brought losses in the first quarter of 2020 that led to relative underperformance for the period as a whole. Among macro-thematic signals, a style-timing model struggled in March through a preference for dividend yield. Positioning within real estate securities drove losses for this insight, as the Fund demonstrated a preference for higher-yielding stocks. This came under significant pressure as investors weighed the impact of mass economic closures on their business models. Positioning in Japan also weighed on relative performance, as the Fund maintained an underweight allocation observed among retail stocks, such as automakers. That positioning underperformed because of the Bank of Japan’s ETF purchases, which helped Japanese equities outperform other regions. Elsewhere, sentiment-based stock selection insights broadly declined, with weakness in signals that look at informed investors. Specifically, insights that sought to capture informed investor positioning and text analyses of corporate executives and stock analysts failed to anticipate the market capitulation at period-end, as investors ignored prior guidance.

Helping to provide ballast for the portfolio, fundamental stock selection insights contributed to relative performance, giving much-needed defense during the market decline. Notably, quality measures like profitability and operational sustainability insights were some of the best performers. A signal that looks at dividend policy, for example, successfully motivated an underweight position in stocks in the United Kingdom. Similarly, less traditional quality measures, such as environmental, social and governance (“ESG”)-related insights, also remained strong. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals after successfully capturing an evolving investor preference for sustainable investing. Valuation-focused fundamental insights were also broadly additive during the period. Unsurprisingly, signals that were driven by more timely data were able to capture the rapid market evolution correctly and provide gains. These included insights that approximate sales from online browsing activity and mobile app users.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. These included a new signal that uses the existing library of systematic active equity insights to create bespoke allocation models at the individual stock level. This signal builds on earlier machine-learned capabilities the investment adviser developed. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends such as “work from home.”

Describe portfolio positioning at period end.

At period end, the Fund was largely neutral, both geographically and in terms of sector allocation. The Fund maintained slight preferences for equities in the United Kingdom, Germany and Australia and was slightly underweight to Ireland and the Netherlands. From a sector perspective, the Fund was overweight in communication services stocks, while maintaining underweight allocations to the consumer discretionary and financial sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Advantage International Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(18.47)%	(17.03)%	N/A	(0.87)%	N/A	3.27%	N/A
Investor A	(18.55)	(17.26)	(21.60)%	(1.13)	(2.19)%	2.99	2.44%
Investor C	(18.86)	(17.85)	(18.66)	(1.90)	(1.90)	2.16	2.16
Class K	(18.44)	(16.99)	N/A	(0.85)	N/A	3.28	N/A
Class R	(18.67)	(17.47)	N/A	(1.43)	N/A	2.65	N/A
MSCI EAFE® Index(c)	(16.52)	(14.38)	N/A	(0.62)	N/A	2.72	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Global Opportunities Portfolio.

(c)

The MSCI EAFE® Index is an index designed to represent the performance of large- and mid-cap securities across 21 developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. As of March 31, 2020, it had 915 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$815.30	$2.27	$1,000.00	$1,022.50	$2.53	0.50%
Investor A	1,000.00	814.50	3.40	1,000.00	1,021.25	3.79	0.75
Investor C	1,000.00	811.40	6.80	1,000.00	1,017.50	7.57	1.50
Class K	1,000.00	815.60	2.04	1,000.00	1,022.75	2.28	0.45
Class R	1,000.00	813.30	4.54	1,000.00	1,020.00	5.05	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Nestle SA, Registered Shares	3%
Roche Holding AG	2
Novartis AG, Registered Shares	2
SAP SE	2
ASML Holding NV	1
AstraZeneca PLC	1
Diageo PLC	1
GlaxoSmithKline PLC	1
Schneider Electric SE	1
Novo Nordisk A/S, Class B	1

(a)	Excludes short-term investments.

GEOGRAPHIC ALLOCATION

Country/Geographic Allocation	Percent of Net Assets
Japan	24%
United Kingdom	14
France	10
Switzerland	10
Germany	8
Australia	6
Netherlands	4
Hong Kong	3
Sweden	3
Spain	2
Denmark	2
Italy	2
United States	1
Finland	1
Singapore	1
Belgium	1
Norway	1
China	1
Other Assets Less Liabilities	6

FUND SUMMARY	5

Fund Summary as of March 31, 2020	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the Russell 3000® Health Care Index.

What factors influenced performance?

Health care stocks produced a narrow gain and outperformed the broader equity market during the six-month period. The sector is seen as being less sensitive to economic disruptions stemming from coronavirus, which strongly helped its relative performance. In addition, shares of many companies rose on expectations that they could develop treatments for the virus.

Stock selection, particularly in the health care providers & services and biotechnology sub-sectors, was the primary driver of the Fund’s positive results. An overweight position in Teladoc Health, Inc. was the top contributor to relative performance. The company benefited from an increase in users as virtual diagnostics and telemedicine services experienced heightened demand due to coronavirus. An overweight in the biotechnology firm Acceleron Pharma, Inc., which announced successful Phase 2 trial results for its pulmonary arterial hypertension drug, also contributed. An overweight in UnitedHealth Group, Inc. was the third-largest contributor. The stock benefited from strong earnings and reduced investor concerns that Medicare-for-All would be enacted.

At the sub-sector level, an overweight allocation to the medical devices & supplies sub-sector, as well as an underweight allocation to biotechnology, detracted from relative returns.

An overweight position in the medical device company Stryker Corp. was the largest detractor from performance. The stock declined after the company announced the acquisition of Wright Medical Group. An underweight in the U.S. pharmaceutical company Eli Lilly & Co., which reported progress in developing testing kits and a potential treatment for coronavirus, also detracted. A zero weighting in the medical device developer DexCom, Inc., which reported impressive sales growth for its continuous glucose monitoring system, further hindered relative performance.

Describe recent portfolio activity.

The Fund reduced its weighting in the medical devices & supplies industry and added to its positions in the biotechnology, pharmaceuticals and health care providers & services sub-sectors.

Describe portfolio positioning at period end.

The Fund’s investment adviser continued to find a wealth of long-term opportunities in health care given the favorable secular trends that underpin the sector. Among these are the aging global population and increased spending on health care in the emerging markets. This thinking forms the basis for the Fund’s overweight in the medical devices and supplies sub-sector, which continues to feature robust fundamentals and increased penetration in the emerging markets.

Increasing longevity across the globe is also driving innovation and providing a source of demand for the health sciences industry. In drug development, for example, biotechnology and pharmaceutical companies are using genomic research to allow for earlier diagnosis of disease and facilitate a shift towards preventative care. There is also significant innovation in medical equipment, diagnostic services and biosensors. Despite these positive trends, the health care sector’s valuation was below the long-term average at the close of the period. Given the historic durability of the sector’s earnings during economic slowdowns, the investment adviser views lower valuations as a potentially attractive entry point.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
UnitedHealth Group, Inc.	9%
Abbott Laboratories	4
Medtronic PLC	3
Amgen, Inc.	3
Merck & Co., Inc.	3
Zoetis, Inc.	3
Eli Lilly & Co.	3
Baxter International, Inc.	3
Stryker Corp.	3
Edwards Lifesciences Corp.	2

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Health Care Equipment & Supplies	29%
Pharmaceuticals	21
Biotechnology	21
Health Care Providers & Services	21
Life Sciences Tools & Services	5
Health Care Technology	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Health Sciences Opportunities Portfolio

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.79%	2.15%	N/A	7.46%	N/A	14.21%	N/A
Service	1.65	1.85	N/A	7.15	N/A	13.87	N/A
Investor A	1.65	1.89	(3.47)%	7.16	6.01%	13.88	13.27%
Investor C	1.29	1.14	0.17	6.39	6.39	13.06	13.06
Class K	1.86	2.25	N/A	7.48	N/A	14.05	N/A
Class R	1.49	1.53	N/A	6.82	N/A	13.53	N/A
Russell 3000® Health Care Index(c)	0.12	(2.11)	N/A	5.86	N/A	13.13	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.90	$4.29	$1,000.00	$1,020.75	$4.30	0.85%
Service	1,000.00	1,016.50	5.78	1,000.00	1,019.27	5.79	1.15
Investor A	1,000.00	1,016.50	5.64	1,000.00	1,019.41	5.64	1.12
Investor C	1,000.00	1,012.90	9.33	1,000.00	1,015.73	9.35	1.85
Class K	1,000.00	1,018.60	3.78	1,000.00	1,021.26	3.78	0.75
Class R	1,000.00	1,014.90	7.30	1,000.00	1,017.76	7.31	1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2020	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to the Fund’s performance came from stock selection and allocation decisions in the industrials sector. Notably, stock selection among aerospace & defense stocks proved beneficial, as did the Fund’s avoidance of the airlines industry. Stock selection in the communication services sector also added to relative performance, with the greatest impact coming from positions in the diversified telecommunication services industry. Finally, the Fund’s use of equity-linked notes benefited the portfolio amid market volatility in the first quarter of 2020.

The Fund’s stock selection in the financials sector was the largest detractor from relative performance. Within the sector, overweight exposure and stock selection among banks accounted for the majority of relative underperformance. Stock selection in the insurance industry also hurt relative returns, as did stock selection and underweight exposure to the diversified financial services industry. Elsewhere, an underweight exposure to the utilities sector had a negative impact on relative returns, as did stock selection within the electric utilities industry. Lastly, an underweight exposure to consumer staples and stock selection in health care detracted from relative performance.

Describe recent portfolio activity.

The Fund increased its exposure to the health care sector during the period, along with holdings within consumer staples and utilities. The Fund reduced its exposure to the financials, energy and industrials sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in energy and health care, while the largest relative underweights were in the industrials and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Verizon Communications, Inc.	4%
Wells Fargo & Co.	3
BP PLC	3
Pfizer, Inc.	3
Sanofi	3
FirstEnergy Corp.	3
Samsung Electronics Co. Ltd. — GDR	2
Bayer AG, Registered Shares	2
CIBC World Markets Corp.	2
China Mobile Ltd. — ADR	2

(a)	Excludes short-term investments.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	22%
Health Care	19
Consumer Staples	10
Communication Services	10
Energy	10
Utilities	9
Information Technology	8
Industrials	5
Consumer Discretionary	4
Materials	2
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock High Equity Income Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(20.66)%	(17.24)%	N/A	(0.01)%	N/A	6.95%	N/A
Service	(20.76)	(17.41)	N/A	(0.31)	N/A	6.56	N/A
Investor A	(20.79)	(17.46)	(21.80)%	(0.31)	(1.38)%	6.55	5.98%
Investor C	(21.07)	(18.07)	(18.84)	(1.05)	(1.05)	5.76	5.76
Russell 1000® Value Index(c)	(21.30)	(17.17)	N/A	1.90	N/A	7.67	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$793.40	$3.81	$1,000.00	$1,020.75	$4.29	0.85%
Service	1,000.00	792.40	4.93	1,000.00	1,019.50	5.55	1.10
Investor A	1,000.00	792.10	4.93	1,000.00	1,019.50	5.55	1.10
Investor C	1,000.00	789.30	8.28	1,000.00	1,015.75	9.32	1.85

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of March 31, 2020	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

On November 13, 2019, the Board of Trustees of BlackRock FundsSM approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

Positive stock selection within the industrials and health care sectors provided the largest contributions to the Fund’s relative returns during the period. An underweight exposure to financials also contributed. Among individual stocks, the largest contributors to relative performance were Denmark-based biotechnology company Novo Nordisk A/S, Swiss multinational pharmaceutical company Novartis AG, and British American Tobacco PLC.

The largest detractors from relative performance were negative stock selection within the information technology sector and an underweight exposure to consumer discretionary stocks. The Fund’s lack of exposure to the utilities sector also detracted. The largest individual stock detractors from performance were Singapore banks DBS Group Holdings Ltd. and United Overseas Bank Ltd., along with Swiss jeweler and luxury goods retailer Richemont SA.

Describe recent portfolio activity.

The Fund’s investment adviser was active in changing the portfolio due to the impact of the coronavirus pandemic during the second half of the period. The Fund further increased its overweight exposure to consumer staples, adding to positions in beverages and food products and initiating a position in health and home products manufacturer Reckitt Benckiser Group PLC. Overweight exposure to health care also grew due to the Fund’s increasing its target weight in Australia’s Ansell Ltd. In contrast, the Fund further reduced its underweight exposure to financials by selling its position in Sweden’s Svenska Handelsbanken AB. Exposure to industrials also decreased through reduced target weights for U.K. aerospace company BAE Systems PLC, German logistics company Deutsche Post AG, U.S. conglomerate 3M Co., and France’s Schneider Electric SE.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period end looked very different from its benchmark, the MSCI ACWI ex-U.S., in terms of portfolio positioning. The Fund ended the period with its most significant exposure to the consumer staples and health care sectors, specifically within the pharmaceutical, personal products, and beverage industries. The Fund continued to have no exposure to energy, real estate, or utilities. From a regional perspective, the Fund’s most significant exposure was to Europe ex-U.K., the United Kingdom, Canada and Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Unilever PLC	6%
Nestle SA, Registered Shares	5
Novartis AG, Registered Shares	5
TELUS Corp.	5
Rogers Communications, Inc., Class B	5
British American Tobacco PLC	4
Amcor PLC — CDI	4
Sanofi.	4
GlaxoSmithKline PLC	4
Kone OYJ, Class B	4

(a)	Excludes short-term investments.

GEOGRAPHIC ALLOCATION

Country/Geographic Allocation	Percent of Net Assets
United Kingdom	28%
Switzerland	14
Canada	10
United States	9
Netherlands	6
France	6
Australia	5
Singapore	5
Finland	4
Denmark	3
Germany	3
Sweden	3
China	2
Taiwan	2
India	1
Liabilities in Excess of Other Assets	(1)

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock International Dividend Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.30)%	(9.10)%	N/A	(0.24)%	N/A	2.45%	N/A
Service	(10.43)	(9.35)	N/A	(0.52)	N/A	2.11	N/A
Investor A	(10.39)	(9.29)	(14.05)%	(0.52)	(1.59)%	2.16	1.61%
Investor C	(10.74)	(10.01)	(10.89)	(1.27)	(1.27)	1.39	1.39
Class K	(10.27)	(9.02)	N/A	(0.21)	N/A	2.47	N/A
MSCI ACWI ex-U.S.(c)	(16.52)	(15.57)	N/A	(0.64)	N/A	2.05	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$897.00	$3.98	$1,000.00	$1,020.80	$4.24	0.84%
Service	1,000.00	895.70	5.17	1,000.00	1,019.55	5.50	1.09
Investor A	1,000.00	896.10	5.17	1,000.00	1,019.55	5.50	1.09
Investor C	1,000.00	892.60	8.70	1,000.00	1,015.80	9.27	1.84
Class K	1,000.00	897.30	3.75	1,000.00	1,021.05	3.99	0.79

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2020	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2020, the Fund outperformed its benchmark, the MSCI All-Country World Information Technology Index.

What factors influenced performance?

An overweight allocation to the games & data center sub-sector and an underweight allocation to the services sub-sector drove the Fund’s outperformance. In addition, stock selection in the internet, services, and hardware industries contributed to relative returns.

Among individual stocks, the largest contributor to relative returns was an out-of-benchmark position in Tesla, Inc. The electric vehicle manufacturer’s stock rallied following better-than-expected earnings in the fourth quarter of 2019. Production of Model Y electric SUVs was ahead of schedule, and Tesla gave guidance for delivery estimates of 500,000 vehicles in 2020. The second-largest contributor was an out-of-benchmark position in telemedicine company Teladoc Health, Inc., whose virtual diagnostics and telemedicine services saw increased demand due to coronavirus-related lockdown and social distancing measures. Finally, an overweight position in cloud communications company RingCentral, Inc. was the third-largest individual stock contributor. The company reported strong earnings for fiscal 2019 and gave more favorable guidance than expected for fiscal 2020.

Meanwhile, the Fund’s overweight allocation to the internet sub-sector and its stock selection in the games & data center sub-sector were the primary detractors from relative performance. The individual stock that detracted the most from returns was the Fund’s underweight position in Apple Inc., as investors sought safety in the largest and most liquid stocks during the recent market volatility. An underweight position in software company Microsoft Corp. was the second-largest detractor, after the company announced strong growth in its Azure cloud computing business and benefited from investors’ preference for safety. Finally, an out-of-benchmark position in Brazilian payments company Pagseguro Digital Ltd. detracted from performance, as investors feared that coronavirus-related concerns and lockdowns would affect a large portion of its revenue.

The Fund held a cash position greater than 5% at the end of the period, reflecting the investment adviser’s view that the coronavirus pandemic will likely create continued uncertainty and volatility in the near term. The elevated cash balance provides the Fund flexibility to deploy capital when opportunities with better risk-reward profiles appear, letting the Fund enter these positions in a more efficient and timely manner. The Fund’s cash position contributed positively to relative performance during the period.

Describe recent portfolio activity.

The Fund reduced its exposure to hardware stocks during the period. The Find also rotated into more attractively valued stocks in the services and semiconductors sub-sectors.

Describe portfolio positioning at period end.

In general, the Fund’s investment process aims to provide a balance between legacy technology companies that can continually innovate and new disruptive companies that displace established competitors that fail to innovate. At the end of the period, approximately 40% of the portfolio consisted of these core legacy companies, while 60% was invested in opportunistic high-growth stocks.

The Fund’s largest sub-sector exposures were in the software and internet industries, as the investment adviser believes these areas of technology have the best prospects for secular organic growth driven by innovation as well as less sensitivity to late-cycle macroeconomic trends. The Fund also had a substantial allocation to the digital transformation theme, particularly through cloud computing and data center companies, as global enterprises continued to invest in the modernization and digitalization of their operations.

The Fund remained underweight to the hardware and semiconductors sub-sectors. However, the Fund retained select positions in next-generation silicon opportunities within semiconductors, as well as 5G roll-out-related opportunities within hardware.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2020 (continued)	BlackRock Technology Opportunities Fund

Performance Summary for the Period Ended March 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.75%	7.50%	N/A	18.28%	N/A	15.62%	N/A
Service	3.60	7.21	N/A	18.00	N/A	15.36	N/A
Investor A	3.61	7.23	1.60%	17.96	16.69%	15.25	14.63%
Investor C	3.23	6.40	5.40	17.06	17.06	14.32	14.32
Class K	3.75	7.50	N/A	18.28	N/A	15.62	N/A
Class R	3.45	6.92	N/A	17.65	N/A	14.94	N/A
MSCI All-Country World Information Technology Index(c)	(1.17)	6.72	N/A	13.79	N/A	13.01	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non- U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)	An index that measures the performance of the technology sector in developed and emerging equity markets.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.50	$4.69	$1,000.00	$1,020.40	$4.65	0.92%
Service	1,000.00	1,036.00	5.96	1,000.00	1,019.15	5.91	1.17
Investor A	1,000.00	1,036.10	5.96	1,000.00	1,019.15	5.91	1.17
Investor C	1,000.00	1,032.30	9.76	1,000.00	1,015.40	9.67	1.92
Class K	1,000.00	1,037.50	4.43	1,000.00	1,020.65	4.40	0.87
Class R	1,000.00	1,034.50	7.22	1,000.00	1,017.90	7.16	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 366.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	4%
Apple Inc.	4
Amazon.com, Inc.	3
Tencent Holdings Ltd.	3
Alibaba Group Holding Ltd. — ADR	3
Alphabet, Inc., Class A	3
salesforce.com, Inc.	2
Advanced Micro Devices, Inc.	2
PayPal Holdings, Inc.	2
RingCentral, Inc., Class A	2

(a)	Excludes short-term investments.

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Software	28%
Semiconductors & Semiconductor Equipment	16
IT Services	13
Interactive Media & Services	10
Internet & Direct Marketing Retail	10
Technology Hardware, Storage & Peripherals	3
Entertainment	3
Diversified Consumer Services	3
Health Care Technology	2
Electronic Equipment, Instruments & Components	2
Automobiles	1
Multiline Retail	1
Professional Services	1
Equity Real Estate Investment Trusts (REITs)	1
Hotels, Restaurants & Leisure	1
Diversified Telecommunication Services	1
Short-Term Securities	17
Liabilities in Excess of Other Assets	(13)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

FUND SUMMARY	13

About Fund Performance

Institutional and Class K Shares (for all Funds except BlackRock High Equity Income Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares (for BlackRock Advantage International Fund, BlackRock Health Science Opportunities Portfolio and BlackRock Technology Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or services fees) and was restated to reflect Class R Shares fees. BlackRock Health Sciences Opportunities Portfolio’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Investor A Shares and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020, except with respect to BlackRock Technology Opportunities Fund’s Class K Shares which are based on a hypothetical investment of $1,000 on December 11, 2019 (commencement of operations) and held through March 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FUND SUMMARY	15

Schedule of Investments March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.9%

Australia — 6.4%
Ansell Ltd.	67,325	$1,114,895
Aristocrat Leisure Ltd.	336,219	4,356,611
AusNet Services	431,307	452,877
Australia & New Zealand Banking Group Ltd.	259,904	2,725,721
BHP Group Ltd.	285,645	5,181,980
BHP Group PLC	117,166	1,818,372
Brambles Ltd.	227,269	1,469,011
Challenger Ltd.	46,906	114,574
Coca-Cola Amatil Ltd.	19,625	105,922
Cochlear Ltd.	13,102	1,493,254
Coles Group Ltd.	36,640	341,230
Commonwealth Bank of Australia	34,371	1,296,821
Computershare Ltd.	137,074	820,572
CSL Ltd.	29,003	5,257,428
Ensogo Ltd.(a)(b)	122,284	1
Evolution Mining Ltd.	64,906	151,695
Goodman Group	13,774	100,959
IDP Education, Ltd.	58,932	419,040
IGO Ltd.	11,048	28,382
Macquarie Group Ltd.	100,582	5,356,797
Magellan Financial Group Ltd.	7,532	199,762
Mineral Resources Ltd.	3,156	26,703
National Australia Bank Ltd.	254,772	2,613,423
Newcrest Mining Ltd.	12,677	174,090
Northern Star Resources Ltd.	19,134	123,950
Oil Search Ltd.	252,263	365,847
Orica Ltd.	88,303	826,625
Origin Energy Ltd.	42,927	115,355
OZ Minerals Ltd.	29,050	129,596
Platinum Asset Management Ltd.	45	92
Rio Tinto Ltd.	28,081	1,446,720
Rio Tinto PLC	34,050	1,560,926
Santos Ltd.	29,259	60,091
Saracen Mineral Holdings Ltd.(a)	9,163	20,605
Scentre Group	1,186,071	1,136,051
SEEK Ltd.	11,005	100,566
Sonic Healthcare Ltd.	81,037	1,217,974
South32 Ltd.	407,715	450,081
Spark Infrastructure Group	180,075	217,451
Stockland	90,605	139,325
Treasury Wine Estates Ltd.	53,796	333,996
Vicinity Centres	62,048	38,814
Westpac Banking Corp.	263,673	2,708,136
WiseTech Global Ltd.	3,870	40,232
Woodside Petroleum Ltd.	103,190	1,145,046
Woolworths Group Ltd.	64,105	1,394,054
Worley Ltd.	17,127	63,556

		49,255,209

Austria — 0.2%
ANDRITZ AG	8,545	267,713
Erste Group Bank AG	19,188	351,289
Raiffeisen Bank International AG	2,972	42,750
Verbund AG	1,358	48,978
Vienna Insurance Group AG Wiener Versicherung Gruppe	26,466	499,202
voestalpine AG	8,249	166,437
Wienerberger AG	4,185	65,381

		1,441,750

Belgium — 0.8%
Anheuser-Busch InBev SA	34,071	1,504,913
Galapagos NV(a)	2,865	562,622
Groupe Bruxelles Lambert SA	22,541	1,773,553
KBC Group NV	3,359	152,415
Sofina SA	96	19,523
Solvay SA	21,119	1,521,994

Security	Shares	Value

Belgium (continued)
UCB SA	4,537	$388,196

		5,923,216

China — 0.5%
BOC Hong Kong Holdings Ltd.	1,048,500	2,878,154
Prosus NV(a)	11,488	800,118

		3,678,272

Colombia — 0.0%
Millicom International Cellular SA	10,610	294,783

Denmark — 2.0%
Chr Hansen Holding A/S	11,463	845,886
Coloplast A/S, Class B	14,434	2,093,311
Demant A/S(a)	3,354	73,028
Genmab A/S(a)	4,137	830,994
GN Store Nord A/S	18,423	816,841
ISS A/S(a)	8,821	120,676
Novo Nordisk A/S, Class B	117,383	7,009,654
Novozymes A/S, B Shares	2,976	133,494
Orsted A/S(c)	21,566	2,111,261
Royal Unibrew A/S	6,407	460,550
Tryg A/S	54,293	1,321,480
Vestas Wind Systems A/S	1,342	109,193

		15,926,368

Finland — 1.0%
Elisa Oyj	7,661	472,864
Fortum Oyj	31,747	461,825
Metso Oyj	6,848	161,378
Neste Oyj	7,875	261,825
Nokia OYJ	640,657	1,973,135
Nokian Renkaat OYJ	17,234	411,515
Nordea Bank Abp	179,590	1,010,268
Orion Oyj, Class B	847	34,470
UPM-Kymmene Oyj	72,969	1,989,642
Valmet OYJ	1,565	30,382
Wartsila OYJ Abp	175,584	1,282,194

		8,089,498

France — 10.0%
Air Liquide SA	14,995	1,914,076
Airbus SE	59,453	3,833,645
Alstom SA	3,339	137,875
Atos SE	512	34,112
AXA SA	75,142	1,272,301
BNP Paribas SA	25,850	754,697
Bouygues SA	14,621	424,319
Bureau Veritas SA	12,120	228,449
Capgemini SE	8,143	680,449
Carrefour SA	47,854	758,691
Christian Dior SE	7,193	2,507,150
CNP Assurances	43,585	422,015
Compagnie de Saint-Gobain	6,970	167,248
Covivio	1,558	87,498
Credit Agricole SA	194,571	1,376,765
Danone SA	17,186	1,099,874
Dassault Systemes SE	21,824	3,186,112
Eiffage SA	12,724	903,196
Engie SA	164,082	1,680,276
EssilorLuxottica SA	39,441	4,175,810
Gaztransport Et Technigaz SA	404	29,087
Gecina SA	162	21,318
Hermes International	394	268,082
Imerys SA	714	17,721
Kering SA	2,138	1,114,782
La Francaise des Jeux SAEM(a)(c)	1,314	33,291
Legrand SA	15,448	985,304
L’Oreal SA	19,987	5,172,857

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
LVMH Moet Hennessy Louis Vuitton SE	15,393	$5,645,409
Orange SA	185,446	2,245,281
Pernod Ricard SA	33,783	4,795,038
Peugeot SA	37,886	493,249
Publicis Groupe SA	34,552	987,460
Renault SA	3,079	58,516
Rexel SA	355,357	2,616,626
Safran SA	31,861	2,822,796
Sanofi	45,994	3,981,929
Sartorius Stedim Biotech	1,764	352,014
Schneider Electric SE	96,733	8,176,160
SCOR SE	60,154	1,323,464
Societe BIC SA	1,363	75,705
Société Générale SA	2,096	34,337
Sodexo SA	959	64,402
Sopra Steria Group	1,164	127,323
Teleperformance	2,195	454,622
TOTAL SA	72,885	2,746,222
Ubisoft Entertainment SA(a)	6,248	456,673
Unibail-Rodamco-Westfield	30,551	1,751,383
Veolia Environnement SA	17,389	367,271
Vinci SA	58,071	4,744,946
Wendel SE	247	19,600

		77,627,426

Germany — 7.9%
adidas AG	19,111	4,243,168
Allianz SE, Registered Shares	37,488	6,384,119
alstria office REIT-AG	31,567	453,017
Aroundtown SA	290,465	1,453,911
BASF SE	75,824	3,544,165
Bayer AG, Registered Shares	37,265	2,135,230
Bayerische Motoren Werke AG	10,101	515,649
Beiersdorf AG	3,131	315,263
Brenntag AG	8,256	299,958
Carl Zeiss Meditec AG	10,853	1,033,429
Commerzbank AG	34,115	121,444
CompuGroup Medical SE	8,451	512,689
Covestro AG(c)	1,963	59,574
Daimler AG, Registered Shares	3,525	105,271
Delivery Hero SE(a)(c)	3,154	231,895
Deutsche Bank AG, Registered Shares	69,367	440,972
Deutsche Boerse AG	16,217	2,227,959
Deutsche Pfandbriefbank AG(c)	108,402	818,341
Deutsche Post AG, Registered Shares	182,573	4,894,533
Deutsche Wohnen SE	16,436	622,904
DWS Group GmbH & Co. KGaA(c)	5,510	133,775
Freenet AG	3,380	59,138
GEA Group AG	14,780	305,322
Grand City Properties SA	17,441	365,100
GRENKE AG	1,664	95,891
HeidelbergCement AG	614	26,232
Hella GmbH & Co. KGaA	612	17,552
Henkel AG & Co. KGaA	3,318	243,733
HOCHTIEF AG	2,252	147,866
Infineon Technologies AG	35,408	511,142
LEG Immobilien AG	4,834	542,072
Merck KGaA	56,550	5,709,412
MTU Aero Engines AG	1,061	153,417
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	3,851	774,323
Nemetschek SE	13,035	635,427
Rational AG	1,881	994,775
Rheinmetall AG	1,770	123,009
SAP SE	105,718	11,803,207
Siemens AG, Registered Shares	57,050	4,777,091
Siemens Healthineers AG(c)	1,855	71,708
Stroeer SE & Co. KGaA	12,622	648,581
Symrise AG	7,258	671,430
TAG Immobilien AG	71,549	1,407,120

Security	Shares	Value

Germany (continued)
Telefonica Deutschland Holding AG	118,099	$289,946
Uniper SE	12,808	314,606
Vonovia SE	3,108	154,603
Wirecard AG	1,985	223,650
Zalando SE(a)(c)	652	24,574

		61,638,193

Hong Kong — 3.0%
AIA Group Ltd.	497,400	4,454,038
ASM Pacific Technology Ltd.	13,800	127,958
Champion REIT	223,000	133,920
Chow Tai Fook Jewellery Group Ltd.	2,000	1,413
CK Asset Holdings, Ltd.	163,000	884,387
CK Infrastructure Holdings Ltd.	26,500	140,288
CLP Holdings Ltd.	488,500	4,474,663
Dah Sing Financial Holdings Ltd.	17,600	49,709
Hang Seng Bank Ltd.	6,600	112,446
Henderson Land Development Co. Ltd.	170,420	645,020
HKT Trust & HKT Ltd.	447,000	607,941
Hong Kong & China Gas Co. Ltd.	346,000	566,551
Hong Kong Exchanges & Clearing Ltd.	55,100	1,650,758
Hongkong Land Holdings Ltd.	164,400	615,079
Hutchison Port Holdings Trust	485,500	49,936
Hysan Development Co. Ltd.	119,000	384,299
Jardine Matheson Holdings Ltd.	2,500	125,830
Kerry Properties Ltd.	296,500	775,346
Link REIT	123,300	1,039,231
MTR Corp Ltd.	34,500	177,456
NWS Holdings Ltd.	214,000	218,085
PCCW Ltd.	70,000	38,386
Power Assets Holdings Ltd.	500	2,966
Sino Land Co. Ltd.	206,000	259,263
Swire Pacific Ltd., Class A	399,000	2,539,920
Swire Properties Ltd.	587,200	1,640,487
Techtronic Industries Co. Ltd.	191,500	1,216,007
Wharf Real Estate Investment Co. Ltd.	10,000	40,789

		22,972,172

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $804,375)(a)(b)(d)	1,080	175,716

Ireland — 0.1%
CRH PLC	3,199	86,510
Kingspan Group PLC	9,863	531,858
Smurfit Kappa Group PLC	9,911	280,762

		899,130

Israel — 0.3%
Bank Hapoalim BM	146,965	880,596
Bank Leumi Le-Israel BM	95,183	524,836
First International Bank Of Israel Ltd.	9,163	221,382
Isracard Ltd.	1	3
Israel Discount Bank Ltd., A Shares	111,738	325,813
Mizrahi Tefahot Bank Ltd.	5,757	105,962
Nice Ltd.(a)	2,153	311,314
Shapir Engineering and Industry Ltd.	2,588	16,607
Strauss Group Ltd.	1,518	39,879

		2,426,392

Italy — 1.8%
A2A SpA	73,978	91,270
Assicurazioni Generali SpA	198,984	2,695,199
Atlantia SpA	1,639	20,360
Enel SpA	127,309	878,159
Eni SpA	10,114	100,508
Ferrari NV	21,905	3,374,138
Hera SpA	10,683	38,650
Interpump Group SpA	9,365	224,992
Intesa Sanpaolo SpA	185,429	300,036
Iren SpA	11,268	28,077

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Italgas SpA	222,092	$1,215,149
Mediobanca Banca di Credito Finanziario SpA	346,882	1,891,614
Nexi SpA(a)(c)	2,992	38,923
Prysmian SpA	3,413	54,188
Snam SpA	98,228	448,932
Telecom Italia SpA	142,528	55,686
Terna Rete Elettrica Nazionale SpA	348,745	2,192,167

		13,648,048

Japan — 24.3%
Advantest Corp.	18,800	748,803
Aeon Co. Ltd.(e)	25,300	560,497
Aeon Mall Co. Ltd.	4,400	55,534
AGC, Inc.	39,500	962,516
Alfresa Holdings Corp.	16,700	310,813
Alps Alpine Co. Ltd.	4,000	38,543
Amada Co. Ltd.	115,000	901,361
Aozora Bank Ltd.	21,500	410,310
Asahi Group Holdings Ltd.	11,200	363,364
Asahi Kasei Corp.	30,500	213,708
Astellas Pharma, Inc.	3,900	60,089
Benesse Holdings, Inc.	34,800	885,596
Bridgestone Corp.	56,400	1,726,439
Calbee, Inc.	8,800	237,485
Canon, Inc.	142,190	3,089,922
Central Japan Railway Co.	10,300	1,650,793
Chugai Pharmaceutical Co. Ltd.	32,700	3,783,252
Citizen Watch Co. Ltd.	307,300	1,084,224
Dai Nippon Printing Co. Ltd.	1,100	23,376
Daicel Corp.	54,200	394,309
Dai-ichi Life Holdings, Inc.	267,500	3,176,598
Daiichi Sankyo Co. Ltd.	19,000	1,304,856
Daikin Industries Ltd.	23,000	2,776,424
Daito Trust Construction Co. Ltd.	14,600	1,355,807
Daiwa House Industry Co. Ltd.	24,000	592,976
Daiwa Securities Group, Inc.	43,500	168,097
DeNA Co. Ltd.	5,500	60,244
Denka Co. Ltd.	43,700	914,281
Denso Corp.	54,100	1,728,737
Dentsu Group, Inc.	39,300	759,354
DIC Corp.	56,500	1,245,204
Dip Corp.	5,600	89,944
East Japan Railway Co.	56,500	4,275,377
Eisai Co. Ltd.	13,300	972,861
Electric Power Development Co. Ltd.	79,300	1,589,310
FANUC Corp.	8,900	1,189,270
Fast Retailing Co. Ltd.	7,000	2,856,296
Fuji Electric Co. Ltd.	2,100	47,087
Fuji Media Holdings, Inc.	72,500	720,111
Fuji Seal International, Inc.	5,500	96,906
Fujikura Ltd.	11,800	33,841
Furukawa Electric Co. Ltd.	5,900	106,308
Glory Ltd.	19,100	438,852
GLP J-Reit	167	189,369
GS Yuasa Corp.	8,400	112,414
Hakuhodo DY Holdings, Inc.	1,900	19,171
Hirose Electric Co. Ltd.	500	51,546
Hitachi Chemical Co. Ltd.	600	25,532
Hitachi Transport System Ltd.	1,700	36,867
Honda Motor Co. Ltd.	100,000	2,237,644
Horiba Ltd.	400	19,757
Hoshizaki Corp.	3,300	246,846
Hoya Corp.	600	51,019
Hulic Co. Ltd.	30,800	311,698
Isetan Mitsukoshi Holdings Ltd.	31,000	179,856
Isuzu Motors Ltd.	98,400	651,199
Izumi Co. Ltd.	33,000	908,994
Japan Post Holdings Co. Ltd.	21,900	171,315
Japan Prime Realty Investment Corp.	10	30,213
Japan Retail Fund Investment Corp.	148	168,242

Security	Shares	Value

Japan (continued)
Japan Tobacco, Inc.	44,300	$819,403
JFE Holdings, Inc.	109,400	708,920
JTEKT Corp.	26,200	176,954
JXTG Holdings, Inc.	1,067,900	3,638,748
Kajima Corp.	113,300	1,158,099
Kakaku.com, Inc.	28,700	524,907
Kaneka Corp.	66,700	1,589,560
Kansai Electric Power Co., Inc.	58,800	654,497
Kao Corp.	75,300	6,134,558
Kawasaki Heavy Industries Ltd.	24,500	352,503
KDDI Corp.	201,100	5,940,211
Kenedix Office Investment Corp.	7	37,068
Kewpie Corp.	3,800	76,056
Keyence Corp.	16,300	5,240,655
Kirin Holdings Co. Ltd.	64,800	1,279,816
Kobe Steel Ltd.	120,200	369,700
Koito Manufacturing Co. Ltd.	9,800	329,468
Komatsu Ltd.	36,300	587,458
Konami Holdings Corp.	8,100	248,448
Konica Minolta, Inc.	370,600	1,493,098
Kose Corp.	400	49,497
Kubota Corp.	5,600	71,227
Kuraray Co. Ltd.	5,000	50,307
Kyocera Corp.	3,100	182,933
Kyowa Exeo Corp.	10,100	223,971
Kyushu Electric Power Co., Inc.	78,400	628,788
Lasertec Corp.	2,000	92,739
Lintec Corp.	37,800	791,103
M3, Inc.	27,400	808,222
Marubeni Corp.	185,100	918,663
Maruha Nichiro Corp.	2,600	54,255
Maruichi Steel Tube Ltd.	5,500	131,726
Mazda Motor Corp.	65,900	348,008
MEIJI Holdings Co. Ltd.	8,300	588,189
Mitsubishi Electric Corp.	67,300	822,151
Mitsubishi Estate Co. Ltd.	54,100	799,011
Mitsubishi Gas Chemical Co., Inc.	31,700	342,069
Mitsubishi Heavy Industries Ltd.	29,800	751,017
Mitsubishi Materials Corp.	26,800	547,875
Mitsubishi Motors Corp.	213,900	602,674
Mitsubishi UFJ Financial Group, Inc.	803,500	3,006,339
Mitsui & Co. Ltd.	3,600	49,981
Mitsui Chemicals, Inc.	66,600	1,253,555
Mitsui Mining & Smelting Co. Ltd.	2,000	33,212
Mizuho Financial Group, Inc.	22,300	25,584
MonotaRO Co. Ltd.	1,900	50,201
MS&AD Insurance Group Holdings, Inc.	112,900	3,150,038
Murata Manufacturing Co. Ltd.	29,600	1,471,557
Nankai Electric Railway Co. Ltd.	800	18,173
Nexon Co. Ltd.	1,900	31,048
NGK Insulators Ltd.	2,800	36,441
NGK Spark Plug Co. Ltd.	5,700	79,899
Nidec Corp.	2,900	149,450
Nifco, Inc.	2,600	46,572
Nihon Kohden Corp.	8,000	302,123
Nikon Corp.	76,400	701,220
Nintendo Co. Ltd.	10,300	4,003,132
Nippon Electric Glass Co. Ltd.	78,700	1,048,050
Nippon Paper Industries Co. Ltd.	1,700	24,171
Nippon Shinyaku Co. Ltd.	400	31,323
Nippon Shokubai Co. Ltd.	20,600	940,257
Nippon Steel Corp.	42,100	358,874
Nippon Telegraph & Telephone Corp.	7,900	188,941
Nippon Television Holdings, Inc.	25,600	285,268
Nishi-Nippon Railroad Co. Ltd.	1,200	29,467
Nissan Chemical Corp.	2,700	97,787
Nissan Motor Co. Ltd.(e)	343,400	1,148,917
Nitori Holdings Co. Ltd.	12,900	1,743,317
Nitto Denko Corp.	19,700	875,054

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NOK Corp.	1,700	$18,619
Nomura Real Estate Master Fund, Inc.	92	117,017
Nomura Research Institute Ltd.	22,500	475,262
NTN Corp.	256,200	442,716
NTT Data Corp.	85,000	813,668
NTT DOCOMO, Inc.	93,200	2,914,653
Odakyu Electric Railway Co. Ltd.	1,800	39,530
Oji Holdings Corp.	140,600	747,454
Olympus Corp.	4,600	66,310
Omron Corp.	3,500	180,959
Ono Pharmaceutical Co. Ltd.	10,200	234,400
Oriental Land Co. Ltd.	4,700	599,988
ORIX Corp.	43,200	515,405
Orix JREIT, Inc.	22	28,936
Otsuka Holdings Co. Ltd.	53,900	2,103,091
Panasonic Corp.	26,900	203,644
PeptiDream, Inc.(a)	6,000	208,855
Pola Orbis Holdings, Inc.	106,800	1,963,458
Recruit Holdings Co. Ltd.	168,600	4,355,154
Renesas Electronics Corp.(a)	14,100	50,155
Resona Holdings, Inc.	277,200	831,131
Ryohin Keikaku Co. Ltd.	72,100	801,795
Sankyu, Inc.	600	22,356
Santen Pharmaceutical Co. Ltd.	12,400	212,806
Sanwa Holdings Corp.	62,000	481,493
SCREEN Holdings Co. Ltd.	400	14,639
Secom Co. Ltd.	16,400	1,356,415
Sega Sammy Holdings, Inc.	1,400	16,985
Seibu Holdings, Inc.	1,700	18,740
Seiko Epson Corp.	40,600	436,976
Seino Holdings Co. Ltd.	2,000	21,714
Sekisui Chemical Co. Ltd.	10,600	139,645
Sekisui House Ltd.	9,900	163,271
Seven & i Holdings Co. Ltd.	72,900	2,407,515
Seven Bank Ltd.	27,400	70,715
Shikoku Electric Power Co., Inc.	3,800	29,974
Shimadzu Corp.	30,900	806,435
Shimano, Inc.	800	114,091
Shimizu Corp.	19,800	154,080
Shin-Etsu Chemical Co. Ltd.	11,200	1,100,817
Shionogi & Co. Ltd.	47,800	2,354,603
Shiseido Co. Ltd.	6,900	405,530
SKY Perfect JSAT Holdings, Inc.	15,900	56,846
SMC Corp.	2,400	1,006,185
Softbank Corp.	45,500	579,610
SoftBank Group Corp.	88,300	3,126,031
Sojitz Corp.	59,700	139,975
Sompo Holdings, Inc.	21,600	665,796
Sony Corp.	57,200	3,388,161
Stanley Electric Co. Ltd.	1,900	37,294
Sumitomo Bakelite Co. Ltd.	900	18,931
Sumitomo Chemical Co. Ltd.	257,600	761,068
Sumitomo Corp.	22,300	254,315
Sumitomo Heavy Industries Ltd.	32,800	586,841
Sumitomo Mitsui Financial Group, Inc.	267,400	6,496,054
Sumitomo Mitsui Trust Holdings, Inc.	29,900	859,032
Sumitomo Realty & Development Co. Ltd.	13,900	339,408
Sumitomo Rubber Industries Ltd.	82,700	776,785
Sundrug Co. Ltd.	9,000	288,398
Suntory Beverage & Food Ltd.	39,900	1,507,777
Suzuki Motor Corp.	2,600	61,909
Sysmex Corp.	5,400	390,825
T&D Holdings, Inc.	180,800	1,465,680
Taisei Corp.	24,000	731,954
Taisho Pharmaceutical Holdings Co. Ltd.	7,300	448,069
Takeda Pharmaceutical Co. Ltd.	149,000	4,536,769
TDK Corp.	1,000	76,889
Teijin Ltd.	18,800	318,002
Terumo Corp.	2,300	78,801

Security	Shares	Value

Japan (continued)
Tohoku Electric Power Co., Inc.	40,200	$386,438
Tokio Marine Holdings, Inc.	43,000	1,967,446
Tokyo Electron Ltd.	9,600	1,789,186
Tokyo Gas Co. Ltd.	53,400	1,258,278
Topcon Corp.	50,000	367,008
Toray Industries, Inc.	68,700	297,370
Toyota Motor Corp.	73,600	4,435,498
Toyota Tsusho Corp.	1,000	23,359
Trend Micro, Inc.	36,100	1,782,699
TS Tech Co. Ltd.	21,000	493,372
Ube Industries Ltd.	197,800	3,017,379
Ulvac, Inc.	2,300	54,455
Unicharm Corp.	5,700	213,373
West Japan Railway Co.	800	54,716
Yakult Honsha Co. Ltd.	3,200	188,512
Yamaguchi Financial Group, Inc.	57,200	322,518
Yamaha Corp.	6,600	255,786
Yamaha Motor Co. Ltd.	67,600	812,886
Yamato Holdings Co. Ltd.	62,300	973,194
Yamato Kogyo Co. Ltd.	1,700	29,117
Yaskawa Electric Corp.	2,600	70,696
Yokogawa Electric Corp.	62,800	751,262
Zenkoku Hosho Co. Ltd.	18,900	594,666
Zeon Corp.	17,500	131,002

		188,064,481

Luxembourg — 0.1%
ArcelorMittal	38,362	362,155
Eurofins Scientific SE	739	360,632

		722,787

Macau — 0.0%
Sands China Ltd.	12,400	45,112

Netherlands — 4.1%
ABN AMRO Group NV — CVA(c)	38,694	313,993
Adyen NV(a)(c)	329	279,616
Akzo Nobel NV	36,582	2,405,953
ASM International NV	4,006	407,578
ASML Holding NV	43,027	11,342,564
Euronext NV(c)	857	63,104
EXOR NV	4,693	241,873
ING Groep NV	570,684	2,924,242
Koninklijke Ahold Delhaize NV	53,999	1,257,992
Koninklijke DSM NV	5,180	582,693
Koninklijke KPN NV	241,111	576,596
NN Group NV	57,268	1,556,302
Royal Dutch Shell PLC, A Shares	304,507	5,290,395
Royal Dutch Shell PLC, B Shares	261,548	4,387,212
Signify NV(c)	15,496	300,316

		31,930,429

New Zealand — 0.1%
Contact Energy Ltd.	18,464	62,842
Fisher & Paykel Healthcare Corp. Ltd.	36,673	666,661
Xero Ltd.(a)	820	34,104

		763,607

Norway — 0.6%
Aker BP ASA	49,216	617,345
DNB ASA	46,045	512,984
Equinor ASA	144,385	1,799,924
Leroy Seafood Group ASA	4,104	20,089
Schibsted ASA, Class A	3,386	65,215
Telenor ASA	99,881	1,459,833
Tomra Systems ASA	9	251

		4,475,641

Portugal — 0.3%
EDP — Energias de Portugal SA	242,815	976,939

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Galp Energia SGPS SA	93,208	$1,065,945

		2,042,884

Singapore — 0.9%
Ascendas Real Estate Investment Trust	111,800	221,365
CapitaLand Commercial Trust	16,800	18,027
ComfortDelGro Corp. Ltd.	22,700	24,172
DBS Group Holdings Ltd.	115,300	1,504,452
Jardine Cycle & Carriage Ltd.	10,300	141,617
Mapletree North Asia Commercial Trust	26,500	14,913
Oversea-Chinese Banking Corp. Ltd.	212,400	1,286,917
Singapore Post Ltd.	40,900	18,375
Singapore Technologies Engineering, Ltd.	108,700	237,817
Singapore Telecommunications Ltd.	734,200	1,308,876
United Overseas Bank Ltd.	183,800	2,521,745

		7,298,276

South Africa — 0.1%
Anglo American PLC	48,599	851,628

Spain — 2.4%
Acerinox SA	47,992	323,029
ACS Actividades de Construccion y Servicios SA	78,488	1,558,724
Amadeus IT Group SA	44,171	2,079,080
Banco Bilbao Vizcaya Argentaria SA	946,807	2,931,842
Banco de Sabadell SA	33,138	16,758
Banco Santander SA	31,358	74,595
Bankinter SA	18,432	66,865
EDP Renovaveis SA	1,827	21,982
Endesa SA	20,192	427,271
Grifols SA	18,876	631,542
Iberdrola SA	101,996	997,625
Industria de Diseno Textil SA	228,279	5,915,545
Inmobiliaria Colonial Socimi SA	1,197	11,284
Mediaset Espana Comunicacion SA	24	88
Merlin Properties Socimi SA	1,874	14,142
Naturgy Energy Group SA	48,367	848,542
Repsol SA	13,958	124,523
Siemens Gamesa Renewable Energy SA	23,317	344,069
Telefonica SA	424,715	1,932,918
Zardoya Otis SA	12,647	85,050

		18,405,474

Sweden — 2.5%
Assa Abloy AB, Class B	106,515	1,988,498
Boliden AB	2,235	40,096
Castellum AB	2,837	47,833
Dometic Group AB(c)	9,108	40,356
Electrolux AB, Class B	3,782	46,722
Elekta AB, B Shares	8,292	67,599
Essity AB, B Shares	52,801	1,617,484
Fabege AB	38,834	495,463
Hexagon AB, B Shares	1,594	67,403
Indutrade AB	2,888	78,134
Investment AB Latour, B Shares	29,021	409,982
Investor AB, B Shares	35,669	1,609,159
Kinnevik AB, Class B	96,151	1,568,166
L E Lundbergforetagen AB, B Shares	27,077	1,097,639
Lundin Energy AB	4,277	80,735
Saab AB, B Shares(a)	11,025	209,471
Skandinaviska Enskilda Banken AB, Class A(a)	16,978	113,703
Svenska Handelsbanken AB, Class A(a)	12,153	100,227
Swedish Match AB	9,525	539,302
Tele2 AB, B Shares	216,967	2,890,659
Telefonaktiebolaget LM Ericsson, B Shares	269,124	2,178,549
Telia Co. AB	406,378	1,454,582
Volvo AB, B Shares	243,167	2,890,267

		19,632,029

Security	Shares	Value

Switzerland — 9.9%
ABB Ltd., Registered Shares	1,956	$33,997
Alcon, Inc.(a)	31,918	1,635,182
Barry Callebaut AG, Registered Shares	472	944,732
Cie Financiere Richemont SA, Registered Shares	34,190	1,827,588
Clariant AG, Registered Shares	14,657	243,954
Credit Suisse Group AG, Registered Shares	32,515	262,440
Geberit AG, Registered Shares	6,740	2,953,330
Givaudan SA, Registered Shares	262	806,168
Logitech International SA, Registered Shares	21,062	902,031
Lonza Group AG, Registered Shares	4,961	2,040,578
Nestle SA, Registered Shares	223,462	22,875,312
Novartis AG, Registered Shares	152,910	12,614,897
Partners Group Holding AG	1,001	685,350
PSP Swiss Property AG, Registered Shares	11,467	1,433,939
Roche Holding AG	44,894	14,444,286
SIG Combibloc Group AG	2,134	31,885
Sika AG, Registered Shares	8,498	1,395,481
Sonova Holding AG, Registered Shares	1,062	189,370
STMicroelectronics NV	4,660	98,840
STMicroelectronics NV	3,960	85,127
Straumann Holding AG, Registered Shares	2,077	1,518,504
Sulzer AG, Registered Shares	2	125
Sunrise Communications Group AG(c)	29,171	2,338,121
Swiss Life Holding AG, Registered Shares	1,353	454,129
Swiss Re AG	20,318	1,564,464
Swisscom AG, Registered Shares	7,418	3,972,197
Temenos AG, Registered Shares	1,183	154,204
UBS Group AG, Registered Shares	78,736	721,703
VAT Group AG(c)	1,117	152,294
Vifor Pharma AG	277	37,896

		76,418,124

United Kingdom — 13.5%
Ashmore Group PLC	47,947	211,123
AstraZeneca PLC	104,215	9,285,418
Auto Trader Group PLC(c)	325,449	1,758,655
Aviva PLC	200,232	658,312
Barclays PLC	21,494	24,426
Bellway PLC	19,054	504,777
boohoo Group PLC(a)	90,582	213,073
BP PLC	1,103,800	4,526,611
British American Tobacco PLC	181,045	6,167,331
British Land Co. PLC	173,699	724,356
Bunzl PLC	17,148	343,245
Centrica PLC	1,093,511	515,252
CK Hutchison Holdings Ltd.	288,000	1,919,566
Close Brothers Group PLC	15	209
CNH Industrial NV	23,982	136,585
Compass Group PLC	278,394	4,337,400
Croda International PLC	1,171	61,779
DCC PLC	10,366	647,367
Dechra Pharmaceuticals PLC	3,597	103,728
Diageo PLC	275,830	8,746,418
Direct Line Insurance Group PLC	182,671	666,876
Experian PLC	249,657	6,938,286
Games Workshop Group PLC	433	23,002
GlaxoSmithKline PLC	456,106	8,558,429
Great Portland Estates PLC	4,886	41,165
Greggs PLC	28,413	565,422
Halma PLC	22,615	531,136
HomeServe PLC	77,754	1,012,789
Howden Joinery Group PLC	200,155	1,259,110
HSBC Holdings PLC	931,167	5,227,346
IG Group Holdings PLC	108,992	935,192
Imperial Brands PLC	63,492	1,171,764
Informa PLC	8,016	43,661
Intermediate Capital Group PLC	5,524	60,969

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Intertek Group PLC	16,701	$975,755
ITV PLC	144,030	118,196
J Sainsbury PLC	433,193	1,120,845
JD Sports Fashion PLC	28,124	157,515
John Wood Group PLC	114,713	218,281
Jupiter Fund Management PLC	10,502	25,749
Land Securities Group PLC	2,605	17,964
Legal & General Group PLC	38,076	89,962
Lloyds Banking Group PLC	3,292,550	1,287,227
London Stock Exchange Group PLC	6,860	613,665
M&G PLC(a)	30,090	41,855
Man Group PLC	181,785	278,193
Meggitt PLC	22,102	79,449
Micro Focus International PLC	10,931	53,940
Moneysupermarket.com Group PLC	293,519	1,090,734
National Grid PLC	87,697	1,024,674
Pearson PLC	19,553	133,861
Prudential PLC	62,373	781,522
Reckitt Benckiser Group PLC	29,242	2,227,522
RELX PLC	149,221	3,184,732
Rentokil Initial PLC	196,170	936,903
Rightmove PLC	456,682	2,754,225
Rotork PLC	20,798	55,027
Royal Bank of Scotland Group PLC	54,618	75,311
Severn Trent PLC	31,079	879,750
Smith & Nephew PLC	27,579	485,845
Smiths Group PLC	133,404	2,011,352
Spirax-Sarco Engineering PLC	5,348	536,900
SSE PLC	13,291	213,573
Subsea 7 SA	107,709	508,745
Taylor Wimpey PLC	55,247	79,498
Tesco PLC	488,606	1,379,834
Unilever NV	93,719	4,606,412
Unilever PLC	69,751	3,517,548
Vistry Group PLC	1,345	9,587
Vodafone Group PLC	1,990,413	2,753,620
Wm Morrison Supermarkets PLC	939,641	2,052,786
WPP PLC	16,639	113,127

		104,412,462

United States — 0.1%
Ferguson PLC	14,829	916,911

Total Common Stocks — 92.9% (Cost: $821,716,963)		719,976,018

Security	Shares	Value

Preferred Stocks — 0.5%

Germany — 0.4%
Henkel AG & Co. KGaA	19,785	$1,582,437
Sartorius AG	4,287	1,024,919

		2,607,356

United States — 0.1%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $942,242)(a)(b)(d)	153,710	848,479

Total Preferred Stocks — 0.5% (Cost: $3,172,516)		3,455,835

Total Long-Term Investments — 93.4% (Cost: $824,889,479)		723,431,853

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)(h)	8,425,088	8,425,088
SL Liquidity Series, LLC, Money Market Series, 0.88%(f)(g)(h)	425,672	425,587

Total Short-Term Securities — 1.1% (Cost: $8,850,439)		8,850,675

Total Investments — 94.5% (Cost: $833,739,918)		732,282,528

Other Assets Less Liabilities — 5.5%		42,731,397

Net Assets — 100.0%		$775,013,925

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,024,195, representing 0.1% of its net assets as of period end, and an original cost of $1,746,617.

(e)	Security, or a portion of the security, is on loan.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold		Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	48,016,367	—	(39,591,279	)(b)	8,425,088	$8,425,088	$92,671		$18	$—
SL Liquidity Series, LLC, Money Market Series	748,834	—	(323,162	)(b)	425,672	425,587	1,987	(c)	542	70

						$8,850,675	$94,658		$560	$70

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund

(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	95	06/11/20	$8,237	$193,855
SPI 200 Index	29	06/18/20	2,278	56,836
Euro STOXX 50 Index	444	06/19/20	13,452	1,800,860
FTSE 100 Index	76	06/19/20	5,320	498,014

				$2,549,565

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Unrealized appreciation on futures contracts(a)	$—	$—	$2,549,565	$—	$—	$—	$2,549,565

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(6,317,166)	$—	$—	$—	$(6,317,166)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,337,425	$—	$—	$—	$2,337,425

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,095,725

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$49,255,208	$1	$49,255,209
Austria	—	1,441,750	—	1,441,750
Belgium	—	5,923,216	—	5,923,216
China	800,118	2,878,154	—	3,678,272
Colombia	—	294,783	—	294,783
Denmark	—	15,926,368	—	15,926,368
Finland	—	8,089,498	—	8,089,498

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Advantage International Fund

	Level 1	Level 2	Level 3	Total
France	$—	$77,627,426	$—	$77,627,426
Germany	—	61,638,193	—	61,638,193
Hong Kong	—	22,972,172	—	22,972,172
India	—	—	175,716	175,716
Ireland	—	899,130	—	899,130
Israel	3	2,426,389	—	2,426,392
Italy	—	13,648,048	—	13,648,048
Japan	—	188,064,481	—	188,064,481
Luxembourg	—	722,787	—	722,787
Macau	—	45,112	—	45,112
Netherlands	279,616	31,650,813	—	31,930,429
New Zealand	—	763,607	—	763,607
Norway	—	4,475,641	—	4,475,641
Portugal	—	2,042,884	—	2,042,884
Singapore	—	7,298,276	—	7,298,276
South Africa	—	851,628	—	851,628
Spain	—	18,405,474	—	18,405,474
Sweden	—	19,632,029	—	19,632,029
Switzerland	—	76,418,124	—	76,418,124
United Kingdom	—	104,412,462	—	104,412,462
United States	—	916,911	—	916,911
Preferred Stocks:
Germany	—	2,607,356	—	2,607,356
United States	—	—	848,479	848,479
Short-Term Securities	8,425,088	—	—	8,425,088

Subtotal	$9,504,825	$721,327,920	$1,024,196	$731,856,941

Investments Valued at NAV(a)				425,587

Total Investments				$732,282,528

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Equity contracts	$2,549,565	$—	$—	$2,549,565

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments March 31, 2020 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.6%

Biotechnology — 21.0%
ACADIA Pharmaceuticals, Inc.(a)(b)	179,100	$7,566,975
Acceleron Pharma, Inc.(a)(b)	646,200	58,073,994
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $17,141,679)(a)(c)(d)	297,971,595	35,279,837
Agios Pharmaceuticals, Inc.(a)	420,400	14,915,792
Alector, Inc.(a)(b)	367,513	8,868,089
Alexion Pharmaceuticals, Inc.(a)	390,320	35,046,833
Allakos, Inc.(a)(b)	526,872	23,440,535
Allogene Therapeutics, Inc.(a)(b)	739,710	14,379,962
Alnylam Pharmaceuticals, Inc.(a)	531,400	57,842,890
Amgen, Inc.	1,029,912	208,794,060
Apellis Pharmaceuticals, Inc.(a)(b)	394,304	10,563,404
Arcutis Biotherapeutics, Inc.(a)(b)	93,313	2,780,727
Arena Pharmaceuticals, Inc.(a)(b)	511,918	21,500,556
Atreca, Inc., Class A(a)(b)	339,123	5,612,486
Biogen, Inc.(a)(b)	255,200	80,740,176
BioMarin Pharmaceutical, Inc.(a)	974,100	82,311,450
Blueprint Medicines Corp.(a)(b)	166,500	9,736,920
ChemoCentryx, Inc.(a)	129,100	5,187,238
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	627,000	3,285,480
Dicerna Pharmaceuticals, Inc.(a)(b)	250,300	4,598,011
Eidos Therapeutics, Inc.(a)	147,496	7,225,829
Galapagos NV — ADR(a)(b)	107,500	21,061,400
Genfit — ADR(a)(b)	125,500	1,808,455
Genmab A/S(a)	247,700	49,755,168
Genmab A/S — ADR(a)(b)	677,932	14,365,379
Gilead Sciences, Inc.	1,298,456	97,072,571
Halozyme Therapeutics, Inc.(a)	477,600	8,592,024
Immunomedics, Inc.(a)(b)	316,900	4,271,812
Immunovant, Inc.(a)(b)	586,300	9,125,760
Incyte Corp.(a)	450,300	32,975,469
Kodiak Sciences, Inc.(a)	77,700	3,706,290
Mirati Therapeutics, Inc.(a)	173,550	13,340,789
Molecular Templates, Inc.(a)(b)	372,094	4,945,129
Neurocrine Biosciences, Inc.(a)	612,447	53,007,288
NextCure, Inc.(a)(b)	185,400	6,872,778
Passage Bio, Inc.(a)(b)	142,321	2,241,556
Principia Biopharma, Inc.(a)(b)	75,768	4,499,104
Ra Pharmaceuticals, Inc.(a)	848,022	40,713,536
RAPT Therapeutics, Inc.(a)(b)	145,600	3,096,912
Regeneron Pharmaceuticals, Inc.(a)	140,900	68,800,061
Sarepta Therapeutics, Inc.(a)(b)	147,125	14,391,767
Seattle Genetics, Inc.(a)	1,060,518	122,362,567
Syndax Pharmaceuticals, Inc.(a)(b)	385,321	4,226,971
Vertex Pharmaceuticals, Inc.(a)	702,770	167,224,121

		1,446,208,151

Health Care Equipment & Supplies — 28.6%
Abbott Laboratories	3,780,700	298,335,037
ABIOMED, Inc.(a)	180,500	26,201,380
Alcon, Inc.(a)(b)	1,955,700	99,388,674
Baxter International, Inc.(b)	2,125,600	172,577,464
Becton Dickinson and Co.(b)	304,822	70,038,951
Boston Scientific Corp.(a)	4,746,362	154,873,792
ConvaTec Group PLC(e)	19,404,400	44,615,418
Edwards Lifesciences Corp.(a)	888,100	167,513,422
Envista Holdings Corp.(a)(b)	633,693	9,467,373
Intuitive Surgical, Inc.(a)	294,900	146,037,429
Masimo Corp.(a)(b)	515,800	91,358,496
Medtronic PLC	2,396,423	216,109,426
Nevro Corp.(a)(b)	244,500	24,445,110
ResMed, Inc.	427,900	63,025,391
SI-BONE, Inc.(a)	76,637	915,812
Silk Road Medical, Inc.(a)(b)	161,994	5,099,571
Stryker Corp.	1,034,100	172,167,309
Teleflex, Inc.(b)	322,800	94,535,208
Varian Medical Systems, Inc.(a)	731,000	75,044,460

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	400,800	$40,512,864

		1,972,262,587

Health Care Providers & Services — 20.7%
Amedisys, Inc.(a)	311,100	57,099,294
AmerisourceBergen Corp.	236,800	20,956,800
Anthem, Inc.	679,300	154,228,272
Arcutis Biotherapeutics, Inc., Series C (Acquired 10/08/19, cost $7,475,129)(a)(d)	642,542	18,509,707
Centene Corp.(a)	1,304,958	77,527,555
Cigna Corp.	893,000	158,221,740
Encompass Health Corp.	645,700	41,344,171
HCA Healthcare, Inc.	676,048	60,742,913
Humana, Inc.	529,900	166,399,198
LHC Group, Inc.(a)(b)	333,800	46,798,760
Oak Street Health LLC, Series III-E (Acquired 03/04/20, cost $10,075,391)(a)(c)(d)	64,466	10,075,391
Quest Diagnostics, Inc.	212,300	17,047,690
UnitedHealth Group, Inc.	2,386,053	595,033,897

		1,423,985,388

Health Care Technology — 1.6%
Cerner Corp.	164,154	10,340,060
Teladoc Health, Inc.(a)(b)	637,400	98,803,374

		109,143,434

Life Sciences Tools & Services — 5.3%
10X Genomics, Inc., Class A(a)(b)	83,186	5,184,152
Agilent Technologies, Inc.	476,900	34,155,578
Avantor, Inc.(a)	2,381,180	29,740,938
Illumina, Inc.(a)(b)	241,600	65,985,792
IQVIA Holdings, Inc.(a)	431,200	46,509,232
PPD, Inc.(a)(b)	1,343,156	23,921,608
Thermo Fisher Scientific, Inc.	352,500	99,969,000
WuXi AppTec Co. Ltd., H Shares(e)	2,844,440	34,576,675
Wuxi Biologics Cayman, Inc.(a)(e)	2,028,000	25,891,130

		365,934,105

Pharmaceuticals — 21.4%
AstraZeneca PLC	692,127	61,667,598
Bristol-Myers Squibb Co.	2,747,326	153,135,951
Eisai Co. Ltd.	527,500	38,585,270
Eli Lilly & Co.	1,260,400	174,842,688
GlaxoSmithKline PLC	1,659,900	31,146,568
Hansoh Pharmaceutical Group Co., Ltd.(a)(e)	14,290,000	47,749,635
Hua Medicine(a)(b)(e)	13,366,370	5,258,447
Johnson & Johnson	1,213,900	159,178,707
Merck & Co., Inc.	2,355,111	181,202,240
Merck KGaA	428,460	43,258,258
MyoKardia, Inc.(a)(b)	239,554	11,230,292
Nektar Therapeutics(a)	412,700	7,366,695
Pfizer, Inc.	4,727,997	154,321,822
Reata Pharmaceuticals, Inc., Class A(a)(b)	73,326	10,583,875
Roche Holding AG	210,400	67,694,522
Sanofi	1,160,100	100,435,620
Sanofi — ADR	914,800	39,995,056
Tricida, Inc.(a)(b)	226,030	4,972,660
Urovant Sciences Ltd.(a)(b)	123,464	1,138,338
Zoetis, Inc.	1,535,700	180,736,533

		1,474,500,775

Total Common Stocks — 98.6% (Cost: $4,661,200,499)		6,792,034,440

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 0.1%

Biotechnology — 0.1%
Sigilon Therapeutics, Inc. Series B (Acquired 02/14/20, cost $4,608,000)(a)(c)(d)

(Cost — $4,608,000) — 0.0%	768,000	$4,608,000

	Beneficial Interest

Other Interests — 0.1%

Biotechnology — 0.1%
Afferent Pharmaceuticals, Inc., Series C(a)(c)	3,420,640	4,173,181

Total Other Interests — 0.1% (Cost: $ — )		4,173,181

Total Long-Term Investments — 98.8% (Cost: $4,665,808,499)		6,800,815,621

Security	Shares	Value

Short-Term Securities — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)(h)	104,756,344	$104,756,344
SL Liquidity Series, LLC, Money Market Series, 0.88%(f)(g)(h)	214,285,722	214,242,865

Total Short-Term Investments — 4.6% (Cost: $318,963,781)		318,999,209

Total Investments — 103.4% (Cost: $4,984,772,280)		7,119,814,830

Liabilities in Excess of Other Assets — (3.4)%		(235,218,523)

Net Assets — 100.0%		$6,884,596,307

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $68,472,935 representing 1.0% of its net assets as of period end, and an original cost of $39,300,192.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/19	Shares Purchased		Shares Sold		Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain(Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	227,834,577	—		(123,078,233	)(b)	104,756,344	$104,756,344	$795,897		$19	$—
SL Liquidity Series, LLC, Money Market Series	159,577,658	54,708,064	(b)	—		214,285,722	214,242,865	922,147	(c)	(143,701)	7,240

							$318,999,209	$1,718,044		$(143,682)	$7,240

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$ 598,301	$—	$—	$598,301

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(4,310,704)	$—	$—	$(4,310,704)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$118,934,775
Average amounts sold — in USD	40,962,506

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,361,173,146	$49,755,168	$35,279,837	$1,446,208,151
Health Care Equipment & Supplies	1,927,647,169	44,615,418	—	1,972,262,587
Health Care Providers & Services	1,395,400,290	18,509,707	10,075,391	1,423,985,388
Health Care Technology	109,143,434	—	—	109,143,434
Life Sciences Tools & Services	305,466,300	60,467,805	—	365,934,105
Pharmaceuticals	1,083,963,304	390,537,471	—	1,474,500,775
Other Interests	—	—	4,173,181	4,173,181
Preferred Stocks(a)	—	—	4,608,000	4,608,000
Short-Term Securities	104,756,344	—	—	104,756,344

Subtotal	$6,287,549,987	$563,885,569	$54,136,409	$6,905,571,965

Investments Valued at NAV(b)				214,242,865

Total Investments				$7,119,814,830

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2020 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 73.7%

Aerospace & Defense — 1.0%
BAE Systems PLC	485,287	$3,117,972

Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	19,965	1,865,130

Auto Components — 0.3%
Lear Corp.	11,120	903,499

Automobiles — 1.4%
General Motors Co.	207,903	4,320,224

Banks — 5.8%
Comerica, Inc.	63,240	1,855,462
Regions Financial Corp.	112,869	1,012,435
Truist Financial Corp.	72,800	2,245,152
US Bancorp	80,330	2,767,368
Wells Fargo & Co.	330,332	9,480,528

		17,360,945

Beverages — 0.2%
PepsiCo, Inc.	3,777	453,618

Biotechnology — 1.2%
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $1,815,300)(a)(b)(c)	31,555,035	3,736,116

Capital Markets — 3.6%
Apollo Global Management, Inc.	113,750	3,810,625
Blackstone Group, Inc.	20,750	945,578
CME Group, Inc.	10,010	1,730,829
Morgan Stanley	56,225	1,911,650
Northern Trust Corp.	12,890	972,679
State Street Corp.	19,684	1,048,567
UBS Group AG	34,460	319,100

		10,739,028

Chemicals — 0.8%
Corteva, Inc.	46,093	1,083,186
Dow, Inc.	27,430	802,053
DuPont de Nemours, Inc.	17,928	611,345

		2,496,584

Communications Equipment — 1.7%
Cisco Systems, Inc.	130,428	5,127,125

Containers & Packaging — 0.2%
International Paper Co.	19,505	607,191

Diversified Financial Services — 0.8%
Equitable Holdings, Inc.	176,813	2,554,948

Diversified Telecommunication Services — 5.4%
BCE, Inc.	85,840	3,507,422
Verizon Communications, Inc.	234,853	12,618,652

		16,126,074

Electric Utilities — 4.0%
Edison International	65,386	3,582,499
FirstEnergy Corp.	212,582	8,518,161

		12,100,660

Food Products — 2.9%
Conagra Brands, Inc.	59,118	1,734,522
Kellogg Co.	45,814	2,748,382
Kraft Heinz Co.	108,642	2,687,803
Nestle SA, Registered Shares	15,478	1,584,449

		8,755,156

Health Care Equipment & Supplies — 2.6%
Koninklijke Philips NV	93,327	3,831,764
Medtronic PLC	43,011	3,878,732

		7,710,496

Security	Shares	Value

Health Care Providers & Services — 3.4%
Anthem, Inc.	18,506	$4,201,602
Cardinal Health, Inc.	17,100	819,774
CVS Health Corp.	89,073	5,284,701

		10,306,077

Household Durables — 0.7%
Newell Brands, Inc.	162,139	2,153,206

Household Products — 1.5%
Kimberly-Clark Corp.	35,282	4,511,509

Industrial Conglomerates — 1.2%
Siemens AG, Registered Shares	41,986	3,515,705

Insurance — 5.4%
American International Group, Inc.	112,423	2,726,258
Arthur J. Gallagher & Co.	23,105	1,883,289
CNA Financial Corp.	36,818	1,142,831
Fidelity National Financial, Inc.	98,202	2,443,266
MetLife, Inc.	72,794	2,225,313
Prudential Financial, Inc.	35,362	1,843,775
Swiss Re AG	50,415	3,881,900

		16,146,632

IT Services — 0.6%
International Business Machines Corp.	15,594	1,729,842

Multi-Utilities — 1.9%
Consolidated Edison, Inc.	27,535	2,147,730
National Grid PLC — ADR(d)	43,457	2,532,239
Public Service Enterprise Group, Inc.	24,080	1,081,433

		5,761,402

Oil, Gas & Consumable Fuels — 8.7%
BP PLC	2,297,819	9,423,204
ConocoPhillips	89,842	2,767,134
Kinder Morgan, Inc.	274,890	3,826,469
Marathon Petroleum Corp.	151,934	3,588,681
TOTAL SA — ADR	46,732	1,740,300
Williams Cos., Inc.	349,514	4,945,623

		26,291,411

Personal Products — 0.5%
Unilever NV, NY Shares	33,507	1,634,807

Pharmaceuticals — 10.2%
AstraZeneca PLC	26,354	2,348,106
Bayer AG, Registered Shares	100,471	5,756,841
Bristol-Myers Squibb Co.	38,587	2,150,839
Johnson & Johnson	18,878	2,475,472
Pfizer, Inc.	280,447	9,153,790
Sanofi	101,573	8,793,679

		30,678,727

Semiconductors & Semiconductor Equipment — 0.4%
QUALCOMM, Inc.	16,244	1,098,907

Technology Hardware, Storage & Peripherals — 2.2%
NetApp, Inc.	17,488	729,075
Samsung Electronics Co. Ltd. — GDR	5,925	5,860,640

		6,589,715

Tobacco — 2.7%
Altria Group, Inc.	96,360	3,726,241
British American Tobacco PLC	60,520	2,061,625
Imperial Brands PLC	120,209	2,218,494

		8,006,360

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Wireless Telecommunication Services — 1.8%
China Mobile Ltd. — ADR		146,274	$5,510,142

Total Common Stocks — 73.7% (Cost: $269,289,214)			221,909,208

Preferred Stocks — 1.3%

Software — 1.3%
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $4,300,011)(a)(b)(c)

(Cost — $4,300,011) — 0.0%		$701,470	3,872,114

		Par (000)

Equity-Linked Notes — 24.2%

Aerospace & Defense — 0.6%
HSBC Securities (USA), Inc. (BAE Systems PLC) 17.40% 04/24/20	GBP	273	1,737,465

Air Freight & Logistics — 0.6%
BNP Paribas Securities Corporation (United Parcel Service, Inc.) 14.12% 04/17/20	USD	19	1,805,187

Automobiles — 0.2%
CIBC World Markets Corp. (Ford Motor Co.) 16.56% 04/03/20		132	638,176

Banks — 1.2%
BOFA Securities, Inc. (Comerica, Inc.) 17.56% 04/17/20		36	1,046,399
BOFA Securities, Inc. (Truist Financial Corp.) 9.99% 04/17/20		41	1,265,912
Credit Suisse Securities (USA) LLC (US Bancorp) 12.15% 04/13/20		41	1,396,634

			3,708,945

Beverages — 0.2%
RBC Capital Markets LLC (PepsiCo, Inc.) 12.30% 04/23/20		5	545,747

Biotechnology — 0.2%
SG Americas Securities LLC (Gilead Sciences, Inc.) 21.27% 04/10/20		9	604,038

Capital Markets — 2.5%
BNP Paribas Securities Corporation (Northern Trust Corp.) 14.64% 04/17/20		7	548,124
BOFA Securities, Inc. (Apollo Global Management, Inc.) 16.30% 04/17/20		64	2,147,027
BOFA Securities, Inc. (UBS Group AG) 14.80% 04/17/20		44	409,732
Credit Suisse Securities (USA) LLC (State Street Corp.) 24.99% 05/07/20		25	1,295,992
SG Americas Securities LLC (Blackstone Group, Inc.) 15.24% 04/10/20		12	536,476
SG Americas Securities LLC (CME Group, Inc.) 11.78% 04/10/20		9	1,632,222
SG Americas Securities LLC (Morgan Stanley) 13.50% 04/10/20		32	1,081,370

			7,650,943

Chemicals — 0.5%
BOFA Securities, Inc. (Dow, Inc.) 18.84% 04/17/20		16	453,946

Security		Par (000)	Value

Chemicals (continued)
JP Morgan Securities LLC (Corteva, Inc.) 19.71% 04/30/20	USD	26	$618,513
JP Morgan Securities LLC (DuPont de Nemours, Inc.) 20.60% 04/30/20		10	348,552

			1,421,011

Communications Equipment — 0.9%
SG Americas Securities LLC (Cisco Systems, Inc.) 16.58% 04/10/20		73	2,803,419

Containers & Packaging — 0.3%
RBC Capital Markets LLC (International Paper Co.) 20.80% 04/30/20		25	790,075

Diversified Telecommunication Services — 3.0%
CIBC World Markets Corp. (BCE, Inc.) 12.92% 04/03/20		30	1,217,743
CIBC World Markets Corp. (Verizon Communications, Inc.) 9.87% 04/03/20		105	5,615,079
RBC Capital Markets LLC (Verizon Communications, Inc.) 15.02% 04/03/20		42	2,248,054

			9,080,876

Electric Utilities — 2.1%
RBC Capital Markets LLC (Edison International) 19.58% 04/30/20		31	1,713,221
RBC Capital Markets LLC (FirstEnergy Corp.) 12.69% 04/30/20		113	4,556,783

			6,270,004

Food Products — 0.9%
Credit Suisse Securities (USA) LLC (Kraft Heinz Co.) 24.99% 05/07/20		68	1,644,953
Goldman Sachs & Co LLC. (Conagra Brands, Inc.) 20.79% 04/30/20		33	963,272

			2,608,225

Health Care Equipment & Supplies — 0.7%
CIBC World Markets Corp. (Medtronic PLC) 14.11% 04/23/20		24	2,189,808

Household Durables — 0.9%
RBC Capital Markets LLC (Newell Brands, Inc.) 24.00% 04/23/20		207	2,805,341

Industrial Conglomerates — 0.7%
HSBC Securities (USA), Inc. (Siemens AG) 6.76% 04/24/20	EUR	24	2,024,926

Insurance — 2.8%
BNP Paribas Securities Corporation (Prudential Financial, Inc.) 11.52% 04/17/20	USD	45	2,369,402
BOFA Securities, Inc. (American International Group, Inc.) 22.67% 05/07/20		56	1,335,702
CIBC World Markets Corp. (CNA Financial Corp.) 11.39% 04/23/20		47	1,463,254
JP Morgan Securities LLC (Fidelity National Financial, Inc.) 13.20% 04/30/20		23	592,661
RBC Capital Markets LLC (MetLife, Inc.) 14.73% 04/30/20		41	1,274,579
SG Americas Securities LLC (Arthur J. Gallagher & Co.) 11.69% 04/03/20		16	1,305,371

			8,340,969

IT Services — 0.7%
JP Morgan Securities LLC (International Business Machines Corp.) 14.02% 04/30/20		20	2,230,239

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multi-Utilities — 0.7%
CIBC World Markets Corp. (Consolidated Edison, Inc.) 6.60% 04/17/20	USD	11	$861,467
JP Morgan Securities LLC (National Grid PLC) 15.36% 04/30/20		24	1,430,464

			2,291,931

Oil, Gas & Consumable Fuels — 1.4%
CIBC World Markets Corp. (TOTAL SA) 18.14% 04/03/20		31	1,165,760
RBC Capital Markets LLC (Conocophillips) 19.78% 04/30/20		13	408,456
SG Americas Securities LLC (Williams Cos., Inc.) 19.75% 04/10/20		197	2,804,785

			4,379,001

Personal Products — 0.3%
JP Morgan Securities LLC (Unilever NV) 9.97% 04/13/20		19	921,618

Pharmaceuticals — 0.9%
Goldman Sachs & Co LLC. (Johnson & Johnson) 10.50% 04/30/20		11	1,384,340
RBC Capital Markets LLC (Bristol-Myers Squibb Co.) 17.92% 04/30/20		22	1,217,712

			2,602,052

Semiconductors & Semiconductor Equipment — 0.5%
BNP Paribas Securities Corporation (QUALCOMM, Inc.) 21.44% 05/07/20		21	1,418,555

Technology Hardware, Storage & Peripherals — 0.3%
BOFA Securities, Inc. (NetApp, Inc.) 24.00% 05/07/20		22	903,826

Security		Par (000)	Value

Tobacco — 1.1%
HSBC Securities (USA), Inc. (British American Tobacco PLC) 20.15% 04/24/20	GBP	34	$1,176,606
JP Morgan Securities LLC (Altria Group, Inc.) 22.40% 04/30/20	USD	54	2,123,019

			3,299,625

Total Equity-Linked Notes — 24.2% (Cost: $94,247,119)			73,072,002

Total Long-Term Investments — 99.2% (Cost: $367,836,344)			298,853,324

		Shares

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(e)(g)		670,738	670,738
SL Liquidity Series, LLC, Money Market Series, 0.88%(e)(f)(g)		825,949	825,783

Total Short-Term Securities — 0.5% (Cost: $1,496,305)			1,496,521

Total Investments — 99.7% (Cost: $369,332,649)			300,349,845

Other Assets Less Liabilities—0.3%.			759,458

Net Assets — 100.0%			$301,109,303

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,608,230, representing 2.5% of its net assets as of period end, and an original cost of $6,115,311.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the six months ended March 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold		Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,488,275	—		(6,817,537	)(b)	670,738	$670,738	$59,771		$3	$—
SL Liquidity Series, LLC, Money Market Series	—	825,949	(b)	—		825,949	825,783	7,011	(c)	(193)	216

							$1,496,521	$66,782		$(190)	$216

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock High Equity Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$3,117,972	$—	$3,117,972
Air Freight & Logistics	1,865,130	—	—	1,865,130
Auto Components	903,499	—	—	903,499
Automobiles	4,320,224	—	—	4,320,224
Banks	17,360,945	—	—	17,360,945
Beverages	453,618	—	—	453,618
Biotechnology	—	—	3,736,116	3,736,116
Capital Markets	10,739,028	—	—	10,739,028
Chemicals	2,496,584	—	—	2,496,584
Communications Equipment	5,127,125	—	—	5,127,125
Containers & Packaging	607,191	—	—	607,191
Diversified Financial Services	2,554,948	—	—	2,554,948
Diversified Telecommunication Services	16,126,074	—	—	16,126,074
Electric Utilities	12,100,660	—	—	12,100,660
Food Products	7,170,707	1,584,449	—	8,755,156
Health Care Equipment & Supplies	3,878,732	3,831,764	—	7,710,496
Health Care Providers & Services	10,306,077	—	—	10,306,077
Household Durables	2,153,206	—	—	2,153,206
Household Products	4,511,509	—	—	4,511,509
Industrial Conglomerates	—	3,515,705	—	3,515,705
Insurance	12,264,732	3,881,900	—	16,146,632
IT Services	1,729,842	—	—	1,729,842
Multi-Utilities	5,761,402	—	—	5,761,402
Oil, Gas & Consumable Fuels	16,868,207	9,423,204	—	26,291,411
Personal Products	1,634,807	—	—	1,634,807
Pharmaceuticals	13,780,101	16,898,626	—	30,678,727
Semiconductors & Semiconductor Equipment	1,098,907	—	—	1,098,907
Technology Hardware, Storage & Peripherals	729,075	5,860,640	—	6,589,715
Tobacco	3,726,241	4,280,119	—	8,006,360
Wireless Telecommunication Services	5,510,142	—	—	5,510,142
Preferred Stocks(a)	—	—	3,872,114	3,872,114
Equity-Linked Notes(a)	—	73,072,002	—	73,072,002
Short-Term Securities	670,738	—	—	670,738

Subtotal	$166,449,451	$125,466,381	$7,608,230	$299,524,062

Investments Valued at NAV(b)				825,783

Total Investments				$300,349,845

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock High Equity Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets:
Opening Balance, as of September 30, 2019	$8,895,657	$4,271,952	$11,822,546	$24,990,155
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Other	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	(3,498,184)	—	(289,713)	(3,787,897)
Net change in unrealized appreciation (depreciation)(a)(b)	2,440,188	(399,838)	45,004	2,085,354
Purchases	—	—	702,583	702,583
Sales	(4,101,545)	—	(12,280,420)	(16,381,965)

Closing Balance, as of March 31, 2020	$3,736,116	$3,872,114	$—	$7,608,230

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(b)	$2,440,188	$(399,838)	$45,004	$2,085,354

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets:
Common Stocks	$3,736,116	Income	Discount Rate	3%
Preferred Stocks	3,872,114	Market	Revenue Multiple	12.00x

	$7,608,230

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments March 31, 2020 (Unaudited)	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 95.6%

Australia — 4.8%
Ansell Ltd.	250,176	$4,142,889
Sonic Healthcare Ltd.	284,079	4,269,664

		8,412,553

Canada — 9.9%
Rogers Communications, Inc., Class B	197,863	8,258,703
TELUS Corp.	575,240	9,094,784

		17,353,487

Denmark — 3.5%
Novo Nordisk A/S, Class B	101,707	6,073,545

Finland — 3.6%
Kone OYJ, Class B	112,608	6,306,135

France — 5.8%
Sanofi	77,119	6,676,575
Schneider Electric SE	41,128	3,476,261

		10,152,836

Germany — 2.9%
Deutsche Post AG, Registered Shares	185,724	4,979,007

India — 0.9%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(a)(b)(c)	9,970	1,622,119

Netherlands — 6.2%
Heineken NV	56,005	4,752,808
Koninklijke Philips NV	148,921	6,114,309

		10,867,117

Singapore — 4.6%
DBS Group Holdings Ltd.	300,000	3,914,445
United Overseas Bank Ltd.	302,500	4,150,315

		8,064,760

Sweden — 2.5%
Tele2 AB, B Shares	328,989	4,383,133

Switzerland — 14.4%
Cie Financiere Richemont SA, Registered Shares	68,385	3,655,443
Nestle SA, Registered Shares	90,859	9,301,036
Novartis AG, Registered Shares	111,338	9,185,256

Security	Shares	Value

Switzerland (continued)
SGS SA, Registered Shares	1,283	$2,959,207

		25,100,942

Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	447,000	4,024,035

United Kingdom — 28.2%
AstraZeneca PLC	47,422	4,225,237
BAE Systems PLC	887,477	5,702,045
British American Tobacco PLC	217,442	7,407,202
Diageo PLC	156,704	4,968,998
GlaxoSmithKline PLC	337,052	6,324,485
Reckitt Benckiser Group PLC	73,779	5,620,146
RELX PLC	245,457	5,247,811
Unilever PLC	192,216	9,693,467

		49,189,391

United States — 6.0%
3M Co.	24,832	3,389,816
Amcor PLC — CDI	891,952	7,141,006

		10,530,822

Total Common Stocks — 95.6% (Cost: $181,106,845)		167,059,882

Preferred Stocks — 2.4%

China — 2.4%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,770,046)(a)(b)(c)	101,000	4,238,970

Total Preferred Stocks — 2.4% (Cost: $2,770,046)		4,238,970

Total Long-Term Investments — 98.0% (Cost: $183,876,891)		171,298,852

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(d)(e)	5,430,223	5,430,223

Total Short-Term Securities — 3.1% (Cost: $5,430,223)		5,430,223

Total Investments — 101.1% (Cost: $189,307,114)		176,729,075

Liabilities in Excess of Other Assets — (1.1)%		(1,933,531)

Net Assets — 100.0%		$174,795,544

(a)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5,861,089, representing 3.4% of its net assets as of period end, and an original cost of $10,193,862.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	5,430,223	(b)	—	5,430,223	$5,430,223	$6,771	$1	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock International Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$8,412,553	$—	$8,412,553
Canada	17,353,487	—	—	17,353,487
Denmark	—	6,073,545	—	6,073,545
Finland	—	6,306,135	—	6,306,135
France	—	10,152,836	—	10,152,836
Germany	—	4,979,007	—	4,979,007
India	—	—	1,622,119	1,622,119
Netherlands	—	10,867,117	—	10,867,117
Singapore	—	8,064,760	—	8,064,760
Sweden	—	4,383,133	—	4,383,133
Switzerland	—	25,100,942	—	25,100,942
Taiwan	—	4,024,035	—	4,024,035
United Kingdom	—	49,189,391	—	49,189,391
United States	3,389,816	7,141,006	—	10,530,822
Preferred Stocks(a)	—	—	4,238,970	4,238,970
Short-Term Securities	5,430,223	—	—	5,430,223

	$26,173,526	$144,694,460	$5,861,089	$176,729,075

(a)	See above Schedule of Investments for values in each country.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2019	$2,530,785	$5,143,930	$7,674,715
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(908,666)	(904,960)	(1,813,626)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of March 31, 2020	$1,622,119	$4,238,970	$5,861,089

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(b)	$(908,666)	$(904,960)	$(1,813,626)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock International Dividend Fund

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)

Assets:
Common Stocks	$1,622,119	Market	Revenue Multiple	3.75x
Preferred Stocks(b)	4,238,970	Market	Revenue Multiple	2.25x

	$5,861,089

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end March 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $4,238,970 changed to Current Value approach. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2020 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.7%

Automobiles — 1.3%
Tesla, Inc.(a)	57,433	$30,094,892

Communications Equipment — 0.2%
Accton Technology Corp.	996,000	5,329,187

Diversified Consumer Services — 2.7%
Arco Platform Ltd., Class A(a)(b)	449,796	19,008,379
Chegg, Inc.(a)	534,338	19,118,614
TAL Education Group(a)	431,854	23,000,544

		61,127,537

Diversified Financial Services — 0.2%
TransferWise (Acquired 06/03/19, cost $3,861,759)(a)(c)(d)	43,665	3,578,783

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	185,547	12,485,458

Electronic Equipment, Instruments & Components — 1.6%
Sunny Optical Technology Group Co. Ltd.	1,484,300	19,634,118
Yageo Corp.	1,766,000	15,859,304

		35,493,422

Entertainment — 3.4%
Activision Blizzard, Inc.	433,821	25,803,673
NetEase, Inc. — ADR	60,257	19,340,087
Netflix, Inc.(a)	49,063	18,423,157
Roku, Inc.(a)	168,673	14,755,514

		78,322,431

Equity Real Estate Investment Trusts (REITs) — 0.8%
Equinix, Inc.	27,464	17,153,190

Health Care Technology — 2.1%
Ping An Healthcare and Technology Co. Ltd.(a)(b)(e)	2,230,059	20,534,071
Teladoc Health, Inc.(a)(b)	171,442	26,575,224

		47,109,295

Hotels, Restaurants & Leisure — 0.6%
Luckin Coffee, Inc. — ADR(a)(b)	497,054	13,514,898

Interactive Media & Services — 10.2%
Adevinta ASA(a)	1,446,452	13,094,844
Alphabet, Inc., Class A(a)	51,714	60,089,082
Facebook, Inc., Class A(a)(b)	152,489	25,435,165
Kakao Corp.(b)	203,695	25,763,986
Pinterest, Inc., Class A(a)	613,811	9,477,242
Snap, Inc., Class A(a)	1,361,047	16,182,849
Tencent Holdings Ltd.	1,357,100	67,078,214
Yandex NV, Class A(a)	483,698	16,469,917

		233,591,299

Internet & Direct Marketing Retail — 9.6%
Alibaba Group Holding Ltd. — ADR(a)	342,608	66,630,404
Amazon.com, Inc.(a)(b)	35,354	68,930,401
Delivery Hero SE(a)(e)	333,336	24,508,267
Ensogo Ltd.(a)(c)	94,425	1
Farfetch Ltd., Class A(a)(b)	1,399,638	11,057,140
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $1,414,399)(a)(c)(d)	1,900	309,130
Meituan Dianping, Class B(a)	1,668,430	19,889,766
MercadoLibre, Inc.(a)(b)	41,421	20,237,472
Zalando SE(a)(e)	250,700	9,448,917

		221,011,498

IT Services — 13.0%
Adyen NV(a)(e)	17,662	15,010,849
GDS Holdings Ltd. — ADR(a)(b)	371,381	21,528,957
Global Payments, Inc.	82,561	11,907,773
GMO Payment Gateway, Inc.	235,900	16,533,141

Security	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A	112,109	$27,081,050
MongoDB, Inc.(a)	105,589	14,417,122
Okta, Inc.(a)(b)	165,636	20,250,657
Pagseguro Digital Ltd., Class A(a)(b)	404,822	7,825,209
PayPal Holdings, Inc.(a)	371,103	35,529,401
Shopify, Inc., Class A(a)(b)	54,888	22,884,454
Square, Inc., Class A(a)(b)	448,912	23,514,011
StoneCo Ltd., Class A(a)(b)	579,076	12,606,485
Twilio, Inc., Class A(a)(b)	286,751	25,661,347
Visa, Inc., Class A	161,472	26,016,369
Wirecard AG(b)	149,741	16,871,352

		297,638,177

Multiline Retail — 0.9%
Magazine Luiza SA	2,851,547	21,611,193

Professional Services — 0.8%
Clarivate Analytics PLC(a)(b)	881,964	18,300,753

Road & Rail — 0.2%
Uber Technologies, Inc.(a)	187,878	5,245,554

Semiconductors & Semiconductor Equipment — 15.2%
Advanced Micro Devices, Inc.(a)	808,469	36,769,170
Analog Devices, Inc.	161,127	14,445,036
ASML Holding NV	96,941	25,555,104
Cree, Inc.(a)(b)	388,311	13,769,508
Inphi Corp.(a)	374,046	29,613,222
Lam Research Corp.	128,944	30,946,560
Marvell Technology Group Ltd.	1,359,518	30,765,892
Micron Technology, Inc.(a)(b)	539,066	22,673,116
Monolithic Power Systems, Inc.	133,933	22,428,420
NVIDIA Corp.	69,870	18,417,732
NXP Semiconductors NV	177,611	14,729,280
Skyworks Solutions, Inc.	230,948	20,642,132
SOITEC(a)	257,456	18,365,841
STMicroelectronics NV	1,142,102	24,551,330
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	526,161	25,145,234

		348,817,577

Software — 26.9%
Adobe, Inc.(a)	96,232	30,624,872
Alteryx, Inc., Class A(a)	163,298	15,541,071
Altium Ltd.	1,128,185	19,797,485
Anaplan, Inc.(a)	426,935	12,919,053
Atlassian Corp. PLC, Class A(a)(b)	181,771	24,949,887
Autodesk, Inc.(a)	123,919	19,343,756
Avalara, Inc.(a)	221,358	16,513,307
Cadence Design Systems, Inc.(a)(b)	362,383	23,931,773
Crowdstrike Holdings, Inc., Class A(a)	264,969	14,753,474
Elastic NV(a)	296,735	16,560,780
Fair Isaac Corp.(a)	50,065	15,404,500
Freee KK(a)	31,400	1,009,342
Globant SA(a)	161,687	14,209,054
Intuit, Inc.	83,538	19,213,740
Kingdee International Software Group Co. Ltd.	15,508,000	20,398,344
Linx SA	694,562	2,268,378
Microsoft Corp.	646,494	101,958,569
RingCentral, Inc., Class A(a)	160,343	33,978,285
salesforce.com, Inc.(a)	317,596	45,727,472
ServiceNow, Inc.(a)	83,764	24,005,087
Smartsheet, Inc., Class A(a)	316,127	13,122,432
Splunk, Inc.(a)	134,740	17,008,230
SVMK, Inc.(a)(b)	699,385	9,448,691
TeamViewer AG(a)(b)	692,388	28,153,193
Weimob, Inc.(a)(b)(e)	22,970,000	14,305,584
Xero Ltd.(a)(b)	302,627	12,586,415
Zendesk, Inc.(a)(b)	212,163	13,580,554
Zoom Video Communications, Inc., Class A(a)(b)	100,968	14,753,444

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zscaler, Inc.(a)	350,131	$21,308,973

		617,375,745

Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	318,176	80,908,975

Total Common Stocks — 93.7% (Cost: $1,659,628,654)		2,148,709,864

Preferred Stocks — 1.6%

Diversified Financial Services — 0.2%
TransferWise (Seed Preferred) (Acquired 06/03/19, cost $1,327,042)(a)(c)(d)	15,005	1,229,810
TransferWise, Series A (Acquired 06/03/19, cost $1,569,103)(a)(c)(d)	17,742	1,454,134
TransferWise, Series B (Acquired 06/03/19, cost $450,607)(a)(c)(d)	5,095	417,586
TransferWise, Series C (Acquired 06/03/19, cost $251,969)(a)(c)(d)	2,849	233,504
TransferWise, Series D (Acquired 06/03/19, cost $69,694)(a)(c)(d)	788	64,584
TransferWise, Series E (Acquired 06/03/19, cost $7,429)(a)(c)(d)	84	6,885

		3,406,503

Internet & Direct Marketing Retail — 0.2%
Postmates, Inc., Series F (Acquired 01/08/19, cost $6,260,003)(a)(c)(d)	784,550	4,581,772

Road & Rail — 0.1%
FlixMobility GmbH Series F (Acquired 07/26/19, cost $2,492,260)(a)(c)(d)	125	1,465,818
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $1,080,592)(a)(c)(d)	39,400	1,653,618

		3,119,436

Semiconductors & Semiconductor Equipment — 0.5%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(c)(d)	581,814	2,239,984

Security	Shares	Value
SambaNova Systems, Inc. Series C (Acquired 02/20/20, cost $9,804,574)(a)(c)(d)	184,153	$9,553,858

		11,793,842

Software — 0.6%
C3 AI, Inc., Series H (Acquired 08/14/19, cost $5,995,815)(a)(c)(d)	1,190,000	4,712,400
Databricks, Inc. Series F (Acquired 22/10/19, cost $3,700,005)(a)(c)(d)	86,150	3,924,132
GitLab Inc., Series E (Acquired 09/10/19, cost $5,163,325)(a)(c)(d)	277,160	3,797,092
Palantir Technologies, Inc., Series I (Acquired 02/07/14, cost $1,500,011)(a)(c)(d)	244,700	1,350,744

		13,784,368

Total Preferred Stocks — 1.6% (Cost: $42,370,882)		36,685,921

Total Long-Term Investments — 95.3% (Cost: $1,701,999,536)		2,185,395,785

Short-Term Securities — 17.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(f)(h)	141,714,038	141,714,038
SL Liquidity Series, LLC, Money Market Series, 0.88%(f)(g)(h)	258,179,517	258,127,881

Total Short-Term Securities — 17.4% (Cost: $399,809,897)		399,841,919

Total Investments — 112.7% (Cost: $2,101,809,433)		2,585,237,704

Liabilities in Excess of Other Assets — (12.7)%		(291,715,355)

Net Assets — 100.0%		$2,293,522,349

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $40,573,834, representing 1.8% of its net assets as of period end, and an original cost $47,647,040.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Issuer	Shares Held at 09/30/19	Shares Purchased		Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	17,180,622	124,533,416	(b)	—	141,714,038	$141,714,038	$499,040		$106	$—
SL Liquidity Series, LLC, Money Market Series	145,550,227	112,629,290	(b)	—	258,179,517	258,127,881	1,424,838	(c)	(73,600)	14,438

						$399,841,919	$1,923,878		$(73,494)	$14,438

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Technology Opportunities Fund

For the six months ended March 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options purchased(a)	$—	$—	$(10,900)	$—	$—	$—	$(10,900)
Options written	—	—	3,140,605	—	—	—	3,140,605

	$—	$—	$3,129,705	$—	$—	$—	$3,129,705

Net Change in Unrealized Appreciation (Depreciation) on:

Options purchased(b)	$—	$—	$2,015	$—	$—	$—	$2,015
Options written	—	—	(2,295,938)	—	—	—	(2,295,938)

	$—	$—	$(2,293,923)	$—	$—	$—	$(2,293,923)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts sold	—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$30,094,892	$—	$—	$30,094,892
Communications Equipment	—	5,329,187	—	5,329,187
Diversified Consumer Services	61,127,537	—	—	61,127,537
Diversified Financial Services	—	—	3,578,783	3,578,783
Diversified Telecommunication Services	12,485,458	—	—	12,485,458
Electronic Equipment, Instruments & Components	—	35,493,422	—	35,493,422
Entertainment	78,322,431	—	—	78,322,431
Equity Real Estate Investment Trusts (REITs)	17,153,190	—	—	17,153,190
Health Care Technology	26,575,224	20,534,071	—	47,109,295
Hotels, Restaurants & Leisure	13,514,898	—	—	13,514,898
Interactive Media & Services	127,654,255	105,937,044	—	233,591,299
Internet & Direct Marketing Retail	166,855,417	53,846,950	309,131	221,011,498
IT Services	264,233,684	33,404,493	—	297,638,177
Multiline Retail	21,611,193	—	—	21,611,193
Professional Services	18,300,753	—	—	18,300,753
Road & Rail	5,245,554	—	—	5,245,554
Semiconductors & Semiconductor Equipment	280,345,302	68,472,275	—	348,817,577
Software	521,125,382	96,250,363	—	617,375,745
Technology Hardware, Storage & Peripherals	80,908,975	—	—	80,908,975
Preferred Stocks(a)	—	—	36,685,921	36,685,921
Short-Term Securities	141,714,038	—	—	141,714,038

Subtotal	$1,867,268,183	$419,267,805	$40,573,835	$2,327,109,823

Investments Valued at NAV(b)				258,127,881

Total Investments				$2,585,237,704

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) March 31, 2020 (Unaudited)	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2019	$4,466,728	$30,773,810	$35,240,538
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Other	—	1,652	1,652
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(578,814)	(7,594,120)	(8,172,934)
Purchases	—	13,504,579	13,504,579
Sales	—	—	—

Closing Balance, as of March 31, 2020	$3,887,914	$36,685,921	$40,573,835

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020(b)	$(578,814)	$(7,594,120)	$(8,172,934)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2020, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets:
Common Stocks	$ 3,887,914	Market	Revenue Multiple	3.75x - 9.25x	8.81x
Preferred Stocks(b)(c)	36,685,921	Market	Revenue Multiple	2.25x - 13.00x	7.91x

			Volatility	58%	—
			Time to Exit	5.0	—
	$40,573,835

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end March 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $2,239,984 changed to Option Pricing Model. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end March 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $16,817,326 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (unaudited)

March 31, 2020

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated(a),(b)	$723,431,853	$6,800,815,621	$298,853,324	$171,298,852	$2,185,395,785
Investments at value — affiliated(c)	8,850,675	318,999,209	1,496,521	5,430,223	399,841,919
Cash	—	—	6,162	—	—
Cash pledged:
Collateral — OTC derivatives	—	—	—	—	200
Futures contracts	4,285,711	—	—	—	—
Foreign currency at value(d)	15,619,095	1,259,700	413,274	219,133	702,490
Receivables:
Investments sold	13,213,756	53,147,081	515,975	550,300	6,381,623
Securities lending income — affiliated	233	132,274	381	—	193,330
Capital shares sold	27,527,877	30,168,090	337,766	132,773	17,789,402
Dividends — affiliated	6,083	53,971	655,729	473	75,138
Dividends — unaffiliated	4,494,727	7,371,072	688,786	1,863,587	715,135
From the Manager	73,409	—	34,585	14,004	127,199
Variation margin on futures contracts	235,534	—	—	—	—
Deferred offering costs	—	—	—	—	1,042
Prepaid expenses	76,853	154,950	50,010	43,974	144,738

Total assets	797,815,806	7,212,101,968	303,052,513	179,553,319	2,611,368,001

LIABILITIES
Cash collateral on securities loaned at value	425,058	214,341,511	825,760	—	258,181,912
Payables:
Investments purchased	13,134,481	87,340,447	—	1,353,889	49,157,516
Administration fees	27,577	318,972	11,453	6,503	73,927
Capital shares redeemed	8,134,319	17,877,150	433,264	2,984,339	7,910,607
Investment advisory fees	157,336	3,894,181	187,868	83,518	1,485,156
Trustees’ and Officer’s fees	8,538	32,344	6,131	4,812	10,317
Other accrued expenses	503,727	2,426,044	417,193	285,580	708,788
Other affiliates	116,827	58,400	—	7,984	386
Service and distribution fees	76,991	1,216,612	58,759	31,150	317,043
Transfer agent fees	—	—	2,782	—	—
Variation margin on futures contracts	217,027	—	—	—	—
Total liabilities	22,801,881	327,505,661	1,943,210	4,757,775	317,845,652

NET ASSETS	$775,013,925	$6,884,596,307	$301,109,303	$174,795,544	$2,293,522,349

NET ASSETS CONSIST OF
Paid-in capital	$987,467,262	$4,611,862,620	$381,526,499	$198,810,011	$1,820,913,201
Accumulated earnings (loss)	(212,453,337)	2,272,733,687	(80,417,196)	(24,014,467)	472,609,148

NET ASSETS	$775,013,925	$6,884,596,307	$301,109,303	$174,795,544	$2,293,522,349

(a) Investments at cost — unaffiliated	$824,889,479	$4,665,808,499	$367,836,344	$183,876,891	$1,701,999,536
(b) Securities loaned at value	$323,767	$208,834,372	$790,782	$—	$242,343,557
(c) Investments at cost — affiliated	$8,850,439	$318,963,781	$1,496,305	$5,430,223	$399,809,897
(d) Foreign currency at cost	$15,436,548	$1,263,595	$413,900	$223,053	$697,741

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2020

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$412,805,623	$3,200,151,439	$113,722,029	$67,400,104	$1,272,090,618

Shares outstanding(a)	32,268,638	53,111,600	5,520,237	2,650,435	38,137,516

Net asset value	$12.79	$60.25	$20.60	$25.43	$33.36

Service
Net assets	—	$35,421,723	$7,647,108	$2,890,618	$21,131,465

Shares outstanding(a)	—	617,663	413,667	120,173	670,756

Net asset value	—	$57.35	$18.49	$24.05	$31.50

Investor A
Net assets	$314,686,571	$2,518,960,498	$156,890,062	$91,444,530	$766,630,847

Shares outstanding(a)	24,879,334	44,090,750	9,062,075	3,865,609	24,875,680

Net asset value	$12.65	$57.13	$17.31	$23.66	$30.82

Investor C
Net assets	$6,155,562	$685,721,423	$22,850,104	$10,014,169	$165,051,274

Shares outstanding(a)	500,057	13,906,629	2,094,368	486,620	6,407,129

Net asset value	$12.31	$49.31	$10.91	$20.58	$25.76

Class K
Net assets	$38,396,410	$236,918,190	—	$3,046,123	$47,005,791

Shares outstanding(a)	3,001,385	3,927,279	—	119,760	1,408,959

Net asset value	$12.79	$60.33	—	$25.44	$33.36

Class R
Net assets	$2,969,759	$207,423,034	—	—	$21,612,354

Shares outstanding(a)	234,563	3,720,477	—	—	696,178

Net asset value	$12.66	$55.75	—	—	$31.04

(a)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2020

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$12,480,354	$39,851,008	$5,956,194	$3,293,326	$3,685,007
Dividends — affiliated	92,671	795,897	59,771	6,771	499,040
Interest — unaffiliated	8	47	6,072,935	—	26
Securities lending income — affiliated — net	1,987	922,147	7,011	—	1,424,838
Foreign taxes withheld	(1,145,129)	(292,366)	(93,380)	(232,493)	(196,068)

Total investment income	11,429,891	41,276,733	12,002,531	3,067,604	5,412,843

EXPENSES
Investment advisory	2,122,744	25,073,325	1,628,004	886,596	8,893,446
Transfer agent — class specific	833,461	4,172,709	306,874	194,456	1,299,955
Service and distribution — class specific	581,963	8,014,364	434,055	222,916	1,918,679
Custodian	288,034	60,800	21,573	18,601	54,292
Administration	194,940	1,303,666	85,420	47,696	436,470
Administration — class specific	94,381	744,647	40,225	22,463	224,205
Professional	120,309	61,330	82,395	93,043	67,450
Registration	78,111	138,493	48,315	48,912	148,796
Accounting services	44,719	226,778	29,555	24,585	81,160
Printing	28,925	78,759	32,361	41,844	32,741
Trustees and Officer	13,439	58,048	8,985	8,140	17,549
Offering	—	—	—	—	22,063
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	72	—
Miscellaneous	33,982	43,408	16,191	13,809	22,607

Total expenses	4,435,008	39,976,327	2,733,953	1,623,133	13,219,413
Less:
Fees waived and/or reimbursed by the Manager	(802,029)	(39,413)	(247,133)	(296,627)	(41,018)
Administration fees waived — class specific	(94,381)	—	(40,225)	(22,400)	(222,940)
Transfer agent fees waived and/or reimbursed — class specific	(610,380)	—	(304,018)	(138,981)	(717,247)

Total expenses after fees waived and/or reimbursed	2,928,218	39,936,914	2,142,577	1,165,125	12,238,208

Net investment income (loss)	8,501,673	1,339,819	9,859,954	1,902,479	(6,825,365)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(47,242,638)	251,232,745	1,142,243	(9,699,636)	96,611,288
Investments — affiliated	—	(143,701)	(193)	—	(73,600)
Capital gain distributions from investment companies — affiliated	18	19	3	1	106
Options written	—	—	—	—	3,140,605
Futures contracts	(6,317,166)	—	—	—	—
Forward foreign currency exchange contracts	—	598,301	—	—	—
Foreign currency transactions	(735,236)	(159,281)	(14,852)	(31,529)	132,360

	(54,295,022)	251,528,083	1,127,201	(9,731,164)	99,810,759

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(130,343,169)	(130,067,214)	(93,644,666)	(11,397,754)	(52,136,282)
Investments — affiliated	70	7,240	216	—	14,438
Options written	—	—	—	—	(2,295,938)
Futures contracts	2,337,425	—	—	—	—
Forward foreign currency exchange contracts	—	(4,310,704)	—	—	—
Foreign currency translations	264,727	(28,025)	7,883	32,977	(12,777)

	(127,740,947)	(134,398,703)	(93,636,567)	(11,364,777)	(54,430,559)

Net realized and unrealized gain (loss)	(182,035,969)	117,129,380	(92,509,366)	(21,095,941)	45,380,200

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(173,534,296)	$118,469,199	$(82,649,412)	$(19,193,462)	$38,554,835

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Six Months Ended 03/31/20 (Unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (Unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,501,673	$21,422,769	$1,339,819	$14,156,658
Net realized gain (loss)	(54,295,022)	(49,752,955)	251,528,083	248,179,419
Net change in unrealized appreciation (depreciation)	(127,740,947)	15,989,735	(134,398,703)	(405,539,429)

Net increase (decrease) in net assets resulting from operations	(173,534,296)	(12,340,451)	118,469,199	(143,203,352)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(12,598,153)	(10,162,498)	(133,372,174)	(213,418,441)
Service	—	—	(1,566,602)	(2,760,129)
Investor A	(11,082,568)	(7,937,835)	(110,003,143)	(205,102,599)
Investor C	(158,038)	(88,346)	(32,853,783)	(64,666,685)
Class K	(1,303,076)	(224,376)	(8,869,488)	(9,775,861)
Class R	(116,369)	(128,026)	(9,076,173)	(17,068,915)

Decrease in net assets resulting from distributions to shareholders	(25,258,204)	(18,541,081)	(295,741,363)	(512,792,630)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	63,822,825	196,132,910	190,905,078	387,357,211

NET ASSETS
Total increase (decrease) in net assets	(134,969,675)	165,251,378	13,632,914	(268,638,771)
Beginning of period	909,983,600	744,732,222	6,870,963,393	7,139,602,164

End of period	$775,013,925	$909,983,600	$6,884,596,307	$6,870,963,393

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets   (continued)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund
	Six Months Ended 03/31/20 (Unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (Unaudited)	Year Ended 09/30/19	Six Months Ended 03/31/20 (Unaudited)	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$9,859,954	$20,175,928	$1,902,479	$5,666,032	$(6,825,365)	$(8,157,876)
Net realized gain (loss)	1,127,201	(6,503,553)	(9,731,164)	(1,208,872)	99,810,759	(61,661,485)
Net change in unrealized appreciation (depreciation)	(93,636,567)	(11,344,379)	(11,364,777)	1,987,148	(54,430,559)	132,051,456

Net increase (decrease) in net assets resulting from operations	(82,649,412)	2,327,996	(19,193,462)	6,444,308	38,554,835	62,232,095

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,464,458)	(14,273,425)	(941,677)	(4,812,078)	(17,084,274)	(6,001,514)
Service	(256,386)	(938,768)	(34,694)	(201,787)	(352,518)	(157,877)
Investor A	(5,533,234)	(19,307,342)	(1,349,759)	(7,373,881)	(11,380,166)	(6,288,805)
Investor C	(1,260,107)	(7,759,253)	(118,740)	(1,251,082)	(3,074,126)	(1,647,499)
Class K	—	—	(44,606)	(190,815)	—	—
Class R	—	—	—	—	(319,966)	(145,876)

Decrease in net assets resulting from distributions to shareholders	(10,514,185)	(42,278,788)	(2,489,476)	(13,829,643)	(32,211,050)	(14,241,571)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(18,750,501)	(115,715,731)	(34,379,460)	(49,101,794)	390,049,884	465,131,159

NET ASSETS
Total increase (decrease) in net assets	(111,914,098)	(155,666,523)	(56,062,398)	(56,487,129)	396,393,669	513,121,683
Beginning of period	413,023,401	568,689,924	230,857,942	287,345,071	1,897,128,680	1,384,006,997

End of period	$301,109,303	$413,023,401	$174,795,544	$230,857,942	$2,293,522,349	$1,897,128,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017	2016	2015

Net asset value, beginning of period	$16.12		$16.97	$16.77		$14.50	$13.34	$14.19

Net investment income(a)	0.16		0.44	0.45		0.19	0.09	0.09
Net realized and unrealized gain (loss)	(3.04)		(0.90)	(0.12)		2.37	1.18	(0.69)

Net increase (decrease) from investment operations	(2.88)		(0.46)	0.33		2.56	1.27	(0.60)

Distributions from net investment income(b)	(0.45)		(0.39)	(0.13)		(0.29)	(0.11)	(0.25)

Net asset value, end of period	$12.79		$16.12	$16.97		$16.77	$14.50	$13.34

Total Return(c)
Based on net asset value	(18.47	)%(d)	(2.52)%	1.94	%(e)	17.99%	9.60%	(4.28)%

Ratios to Average Net Assets
Total expenses	0.82	%(f)	0.88%	0.86%		1.10%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(f)	0.59%	0.64%		0.86%	1.06%	1.06%

Net investment income	1.96	%(f)	2.78%	2.61%		1.20%	0.68%	0.62%

Supplemental Data
Net assets, end of period (000)	$412,806		$446,831	$403,149		$116,595	$52,490	$57,826

Portfolio turnover rate	99%		140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.
(f)	Annualized.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017	2016	2015

Net asset value, beginning of period	$15.93		$16.78	$16.60		$14.35	$13.20	$14.04

Net investment income(a)	0.13		0.40	0.38		0.12	0.06	0.05
Net realized and unrealized gain (loss)	(2.99)		(0.90)	(0.10)		2.38	1.16	(0.68)

Net increase (decrease) from investment operations	(2.86)		(0.50)	0.28		2.50	1.22	(0.63)

Distributions from net investment income(b)	(0.42)		(0.35)	(0.10)		(0.25)	(0.07)	(0.21)

Net asset value, end of period	$12.65		$15.93	$16.78		$16.60	$14.35	$13.20

Total Return(c)
Based on net asset value	(18.55	)%(d)	(2.77)%	1.68	%(e)	17.71%	9.30%	(4.55)%

Ratios to Average Net Assets
Total expenses	1.08	%(f)	1.16%	1.15%		1.42%	1.49%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75	%(f)	0.84%	0.89%		1.19%	1.33%	1.33%

Net investment income	1.63	%(f)	2.56%	2.20%		0.82%	0.46%	0.35%

Supplemental Data
Net assets, end of period (000)	$314,687		$404,739	$302,725		$169,806	$153,886	$163,932

Portfolio turnover rate	99%		140%	106%		177%	67%	64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017		2016		2015
Net asset value, beginning of period	$15.43		$16.11	$15.96		$13.81		$12.74		$13.54

Net investment income (loss)(a)	0.07		0.23	0.23		(0.01)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	(2.92)		(0.80)	(0.08)		2.29		1.12		(0.66)

Net increase (decrease) from investment operations	(2.85)		(0.57)	0.15		2.28		1.07		(0.72)

Distributions from net investment income(b)	(0.27)		(0.11)	—		(0.13)		(0.00	)(c)	(0.08)

Net asset value, end of period	$12.31		$15.43	$16.11		$15.96		$13.81		$12.74

Total Return(d)
Based on net asset value	(18.86	)%(e)	(3.51)%	0.94	%(f)	16.70%		8.44%		(5.32)%

Ratios to Average Net Assets
Total expenses	1.85	%(g)	1.88%	1.89%		2.22	%(h)	2.27	%(h)	2.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.50	%(g)	1.59%	1.64%		2.03%		2.14%		2.14%

Net investment income (loss)	0.84	%(g)	1.52%	1.39%		(0.05)%		(0.35)%		(0.47)%

Supplemental Data
Net assets, end of period (000)	$6,156		$9,448	$23,111		$24,717		$43,218		$42,066

Portfolio turnover rate	99%		140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Six Months
	Ended			Period from
	03/31/20		Year Ended	01/25/18(a)
	(unaudited)		09/30/19	to 09/30/18

Net asset value, beginning of period	$16.12		$16.98	$18.33

Net investment income(b)	0.16		0.56	0.39
Net realized and unrealized loss	(3.03)		(1.03)	(1.74)

Net decrease from investment operations	(2.87)		(0.47)	(1.35)

Distributions from net investment income(c)	(0.46)		(0.39)	—

Net asset value, end of period	$12.79		$16.12	$16.98

Total Return(d)
Based on net asset value	(18.44	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.65	%(g)	0.75%	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.54%	0.59	%(g)

Net investment income	1.99	%(g)	3.59%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$38,396		$43,721	$8,175

Portfolio turnover rate	99%		140%	106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.91		$16.74	$16.53		$14.29		$13.12		$13.94

Net investment income (loss)(a)	0.10		0.34	0.32		0.07		0.01		(0.01)
Net realized and unrealized gain (loss)	(2.99)		(0.88)	(0.08)		2.36		1.16		(0.68)

Net increase (decrease) from investment operations	(2.89)		(0.54)	0.24		2.43		1.17		(0.69)

Distributions from net investment income(b)	(0.36)		(0.29)	(0.03)		(0.19)		(0.00	)(c)	(0.13)

Net asset value, end of period	$12.66		$15.91	$16.74		$16.53		$14.29		$13.12

Total Return(d)
Based on net asset value	(18.67	)%(e)	(3.04)%	1.44	%(f)	17.26%		8.96%		(4.95)%

Ratios to Average Net Assets
Total expenses	1.37	%(g)	1.44%	1.45%		1.75	%(h)	1.83	%(h)	1.81	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(g)	1.09%	1.14%		1.55%		1.72%		1.72%

Net investment income (loss)	1.27	%(g)	2.20%	1.91%		0.46%		0.08%		(0.07)%

Supplemental Data
Net assets, end of period (000)	$2,970		$5,244	$7,572		$7,551		$8,343		$8,308

Portfolio turnover rate	99%		140%	106%		177%		67%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio
	Institutional
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$61.55		$67.67		$57.28	$50.30	$52.51		$50.07

Net investment income(a)	0.09		0.28		0.24	0.14	0.13		0.05
Net realized and unrealized gain (loss)	1.24		(1.64)		12.18	7.92	3.87		5.96

Net increase (decrease) from investment operations	1.33		(1.36)		12.42	8.06	4.00		6.01

Distributions(b)
From net investment income	(0.32)		(0.23)		(0.02)	—	(0.77)		(0.15)
From net realized gain	(2.31)		(4.53)		(2.01)	(1.08)	(5.44)		(3.42)

Total distributions	(2.63)		(4.76)		(2.03)	(1.08)	(6.21)		(3.57)

Net asset value, end of period	$60.25		$61.55		$67.67	$57.28	$50.30		$52.51

Total Return(c)
Based on net asset value	1.79	%(d)	(1.84)%		22.47%	16.53%	7.99%		12.25%

Ratios to Average Net Assets
Total expenses	0.85	%(e)	0.85	%(f)	0.87%	0.89%	0.90	%(f)	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(e)	0.84	%(f)	0.86%	0.89%	0.90	%(f)	0.88%

Net investment income	0.26	%(e)	0.45	%(f)	0.40%	0.27%	0.25	%(f)	0.09%

Supplemental Data
Net assets, end of period (000)	$3,200,151		$3,095,352		$2,944,146	$2,190,418	$1,544,880		$1,513,269

Portfolio turnover rate	18%		41%		39%	39%	50%		50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015

Investments in underlying funds	—		0.01%		—	—	0.01%		—

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Service
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$58.66		$64.73		$54.90	$48.39	$50.77		$48.51

Net investment income (loss)(a)	(0.01)		0.08		0.05	(0.01)	(0.01)		(0.10)
Net realized and unrealized gain (loss)	1.20		(1.57)		11.67	7.60	3.74		5.79

Net increase (decrease) from investment operations	1.19		(1.49)		11.72	7.59	3.73		5.69

Distributions(b)
From net investment income	(0.19)		(0.05)		—	—	(0.67)		(0.01)
From net realized gain	(2.31)		(4.53)		(1.89)	(1.08)	(5.44)		(3.42)

Total distributions	(2.50)		(4.58)		(1.89)	(1.08)	(6.11)		(3.43)

Net asset value, end of period	$57.35		$58.66		$64.73	$54.90	$48.39		$50.77

Total Return(c)
Based on net asset value	1.65	%(d)	(2.16)%		22.10%	16.20%	7.69%		11.95%

Ratios to Average Net Assets
Total expenses	1.15	%(e)	1.15	%(f)	1.17%	1.17%	1.17	%(f)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15	%(e)	1.15	%(f)	1.16%	1.17%	1.17	%(f)	1.15%

Net investment income (loss)	(0.04	)%(e)	0.14	%(f)	0.10%	(0.02)%	(0.03	)%(f)	(0.19)%

Supplemental Data
Net assets, end of period (000)	$35,422		$34,708		$39,325	$33,231	$31,917		$35,583

Portfolio turnover rate	18%		41%		39%	39%	50%		50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015

Investments in underlying funds	—		0.01%		—	—	0.01%		—

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A

	Six Months

	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$58.45		$64.50		$54.70	$48.22	$50.61		$48.38

Net investment income (loss)(a)	—		0.10		0.06	(0.01)	(0.01)		(0.10)
Net realized and unrealized gain (loss)	1.19		(1.56)		11.63	7.57	3.73		5.77

Net increase (decrease) from investment operations	1.19		(1.46)		11.69	7.56	3.72		5.67

Distributions(b)
From net investment income	(0.20)		(0.06)		—	—	(0.67)		(0.02)
From net realized gain	(2.31)		(4.53)		(1.89)	(1.08)	(5.44)		(3.42)

Total distributions	(2.51)		(4.59)		(1.89)	(1.08)	(6.11)		(3.44)

Net asset value, end of period	$57.13		$58.45		$64.50	$54.70	$48.22		$50.61

Total Return(c)
Based on net asset value	1.65	%(d)	(2.11)%		22.13%	16.20%	7.70%		11.94%

Ratios to Average Net Assets
Total expenses	1.12	%(e)	1.12	%(f)	1.15%	1.17%	1.18	%(f)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.12	%(e)	1.12	%(f)	1.14%	1.17%	1.18	%(f)	1.15%

Net investment income (loss)	(0.01	)%(e)	0.17	%(f)	0.11%	(0.02)%	(0.03	)%(f)	(0.19)%

Supplemental Data
Net assets, end of period (000)	$2,518,960		$2,598,888		$2,767,303	$2,597,901	$2,701,948		$2,827,428

Portfolio turnover rate	18%		41%		39%	39%	50%		50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015

Investments in underlying funds	—		0.01%		—	—	0.01%		—

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C
	Six Months Ended 03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$50.74		$56.55		$48.54	$43.22	$46.05		$44.36

Net investment loss(a)	(0.20)		(0.28)		(0.30)	(0.33)	(0.32)		(0.45)
Net realized and unrealized gain (loss)	1.08		(1.38)		10.20	6.73	3.37		5.31

Net increase (decrease) from investment operations	0.88		(1.66)		9.90	6.40	3.05		4.86

Distributions(b)
From net investment income	—		—		—	—	(0.44)		—
From net realized gain	(2.31)		(4.15)		(1.89)	(1.08)	(5.44)		(3.17)

Total distributions	(2.31)		(4.15)		(1.89)	(1.08)	(5.88)		(3.17)

Net asset value, end of period	$49.31		$50.74		$56.55	$48.54	$43.22		$46.05

Total Return(c)
Based on net asset value	1.29	%(d)	(2.82)%		21.22%	15.37%	6.92%		11.14%

Ratios to Average Net Assets
Total expenses	1.86	%(e)	1.85	%(f)	1.87%	1.90%	1.90	%(f)	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(e)	1.85	%(f)	1.87%	1.90%	1.90	%(f)	1.87%

Net investment loss	(0.75	)%(e)	(0.56	)%(f)	(0.61)%	(0.75)%	(0.75	)%(f)	(0.90)%

Supplemental Data
Net assets, end of period (000)	$685,721		$745,636		$1,017,205	$954,780	$1,130,051		$1,167,437

Portfolio turnover rate	18%		41%		39%	39%	50%		50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015

Investments in underlying funds	—		0.01%		—	—	0.01%		—

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Six Months Ended 03/31/20 (unaudited)						Period from 06/08/16(a) 09/30/16
			Year Ended September 30,
			2019		2018	2017

Net asset value, beginning of period	$61.63		$67.75		$57.37	$50.32	$49.82

Net investment income(b)	0.12		0.34		0.32	0.26	0.09
Net realized and unrealized gain (loss)	1.26		(1.65)		12.17	7.87	0.41

Net increase (decrease) from investment operations	1.38		(1.31)		12.49	8.13	0.50

Distributions(c)
From net investment income	(0.37)		(0.28)		(0.10)	—	—
From net realized gain	(2.31)		(4.53)		(2.01)	(1.08)	—

Total distributions	(2.68)		(4.81)		(2.11)	(1.08)	—

Net asset value, end of period	$60.33		$61.63		$67.75	$57.37	$50.32

Total Return(d)
Based on net asset value	1.86	%(e)	(1.75)%		22.58%	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.75	%(f)	0.75	%(g)	0.77%	0.78%	0.82	%(g)

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75	%(g)	0.76%	0.78%	0.82	%(g)

Net investment income	0.38	%(f)	0.55	%(g)	0.53%	0.47%	0.54	%(g)

Supplemental Data
Net assets, end of period (000)	$236,918		$171,517		$130,129	$48,253	$2,495

Portfolio turnover rate	18%		41%		39%	39%	50	%(h)

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f)  Annualized.
(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended						Period from
	03/31/20		Year Ended September 30,				06/08/2016(a)
	(Unaudited)		2019		2018	2017	09/30/2016

Investments in underlying funds	—		0.01%		—	—	0.01%

(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Class R
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018	2017	2016		2015

Net asset value, beginning of period	$57.05		$63.09		$53.71	$47.51	$50.04		$47.94

Net investment loss(a)	(0.10)		(0.09)		(0.11)	(0.16)	(0.17)		(0.26)
Net realized and unrealized gain (loss)	1.16		(1.53)		11.38	7.44	3.68		5.72

Net increase (decrease) from investment operations	1.06		(1.62)		11.27	7.28	3.51		5.46

Distributions(b)
From net investment income	(0.05)		—		—	—	(0.60)		—
From net realized gain	(2.31)		(4.42)		(1.89)	(1.08)	(5.44)		(3.36)

Total distributions	(2.36)		(4.42)		(1.89)	(1.08)	(6.04)		(3.36)

Net asset value, end of period	$55.75		$57.05		$63.09	$53.71	$47.51		$50.04

Total Return(c)
Based on net asset value	1.49	%(d)	(2.44)%		21.75%	15.85%	7.33%		11.59%

Ratios to Average Net Assets
Total expenses	1.45	%(e)	1.45	%(f)	1.46%	1.49%	1.51	%(f)	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.45	%(e)	1.45	%(f)	1.46%	1.49%	1.51	%(f)	1.45%

Net investment loss	(0.34	)%(e)	(0.15	)%(f)	(0.20)%	(0.33)%	(0.35	)%(f)	(0.48)%

Supplemental Data
Net assets, end of period (000)	$207,423		$224,862		$241,495	$198,426	$172,640		$146,562

Portfolio turnover rate	18%		41%		39%	39%	50%		50%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Annualized.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018	2017	2016		2015

Investments in underlying funds	—		0.01%		—	—	0.01%		—

See notes to financial statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional
	Six Months Ended 03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$26.57		$28.16	$27.33	$37.84	$37.71		$42.91

Net investment income(a)	0.67		1.24	1.32	0.16	0.24		0.09
Net realized and unrealized gain (loss)	(6.03)		(0.73)	0.75	5.09	2.81		0.89

Net increase (decrease) from investment operations	(5.36)		0.51	2.07	5.25	3.05		0.98

Distributions(b)
From net investment income	(0.61)		(1.05)	(1.05)	(0.23)	—		—
From net realized gains	—		(1.05)	(0.19)	(15.53)	(2.92)		(6.18)

Total distributions	(0.61)		(2.10)	(1.24)	(15.76)	(2.92)		(6.18)

Net asset value, end of period	$20.60		$26.57	$28.16	$27.33	$37.84		$37.71

Total Return(c)
Based on net asset value	(20.66	)%(d)	2.27%	7.81%	15.40%	8.64%		2.21%

Ratios to Average Net Assets
Total expenses	1.12	%(e)	1.12%	1.09%	1.19%	1.19	%(f)	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(e)	0.85%	0.85%	0.97%	0.91	%(f)	0.91%

Net investment income	5.14	%(e)	4.80%	4.79%	0.46%	0.67	%(f)	0.22%

Supplemental Data
Net assets, end of period (000)	113,722		$151,747	$248,847	$462,487	$686,845		$768,068

Portfolio turnover rate	52%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Service
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017		2016		2015

Net asset value, beginning of period	$23.91		$25.56	$24.87	$35.61		$35.80		$40.51

Net investment income (loss)(a)	0.57		1.06	1.15	0.10		0.09		(0.11)
Net realized and unrealized gain (loss)	(5.41)		(0.66)	0.67	4.73		2.64		0.89

Net increase (decrease) from investment operations	(4.84)		0.40	1.82	4.83		2.73		0.78

Distributions(b)
From net investment income	(0.58)		(1.00)	(0.94)	(0.04)		—		—
From net realized gains	—		(1.05)	(0.19)	(15.53)		(2.92)		(5.49)

Total distributions	(0.58)		(2.05)	(1.13)	(15.57)		(2.92)		(5.49)

Net asset value, end of period	$18.49		$23.91	$25.56	$24.87		$35.61		$35.80

Total Return(c)
Based on net asset value	(20.76	)%(d)	2.05%	7.54%	15.09%		8.18%		1.80%

Ratios to Average Net Assets
Total expenses	1.36	%(e)	1.31%	1.32%	1.37	%(f)	1.43	%(g)(h)	1.68	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.10%	1.10%	1.25%		1.31	%(h)	1.31%

Net investment income (loss)	4.85	%(e)	4.56%	4.58%	0.29%		0.27	%(h)	(0.28)%

Supplemental Data
Net assets, end of period (000)	$7,647		$10,024	$12,348	$18,087		$24,305		$27,489

Portfolio turnover rate	52%		79%	75%	154%		72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the expense ratio would have been 1.30% and 1.67%, respectively.

(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$22.43		$24.12	$23.53	$34.47	$34.74		$39.96

Net investment income (loss)(a)	0.54		1.00	1.08	0.11	0.09		(0.07)
Net realized and unrealized gain (loss)	(5.08)		(0.64)	0.65	4.54	2.56		0.85

Net increase (decrease) from investment operations	(4.54)		0.36	1.73	4.65	2.65		0.78

Distributions(b)
From net investment income	(0.58)		(1.00)	(0.95)	(0.06)	—		—
From net realized gains	—		(1.05)	(0.19)	(15.53)	(2.92)		(6.00)

Total distributions	(0.58)		(2.05)	(1.14)	(15.59)	(2.92)		(6.00)

Net asset value, end of period	$17.31		$22.43	$24.12	$23.53	$34.47		$34.74

Total Return(c)
Based on net asset value	(20.79	)%(d)	2.02%	7.58%	15.06%	8.20%		1.82%

Ratios to Average Net Assets
Total expenses	1.41	%(e)	1.37%	1.38%	1.45%	1.47	%(f)	1.60	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.10%	1.10%	1.25%	1.31	%(f)	1.31%

Net investment income (loss)	4.86	%(e)	4.55%	4.57%	0.36%	0.27	%(f)	(0.18)%

Supplemental Data
Net assets, end of period (000)	$156,890		$215,121	$214,095	$278,649	$377,271		$404,123

Portfolio turnover rate	52%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015, the expense ratio would have been 1.59%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor C
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.35		$16.19	$16.13	$28.15	$29.10		$34.43

Net investment income (loss)(a)	0.29		0.55	0.61	(0.12)	(0.13)		(0.30)
Net realized and unrealized gain (loss)	(3.20)		(0.45)	0.44	3.63	2.10		0.74

Net increase (decrease) from investment operations	(2.91)		0.10	1.05	3.51	1.97		0.44

Distributions(b)
From net investment income	(0.53)		(0.89)	(0.80)	—	—		—
From net realized gain	—		(1.05)	(0.19)	(15.53)	(2.92)		(5.77)

Total distributions	(0.53)		(1.94)	(0.99)	(15.53)	(2.92)		(5.77)

Net asset value, end of period	$10.91		$14.35	$16.19	$16.13	$28.15		$29.10

Total Return(c)
Based on net asset value	(21.07	)%(d)	1.30%	6.75%	14.23%	7.38%		1.03%

Ratios to Average Net Assets
Total expenses	2.18	%(e)	2.12%	2.10%	2.18%	2.20	%(f)(g)	2.32	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(e)	1.85%	1.85%	2.00%	2.05	%(g)	2.06%

Net investment income (loss)	4.10	%(e)	3.84%	3.82%	(0.48)%	(0.47	)%(g)	(0.93)%

Supplemental Data
Net assets, end of period (000)	$22,850		$36,132	$93,399	$123,321	$173,249		$198,760

Portfolio turnover rate	52%		79%	75%	154%	72%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund
	Institutional
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017		2016		2015

Net asset value, beginning of period	$28.67		$29.16	$31.36		$33.58		$31.10		$38.51

Net investment income(a)	0.28		0.70	0.76		0.49		0.36		0.27
Net realized and unrealized gain (loss)	(3.19)		0.32	(1.57)		2.85		2.18		(3.05)

Net increase (decrease) from investment operations	(2.91)		1.02	(0.81)		3.34		2.54		(2.78)

Distributions(b)
From net investment income	(0.26)		(0.66)	(0.98)		(1.47)		(0.06)		(0.92)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.33)		(1.51)	(1.39)		(5.56)		(0.06)		(4.63)

Net asset value, end of period	$25.43		$28.67	$29.16		$31.36		$33.58		$31.10

Total Return(c)
Based on net asset value	(10.30	)%(d)	3.86%	(2.67	)%(e)	10.61%		8.20%		(7.60)%

Ratios to Average Net Assets
Total expenses	1.17	%(f)	1.15%	1.14%		1.23	%(g)	1.26	%(g)(h)	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(f)(i)	0.84%	0.84%		1.01%		1.06	%(h)	1.14%

Net investment income	1.92	%(i)	2.52%	2.50%		1.51%		1.15	%(h)	0.77%

Supplemental Data
Net assets, end of period (000)	$67,400		$83,814	$102,541		$198,206		$353,512		$424,099

Portfolio turnover rate	24%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.21% and 0.84%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Service
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017		2016		2015

Net asset value, beginning of period	$27.14		$27.68		$29.76		$32.05		$29.72		$37.01

Net investment income(a)	0.24		0.59		0.65		0.35		0.23		0.17
Net realized and unrealized gain (loss)	(3.04)		0.31		(1.49)		2.75		2.10		(2.93)

Net increase (decrease) from investment operations	(2.80)		0.90		(0.84)		3.10		2.33		(2.76)

Distributions(b)
From net investment income	(0.22)		(0.59)		(0.83)		(1.30)		—		(0.82)
From net realized gain	(0.07)		(0.85)		(0.41)		(4.09)		—		(3.71)

Total distributions	(0.29)		(1.44)		(1.24)		(5.39)		—		(4.53)

Net asset value, end of period	$24.05		$27.14		$27.68		$29.76		$32.05		$29.72

Total Return(c)
Based on net asset value	(10.43	)%(d)	3.62%		(2.90	)%(e)	10.29%		7.84%		(7.86)%

Ratios to Average Net Assets
Total expenses	1.40	%(f)	1.33	%(g)	1.37%		1.48	%(g)	1.54	%(h)(i)	1.53	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(f)(j)	1.09%		1.09%		1.32%		1.38	%(h)	1.42%

Net investment income	1.71	%(j)	2.25%		2.27%		1.13%		0.76	%(h)	0.51%

Supplemental Data
Net assets, end of period (000)	$2,891		$3,196		$4,434		$7,142		$12,706		$19,269

Portfolio turnover rate	24%		22%		25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.44% and 1.09%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016, the expense ratio would have been 1.53%.

(j)	Annualized.

See notes to financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor A
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017		2016		2015

Net asset value, beginning of period	$26.69		$27.26	$29.30		$31.68		$29.38		$36.64

Net investment income(a)	0.22		0.60	0.61		0.37		0.24		0.15
Net realized and unrealized gain (loss)	(2.96)		0.27	(1.43)		2.69		2.06		(2.88)

Net increase (decrease) from investment operations	(2.74)		0.87	(0.82)		3.06		2.30		(2.73)

Distributions(b)
From net investment income	(0.22)		(0.59)	(0.81)		(1.35)		—		(0.82)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.29)		(1.44)	(1.22)		(5.44)		—		(4.53)

Net asset value, end of period	$23.66		$26.69	$27.26		$29.30		$31.68		$29.38

Total Return(c)
Based on net asset value	(10.39	)%(d)	3.57%	(2.89	)%(e)	10.27%		7.83%		(7.87)%

Ratios to Average Net Assets
Total expenses	1.49	%(f)	1.43%	1.44%		1.54	%(g)	1.57	%(g)(h)	1.58	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(f)(i)	1.09%	1.09%		1.30%		1.39	%(h)	1.46%

Net investment income	1.62	%(i)	2.30%	2.14%		1.20%		0.81	%(h)	0.44%

Supplemental Data
Net assets, end of period (000)	$91,445		$125,196	$140,473		$325,103		$350,855		$415,805

Portfolio turnover rate	24%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.52% and 1.09%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor C
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019	2018		2017		2016		2015

Net asset value, beginning of period	$23.25		$23.94	$25.81		$28.39		$26.52		$33.56

Net investment income (loss)(a)	0.10		0.32	0.39		0.12		0.02		(0.07)
Net realized and unrealized gain (loss)	(2.57)		0.26	(1.30)		2.42		1.85		(2.63)

Net increase (decrease) from investment operations	(2.47)		0.58	(0.91)		2.54		1.87		(2.70)

Distributions(b)
From net investment income	(0.13)		(0.42)	(0.55)		(1.03)		—		(0.63)
From net realized gain	(0.07)		(0.85)	(0.41)		(4.09)		—		(3.71)

Total distributions	(0.20)		(1.27)	(0.96)		(5.12)		—		(4.34)

Net asset value, end of period	$20.58		$23.25	$23.94		$25.81		$28.39		$26.52

Total Return(c)
Based on net asset value	(10.74	)%(d)	2.80%	(3.63	)%(e)	9.46%		7.05%		(8.56)%

Ratios to Average Net Assets
Total expenses	2.28	%(f)	2.20%	2.19%		2.30	%(g)	2.35	%(g)(h)	2.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(f)(i)	1.84%	1.84%		2.05%		2.13	%(h)	2.20%

Net investment income (loss)	0.88	%(i)	1.39%	1.57%		0.44%		0.07	%(h)	(0.24)%

Supplemental Data
Net assets, end of period (000)	$10,014		$14,805	$36,239		$53,884		$76,630		$96,334

Portfolio turnover rate	24%		22%	25%		130%		47%		66%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.31% and 1.84%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Annualized.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Class K
	Six Months
	Ended			Period from
	03/31/20		Year Ended	01/25/18(a)
	(unaudited)		09/30/19	to 09/30/18

Net asset value, beginning of period	$28.68		$29.17	$32.08

Net investment income(b)	0.29		0.73	0.56
Net realized and unrealized gain (loss)	(3.20)		0.30	(2.91)

Net increase (decrease) from investment operations	(2.91)		1.03	(2.35)

Distributions(c)
From net investment income	(0.26)		(0.67)	(0.56)
From net realized gain	(0.07)		(0.85)	—

Total distributions	(0.33)		(1.52)	(0.56)

Net asset value, end of period	$25.44		$28.68	$29.17

Total Return(d)
Based on net asset value	(10.27	)%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.08	%(g)	1.04%	1.02	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)(i)	0.79%	0.79	%(i)

Net investment income	1.98	%(i)	2.63%	2.81	%(i)

Supplemental Data
Net assets, end of period (000)	$3,046		$3,847	$3,659

Portfolio turnover rate	24%		22%	25	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.11% and 0.79%, respectively.

(h)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(i)	Annualized.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund
	Institutional
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017		2016	2015

Net asset value, beginning of period	$32.63		$31.83		$25.64		$19.18		$15.61	$14.37

Net investment loss(a)	(0.08)		(0.10)		(0.09)		(0.12)		(0.08)	(0.09)
Net realized and unrealized gain	1.32		1.20		8.25		6.78		3.65	1.33

Net increase from investment operations	1.24		1.10		8.16		6.66		3.57	1.24

Distributions from net realized gain	(0.51)		(0.30)		(1.97)		(0.20)		—	—

Net asset value, end of period	$33.36		$32.63		$31.83		$25.64		$19.18	$15.61

Total Return(b)
Based on net asset value	3.75	%(c)	3.63%		34.02%		35.13%		22.87%	8.63%

Ratios to Average Net Assets
Total expenses	1.00	%(d)	1.02	%(e)	1.10	%(e)	1.22	%(f)	1.27%	1.31	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92	%(d)	0.92	%(e)	0.99	%(e)	1.21%		1.23%	1.27%

Net investment loss	(0.44	)%(d)	(0.32	)%(e)	(0.32	)%(e)	(0.54)%		(0.49)%	(0.58)%

Supplemental Data
Net assets, end of period (000)	$1,272,091		$1,033,286		$584,654		$147,796		$78,179	$57,306

Portfolio turnover rate	20%		33%		49%		51%		84%	78%

(a) Based on average shares outstanding.

(b) Where applicable, assumes the reinvestment of distributions.

(c)  Aggregate total return.

(d) Annualized.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017		2016	2015
Investments in underlying funds	0.01%		0.01%		0.01%		—		—	—

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Service
	Six Months
	Ended
	03/31/20				Year Ended September 30,
	(unaudited)		2019		2018		2017		2016	2015

Net asset value, beginning of period	$30.88		$30.22		$24.44		$18.34		$14.96	$13.80

Net investment loss(a)	(0.12)		(0.17)		(0.15)		(0.16)		(0.12)	(0.12)
Net realized and unrealized gain	1.25		1.13		7.85		6.46		3.50	1.28

Net increase from investment operations	1.13		0.96		7.70		6.30		3.38	1.16

Distributions from net realized gain	(0.51)		(0.30)		(1.92)		(0.20)		—	—

Net asset value, end of period	$31.50		$30.88		$30.22		$24.44		$18.34	$14.96

Total Return(b)
Based on net asset value	3.60	%(c)	3.36%		33.74%		34.77%		22.59%	8.41%

Ratios to Average Net Assets
Total expenses	1.19	%(d)	1.25	%(e)	1.37	%(f)	1.48	%(e)	1.49%	1.48	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(d)	1.17	%(f)	1.22	%(f)	1.47%		1.49%	1.48%

Net investment loss	(0.69	)%(d)	(0.57	)%(f)	(0.55	)%(f)	(0.77)%		(0.74)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$21,131		$20,429		$15,208		$6,312		$2,583	$1,527

Portfolio turnover rate	20%		33%		49%		51%		84%	78%

(a) Based on average shares outstanding.

(b) Where applicable, assumes the reinvestment of distributions.

(c)  Aggregate total return.

(d) Annualized.

(e) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20				Year Ended September 30,
	(Unaudited)		2019		2018		2017		2016	2015
Investments in underlying funds	0.01%		0.01%		0.01%		—		—	—

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 1.45%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor A
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017	2016		2015

Net asset value, beginning of period	$30.22		$29.58		$23.95		$17.98	$14.68		$13.55

Net investment loss(a)	(0.11)		(0.17)		(0.16)		(0.17)	(0.13)		(0.13)
Net realized and unrealized gain	1.22		1.11		7.69		6.34	3.43		1.26

Net increase from investment operations	1.11		0.94		7.53		6.17	3.30		1.13

Distributions from net realized gain	(0.51)		(0.30)		(1.90)		(0.20)	—		—

Net asset value, end of period	$30.82		$30.22		$29.58		$23.95	$17.98		$14.68

Total Return(b)
Based on net asset value	3.61	%(c)	3.36%		33.70%		34.74%	22.48%		8.34%

Ratios to Average Net Assets
Total expenses	1.27	%(d)	1.29	%(e)	1.38	%(e)(f)	1.50%	1.56	%(f)	1.60	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17	%(d)	1.17	%(e)	1.26	%(e)	1.49%	1.55%		1.59%

Net investment loss	(0.69	)%(d)	(0.58	)%(e)	(0.59	)%(e)	(0.83)%	(0.81)%		(0.90)%

Supplemental Data
Net assets, end of period (000)	$766,631		$672,110		$627,626		$271,307	$180,658		$140,951

Portfolio turnover rate	20%		33%		49%		51%	84%		78%

(a) Based on average shares outstanding.

(b) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(c)  Aggregate total return.

(d) Annualized.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016		2015

Investments in underlying funds	0.01%		0.01%		0.01%		—	—		—

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016		2015

Expense ratios	—		N/A		1.37%		N/A	1.55%		1.57%

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor C
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017	2016	2015

Net asset value, beginning of period	$25.43		$25.13		$20.72		$15.70	$12.92	$12.03

Net investment loss(a)	(0.20)		(0.32)		(0.31)		(0.28)	(0.22)	(0.23)
Net realized and unrealized gain	1.04		0.92		6.57		5.50	3.00	1.12

Net increase from investment operations	0.84		0.60		6.26		5.22	2.78	0.89

Distribution from net realized gain	(0.51)		(0.30)		(1.85)		(0.20)	—	—

Net asset value, end of period	$25.76		$25.43		$25.13		$20.72	$15.70	$12.92

Total Return(b)
Based on net asset value	3.23	%(c)	2.60%		32.68%		33.73%	21.52%	7.40%

Ratios to Average Net Assets
Total expenses	2.00	%(d)	2.02	%(e)	2.10	%(e)(f)	2.27%	2.35%	2.40	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.92	%(d)	1.92	%(e)	2.01	%(e)	2.25%	2.35%	2.40%

Net investment loss	(1.44	)%(d)	(1.33	)%(e)	(1.34	)%(e)	(1.59)%	(1.61)%	(1.71)%

Supplemental Data
Net assets, end of period (000)	$165,051		$152,505		$142,942		$76,957	$56,707	$41,989

Portfolio turnover rate	20%		33%		49%		51%	84%	78%

(a) Based on average shares outstanding.

(b) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(c)  Aggregate total return.

(d) Annualized.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016	2015

Investments in underlying funds	0.01%		0.01%		0.01%		—	—	—

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016	2015

Expense ratios	—		N/A		2.09%		N/A	N/A	2.39%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Class R
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(unaudited)		2019		2018		2017	2016		2015

Net asset value, beginning of period	$30.48		$29.90		$24.20		$18.21	$14.92		$13.81

Net investment loss(a)	(0.16)		(0.24)		(0.23)		(0.23)	(0.17)		(0.18)
Net realized and unrealized gain	1.23		1.12		7.78		6.42	3.46		1.29

Net increase from investment operations	1.07		0.88		7.55		6.19	3.29		1.11

Distributions from net realized gain	(0.51)		(0.30)		(1.85)		(0.20)	—		—

Net asset value, end of period	$31.04		$30.48		$29.90		$24.20	$18.21		$14.92

Total Return(b)
Based on net asset value	3.45	%(c)	3.12%		33.35%		34.41%	22.05%		8.04%

Ratios to Average Net Assets
Total expenses	1.59	%(d)	1.60	%(e)	1.69	%(e)	1.81%	1.85	%(f)	1.86	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.42	%(d)	1.42	%(e)	1.53	%(e)	1.77%	1.83%		1.85%

Net investment loss	(0.94	)%(d)	(0.83	)%(e)	(0.87	)%(e)	(1.11)%	(1.09)%		(1.16)%

Supplemental Data
Net assets, end of period (000)	$21,612		$18,799		$13,577		$9,700	$6,054		$5,060

Portfolio turnover rate	20%		33%		49%		51%	84%		78%

(a) Based on average shares outstanding.

(b) Where applicable, assumes the reinvestment of distributions.

(c)  Aggregate total return.

(d) Annualized.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016		2015

Investments in underlying funds	0.01%		0.01%		0.01%		—	—		—

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months
	Ended
	03/31/20		Year Ended September 30,
	(Unaudited)		2019		2018		2017	2016		2015

Expense ratios	—		N/A		N/A		N/A	1.84%		1.83%

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Class K
	Period from 12/10/19(a) to 03/31/20

Net asset value, beginning of period	$34.59

Net investment loss(b)	(0.05)
Net realized and unrealized loss	(1.18)

Net decrease from investment operations	(1.23)

Distributions from net investment income(c)	—

Net asset value, end of period	$33.36

Total Return(d)
Based on net asset value	(3.56	)%(e)

Ratios to Average Net Assets
Total expenses	0.89	%(f)

Total expenses after fees waived and/or reimbursed	0.87	%(f)

Net investment loss	(0.46	)%(f)

Supplemental Data
Net assets, end of period (000)	$47,006

Portfolio turnover rate	20%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock High Equity Income Fund.	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are sold only to certain employer-sponsored retirement plans. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 13, 2019, the Board approved a change in the fiscal year-end (“FYE”) of Advantage International, High Equity Income and International Dividend, effective as of May 31, 2020, as follows:

Fund Name	Current FYE	Approved FYE
Advantage International Fund	September 30	May 31
High Equity Income Fund	September 30	May 31
International Dividend Fund	September 30	May 31

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and the money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm International Equity Fund (the “Target Fund”) approved the reorganization of the Target Fund into Advantage International. As a result, Advantage International acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Advantage International.

Each shareholder of the Target Fund received shares of Advantage International in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of Advantage International in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage International’s Share Class	Shares of Advantage International
Class A	2,038,749	0.72388825	Investor A	1,475,826
Class B	30,592	0.72323294	Investor A	22,125
Class Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Target Fund

Net assets	$79,635,612
Paid-in capital	80,326,765
Accumulated loss	(691,153)

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, assets received and shares issued by Advantage International were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage International’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Advantage International before the reorganization were $702,389,703. The aggregate net assets of Advantage International immediately after the reorganization amounted to $782,025,315. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm International Equity Fund	$77,948,036	$77,740,666

The purpose of the transaction was to combine the assets of the Target Fund with the assets of Advantage International. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of Advantage International, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $21,454,038.

•	Net realized and change in unrealized loss on investments: $(41,599,331).

•	Net decrease in net assets resulting from operations: $(20,145,293).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage International’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Advantage International in connection with the reorganization were expensed by Advantage International. The Manager reimbursed Advantage International $123,081.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIALS	71

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2020, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments, When-Issued and Delayed Delivery Securities: The funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of

NOTES TO FINANCIALS	73

Notes to Financial Statements  (unaudited) (continued)

unsettled when-issued transactions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
J.P. Morgan Securities LLC	$8,031	$(8,031)	$—
Morgan Stanley & Co. LLC	315,736	(315,736)	—

	$323,767	$(323,767)	$—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$67,727	$(67,727)	$—
BMO Capital Markets	1,277,886	(1,277,886)	—
BNP Paribas Securities Corp.	9,408,795	(9,408,795)	—
BofA Securities, Inc.	7,839,240	(7,839,240)	—
Citigroup Global Markets, Inc.	2,497,461	(2,497,461)	—
Credit Suisse Securities (USA) LLC	2,909,283	(2,909,283)	—
Deutsche Bank Securities, Inc.	1,598,599	(1,598,599)	—
Goldman Sachs & Co.	9,794,637	(9,794,637)	—
Jefferies LLC	1,293,072	(1,293,072)	—
JP Morgan Securities LLC	79,939,060	(79,939,060)	—
Morgan Stanley & Co. LLC	69,308,817	(69,308,817)	—
National Financial Services LLC	22,314,372	(22,314,372)	—
State Street Bank & Trust Co.	21,970	(21,970)	—
TD Prime Services LLC	563,453	(563,453)	—

	$208,834,372	$(208,834,372)	$—

High Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$69,924	$(69,924)	$—
Credit Suisse Securities (USA) LLC	402,063	(402,063)	—
State Street Bank & Trust Co.	318,795	(318,795)	—

	$790,782	$(790,782)	$—

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$2,114,298	$(2,114,298)	$—
BofA Securities, Inc.	2,864,853	(2,864,853)	—
Citigroup Global Markets, Inc.	21,804,030	(21,804,030)	—
Credit Suisse Securities (USA) LLC	20,825,844	(20,825,844)	—
Deutsche Bank Securities, Inc.	2,846,270	(2,846,270)	—
Goldman Sachs & Co.	121,649,606	(121,649,606)	—
Jefferies LLC	1,889,293	(1,889,293)	—
JP Morgan Securities LLC	55,147,649	(55,147,649)	—
National Financial Services LLC	1,843,498	(1,843,498)	—
SG Americas Securities LLC	404,816	(404,816)	—
State Street Bank & Trust Co.	161,054	(161,054)	—
TD Prime Services LLC	1,634,754	(1,634,754)	—
UBS Securities LLC	9,157,592	(9,157,592)	—

	$242,343,557	$(242,343,557)	$—

(a)

Collateral received in excess of the market value of securities loaned is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds, and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIALS	75

Notes to Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	High Equity Income	International Dividend	Technology Opportunities

First $1 Billion	0.45%	0.81%	0.79%	0.82%
$1 Billion — $3 Billion.	0.42	0.76	0.74	0.77
$3 Billion — $5 Billion.	0.41	0.73	0.71	0.74
$5 Billion — $10 Billion	0.39	0.70	0.69	0.71
Greater than $10 Billion	0.38	0.68	0.67	0.70

Investment Advisory Fees

Average Daily Net Assets	Health Sciences Opportunities

First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R

Distribution Fee	—	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Class R	Total

Advantage International	$—	$526,718	$43,381	$11,864	$581,963
Health Sciences Opportunities	49,622	3,476,142	3,897,905	590,695	8,014,364
High Equity Income	13,180	260,523	160,352	—	434,055
International Dividend	4,071	152,390	66,455	—	222,916
Technology Opportunities	30,010	968,132	865,221	55,316	1,918,679

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 46,320	$—	$42,075	$871	$4,641	$474	$94,381
Health Sciences Opportunities	338,899	3,963	277,721	77,867	22,603	23,594	744,647
High Equity Income	15,119	1,067	20,822	3,217	—	—	40,225
International Dividend	8,214	330	12,209	1,337	373	—	22,463
Technology Opportunities	122,685	2,396	77,271	17,267	2,379	2,207	224,205

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total

Advantage International	$230,062	$—	$230,062
Health Sciences Opportunities	817	—	817
High Equity Income	76	—	76
International Dividend.	28	215	243
Technology Opportunities	765	—	765

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$2,585	$—	$ 7,176	$ 709	$ 38	$ 42	$10,550
Health Sciences Opportunities	7,570	110	39,947	9,625	306	700	58,258
High Equity Income	439	—	9,961	1,570	—	—	11,970
International Dividend	730	—	5,535	797	18	—	7,080
Technology Opportunities	3,544	45	8,746	3,404	—	114	15,853

NOTES TO FINANCIALS	77

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$416,289	$—	$400,693	$9,102	$1,909	$5,468	$833,461
Health Sciences Opportunities	1,784,082	29,906	1,696,800	419,554	3,376	238,991	4,172,709
High Equity Income	97,032	6,534	172,886	30,422	—	—	306,874
International Dividend	53,687	1,811	121,803	16,454	701	—	194,456
Technology Opportunities	678,770	5,820	501,890	91,144	—	22,331	1,299,955

Other Fees: For the six months ended March 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$5,335
Health Sciences Opportunities	95,815
High Equity Income	5,032
International Dividend	1,753
Technology Opportunities	87,163

For the six months ended March 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C

Advantage International	$ 2,853	$ 2,215
Health Sciences Opportunities	10,144	32,878
High Equity Income	366	2,971
International Dividend	1	127
Technology Opportunities	3,193	27,371

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022 for High Equity Income and through January 30, 2021 for all other Funds. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2020, the amounts waived were as follows:

Fees Waived By the Manager

Advantage International	$ 4,656
Health Sciences Opportunities	39,413
High Equity Income	2,909
International Dividend.	380
Technology Opportunities	27,724

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, January 31, 2022 for High Equity Income and through January 30, 2021 for all other Funds. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended March 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage International		Health Sciences Opportunities	High Equity Income		International Dividend		Technology Opportunities

Institutional	0.50%		N/A	0.85%		0.84%		0.92%
Service	0.75	(a)	N/A	1.10		1.09		1.17
Investor A.	0.75		N/A	1.10		1.09		1.17
Investor C	1.50		N/A	1.85		1.84		1.92
Class K	0.45		N/A	N/A		0.79		0.87	(b)
Class R	1.00		N/A	1.35	(a)	1.34	(a)	1.42

(a)	There were no shares outstanding as of March 31, 2020.
(b)	Commencement of operations December 10, 2019.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, with the exception of High Equity Income, which is through January 31, 2022, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Advantage International	$797,373
High Equity Income	244,224
International Dividend	296,247
Technology Opportunities	13,294

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$46,320	$—	$42,074	$871	$4,642	$474	$94,381
High Equity Income	15,119	1,067	20,822	3,217	—	—	40,225
International Dividend	8,214	267	12,209	1,337	373	—	22,400
Technology Opportunities	122,685	1,732	77,271	17,267	1,778	2,207	222,940

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$300,486	$—	$296,897	$6,835	$1,871	$4,291	$610,380
High Equity Income	95,988	6,304	171,899	29,827	—	—	304,018
International Dividend	33,164	1,074	91,233	12,809	701	—	138,981
Technology Opportunities	355,107	212	298,868	46,457	—	16,603	717,247

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019 the repayment arrangement between each Fund and the Manager, pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on the net expenses was terminated.

For the six months ended March 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019:

Advantage International
Fund Level	$2,306,559
Institutional	954,839
Investor A	1,016,961
Investor C	47,731
Class K	6,824
Class R	27,786
High Equity Income
Fund Level	1,025,849
Institutional	837,237
Service	34,311
Investor A	863,133
Investor C	277,116
International Dividend
Fund Level	1,131,355
Institutional	290,300
Service	7,895
Investor A	572,069
Investor C	118,562
Class K	2,886
Technology Opportunities
Fund Level	85,605
Institutional	1,143,320
Service	24,850
Investor A	1,273,078
Investor C	235,711
Class K	—
Class R	47,898

NOTES TO FINANCIALS	79

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Health Sciences Opportunities and High Equity Income retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International, International Dividend and Technology Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Health Sciences Opportunities and High Equity Income, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, International Dividend and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, Health Sciences Opportunities and High Equity Income retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$297
Health Sciences Opportunities	258,865
High Equity Income	1,794
Technology Opportunities	283,838

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2020, Advantage International did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2020, the purchase and sale transactions and any net realized gain (loss) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain

Technology Opportunities	$1,205,987	$109,347	$(51,821)

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Purchases	$910,060,563	$1,361,788,469	$160,521,734	$51,633,970	$680,717,724
Sales	887,872,735	1,339,189,191	205,366,858	84,848,671	419,148,347

For the six months ended March 31, 2020, purchases and sales related to equity-linked notes for High Equity Income were $309,139,181 and $284,037,765, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Advantage International	Technology Opportunities

$52,114,640	$60,373,178

As of March 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities

Tax cost	$844,847,487	$4,999,346,202	$376,596,448	$191,852,206	$2,107,114,981

Gross unrealized appreciation	$30,634,388	$2,274,116,697	$7,904,694	$12,996,490	$550,591,552
Gross unrealized depreciation	(140,649,782)	(153,648,069)	(84,151,297)	(28,119,621)	(72,468,829)

Net unrealized appreciation (depreciation)	$(110,015,394)	$2,120,468,628	$(76,246,603)	$(15,123,131)	$478,122,723

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or

NOTES TO FINANCIALS	81

Notes to Financial Statements  (unaudited) (continued)

economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Advantage International and International Dividend invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Advantage International’s and International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities, and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector and Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/20		Year Ended 09/30/19
Advantage International	Shares	Amount	Shares	Amount

Institutional
Shares sold	8,282,464	$126,096,788	7,187,213	$112,138,877
Shares issued in reinvestment of distributions	752,851	12,406,978	679,659	10,004,600
Shares issued in the reorganization(a)	(4,486,479)	(69,740,839)	1,191,455	18,579,616
Shares redeemed	—	—	(5,091,175)	(79,480,738)

Net increase	4,548,836	$68,762,927	3,967,152	$61,242,355

Investor A
Shares sold and automatic conversion of shares	5,437,312	$85,493,247	7,413,242	$114,556,452
Shares issued in reinvestment of distributions	641,324	10,459,991	506,134	7,379,502
Shares issued in the reorganization(a)	(6,607,528)	(102,081,225)	3,961,430	61,055,996
Shares redeemed	—	—	(4,512,726)	(69,568,154)

Net increase (decrease)	(528,892)	$(6,127,987)	7,368,080	$113,423,796

Investor C
Shares sold	30,815	$457,124	104,380	$1,581,801
Shares issued in reinvestment of distributions	9,703	154,382	6,077	86,360
Shares redeemed and automatic conversion of shares	(152,739)	(2,321,528)	(932,769)	(14,025,339)

Net decrease	(112,221)	$(1,710,022)	(822,312)	$(12,357,178)

Class K
Shares sold	700,204	$10,806,158	2,442,351	$39,126,033
Shares issued in reinvestment of dividends	78,765	1,298,042	14,952	220,087
Shares redeemed	(489,145)	(7,706,127)	(227,253)	(3,579,204)

Net increase	289,824	$4,398,073	2,230,050	$35,766,916

Class R
Shares sold	17,050	$270,883	74,667	$1,148,306
Shares issued in reinvestment of distributions	7,122	116,369	8,775	128,026
Shares redeemed	(119,240)	(1,887,418)	(206,197)	(3,219,311)

Net decrease	(95,068)	$(1,500,166)	(122,755)	$(1,942,979)

Total Net Increase	4,102,479	$63,822,825	12,620,215	$196,132,910

(a) See Note 1 regarding the reorganization.

Health Sciences Opportunities

Institutional
Shares sold	9,378,584	$594,010,029	16,325,905	$988,684,149
Shares issued in reinvestment of distributions	1,925,274	127,299,118	3,378,060	203,122,898
Shares redeemed	(8,483,091)	(536,231,352)	(12,922,800)	(782,762,821)

Net increase	2,820,767	$185,077,795	6,781,165	$409,044,226

Service
Shares sold	128,876	$7,818,765	139,988	$8,089,568
Shares issued in reinvestment of distributions	24,556	1,546,767	46,803	2,689,300
Shares redeemed	(127,416)	(7,889,191)	(202,720)	(11,765,167)

Net increase (decrease)	26,016	$1,476,341	(15,929)	$(986,299)

Investor A
Shares issued from conversion(a)	3,655,160	$224,044,023	—	$—
Shares sold and automatic conversion of shares	—	—	9,513,222	559,253,517
Shares issued in reinvestment of distributions	1,709,241	107,254,886	3,500,360	200,325,664
Shares redeemed	(5,740,845)	(348,464,698)	(11,451,134)	(662,324,377)

Net increase (decrease)	(376,444)	$(17,165,789)	1,562,448	$97,254,804

NOTES TO FINANCIALS	83

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Investor C
Shares sold	804,823	$43,055,789	1,894,248	$95,470,146
Shares issued in reinvestment of distributions	591,997	32,133,581	1,265,770	63,261,217
Shares redeemed	(2,185,195)	(115,235,614)	(6,451,239)	(335,742,806)

Net decrease	(788,375)	$(40,046,244)	(3,291,221)	$(177,011,443)

Class K
Shares sold	1,536,212	$98,759,431	1,230,466	$74,794,211
Shares issued in reinvestment of distributions	134,010	8,868,769	162,449	9,774,577
Shares redeemed	(525,999)	(33,849,130)	(530,603)	(31,999,450)

Net increase	1,144,223	$73,779,070	862,312	$52,569,338

Class R
Shares sold	375,002	$22,410,050	726,290	$41,078,199
Shares issued in reinvestment of distributions	147,933	9,068,275	304,568	17,058,868
Shares redeemed	(743,931)	(43,694,420)	(917,169)	(51,650,482)

Net increase (decrease)	(220,996)	$(12,216,095)	113,689	$6,486,585

Total Net Increase	2,605,191	$190,905,078	6,012,464	$387,357,211

High Equity Income

Institutional
Shares sold	927,015	$24,522,542	1,620,135	$41,789,821
Shares issued in reinvestment of distributions	129,565	3,392,618	551,850	14,113,022
Shares redeemed	(1,247,323)	(29,889,662)	(5,297,435)	(138,484,099)

Net decrease	(190,743)	$(1,974,502)	(3,125,450)	$(82,581,256)

Service
Shares sold	89,518	$2,167,232	53,252	$1,231,694
Shares issued in reinvestment of distributions	10,863	255,988	40,695	937,357
Shares redeemed	(106,035)	(2,381,158)	(157,690)	(3,664,934)

Net increase (decrease)	(5,654)	$42,062	(63,743)	$(1,495,883)

Investor A
Shares sold and automatic conversion of shares.	635,078	$13,847,066	2,710,471	$60,252,847
Shares issued in reinvestment of distributions	246,958	5,444,398	879,629	19,031,831
Shares redeemed	(1,412,579)	(30,432,229)	(2,874,581)	(62,930,089)

Net increase (decrease)	(530,543)	$(11,140,765)	715,519	$16,354,589

Investor C
Shares sold	225,657	$3,195,826	481,593	$6,896,158
Shares issued in reinvestment of distributions	88,820	1,240,335	541,742	7,642,459
Shares redeemed	(738,561)	(10,113,457)	(4,273,236)	(62,531,798)

Net decrease	(424,084)	$(5,677,296)	(3,249,901)	$(47,993,181)

Total Net Decrease	(1,151,024)	$(18,750,501)	(5,723,575)	$(115,715,731)

International Dividend

Institutional
Shares sold	238,433	$6,493,125	664,263	$18,644,829
Shares issued in reinvestment of distributions	30,976	898,294	165,910	4,496,962
Shares redeemed	(542,389)	(15,557,473)	(1,423,038)	(39,171,088)

Net decrease	(272,980)	$(8,166,054)	(592,865)	$(16,029,297)

Service
Shares sold	5,529	$153,042	9,711	$257,339
Shares issued in reinvestment of distributions	1,216	33,429	7,635	195,594
Shares redeemed	(4,356)	(120,849)	(59,704)	(1,556,385)

Net increase (decrease)	2,389	$65,622	(42,358)	$(1,103,452)

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
International Dividend	Shares	Amount	Shares	Amount
Investor A
Shares issued from conversion(a)	—	$—	889,911	$23,000,163
Shares sold and automatic conversion of shares	214,651	5,853,168	—	—
Shares issued in reinvestment of distributions	48,775	1,318,471	285,028	7,196,565
Shares redeemed	(1,088,336)	(29,488,427)	(1,638,441)	(42,437,755)

Net decrease	(824,910)	$(22,316,788)	(463,502)	$(12,241,027)

Investor C
Shares sold	18,554	$445,217	45,047	$998,328
Shares issued in reinvestment of distributions	4,919	116,483	56,149	1,232,770
Shares redeemed	(173,639)	(4,102,948)	(978,393)	(22,187,137)

Net decrease	(150,166)	$(3,541,248)	(877,197)	$(19,956,039)

Class K
Shares sold	9,717	$278,820	40,090	$1,112,479
Shares issued in reinvestment of dividends	1,465	42,496	6,665	181,244
Shares redeemed	(25,565)	(742,308)	(38,053)	(1,065,702)

Net increase (decrease)	(14,383)	$(420,992)	8,702	$228,021

Total Net Decrease	(1,260,050)	$(34,379,460)	(1,967,220)	$(49,101,794)

Technology Opportunities

Institutional
Shares sold	16,433,385	$584,094,133	24,052,716	$739,645,950
Shares issued in reinvestment of dividends	471,213	16,237,989	207,296	5,657,118
Shares redeemed	(10,435,555)	(372,217,664)	(10,959,717)	(333,674,502)

Net increase	6,469,043	$228,114,458	13,300,295	$411,628,566

Service
Shares sold	295,840	$10,078,565	429,103	$12,520,533
Shares issued in reinvestment of dividends	10,689	348,246	6,056	156,799
Shares redeemed	(297,287)	(10,300,628)	(276,902)	(8,156,518)

Net increase	9,242	$126,183	158,257	$4,520,814

Investor A
Shares sold and automatic conversion of shares	7,442,175	$249,307,331	8,881,029	$253,971,288
Shares issued in reinvestment of dividends	343,246	10,939,243	238,235	6,034,551
Shares redeemed	(5,150,180)	(166,840,158)	(8,097,325)	(223,707,727)

Net increase	2,635,241	$93,406,416	1,021,939	$36,298,112

Investor C
Shares sold	1,241,871	$34,542,982	1,884,110	$45,401,724
Shares issued in reinvestment of dividends	113,196	3,022,331	75,643	1,622,352
Shares redeemed and automatic conversion of shares	(944,385)	(25,419,464)	(1,650,779)	(38,974,671)

Net increase	410,682	$12,145,849	308,974	$8,049,405

	Period from 12/10/19(a) to 03/31/20
Technology Opportunities	Shares	Amount

Class K
Shares sold	1,916,370	$73,147,318	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(507,411)	(19,579,068)	—	—

Net increase (decrease)	1,408,959	$53,568,250	—	$—

(a)	Commencement of operations.

NOTES TO FINANCIALS	85

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/20		Year Ended 09/30/19
Technology Opportunities	Shares	Amount	Shares	Amount
Class R
Shares sold	233,450	$7,755,239	347,493	$9,898,454
Shares reinvestments	9,842	316,225	5,613	143,693
Shares redeemed	(163,928)	(5,382,736)	(190,325)	(5,407,885)

Net increase	79,364	$2,688,728	162,781	$4,634,262

Total Net Increase	11,012,531	$390,049,884	14,952,246	$465,131,159

As of March 31, 2020, 8,673 Class K Shares of the Technology Opportunities were owned by BlackRock Financial Management, Inc., an affiliate of each Fund.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 16, 2020, the credit agreement was extended until April 2021 under the same terms.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio, BlackRock High Equity Income Fund, BlackRock International Dividend Fund and BlackRock Technology Opportunities Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	87

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as a Trustee of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	BlackRock International Dividend Fund

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	89

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	CREST Depository Interest

GDR	Global Depositary Receipts

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-3/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 4, 2020

4